UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – March 31, 2017

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2017

Vanguard U.S. Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, Vanguard U.S. Value Fund returned well over 12%, outpacing both its benchmark index and the average return of its peer group. In general, value stocks bested their growth counterparts.

• Your fund’s stock selection model generated broad-based performance. As a reminder, the model focuses on five signals that rank a universe of stocks. Four of those signals—valuation, growth, management decisions, and quality—contributed to performance.

In particular, the valuation signal was a significant driver of the fund’s return.

• Seven of the fund’s 11 industry sectors generated positive results, led by materials, information technology, and industrials.

• Stocks in the energy, real estate, and telecommunication services sectors detracted the most from performance.

Total Returns: Six Months Ended March 31, 2017
		Total
		Returns
Vanguard U.S. Value Fund		12.59%
Russell 3000 Value Index		10.45
Multi-Cap Value Funds Average		10.81
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.23%	1.10%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Value Funds.

1

Chairman’s Perspective

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

Bill McNabb
Chairman and Chief Executive Officer

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard U.S. Value Fund returned well over 12%. The fund bested its benchmark, the Russell 3000 Value Index, and the average return of its peer group by about 2 percentage points.

The investment environment

The period opened on an optimistic note as the U.S. economy appeared to pick up steam, with the manufacturing and housing sectors reporting solid activity and the employment rate continuing to improve. Personal consumption, private investment, and residential and nonresidential fixed investment also added to growth. Commodities, especially oil, regained some ground after price declines earlier in 2016.

That optimism carried over into the first quarter of 2017, with consumer confidence rising in March to its highest level in more than 16 years. Unemployment dropped that month to 4.5%, though the country added only 98,000 jobs and the labor force participation rate held steady at 63%.

Against this backdrop, stocks surged over the six-month period, as investors anticipated stronger growth and higher inflation. The earlier economic improvement and the prospect of more infrastructure spending, greater deregulation, and possible tax-code changes under the new administration helped fuel a shift toward riskier assets, propelling stocks to record highs in early 2017.

These developments most likely played a large part in the Federal Reserve’s decision in March to raise the federal funds target interest rate by a quarter percentage point,

to 0.75%–1%. The rate increase was the Fed’s second in three months but only the third in a decade.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macroeconomic factors we’ve described, our strategy focuses on specific fundamentals—not technical analysis. Our stock selection model evaluates companies within our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five key themes: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return, while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Over the period, the broad U.S. equity market (as measured by the Russell 3000 Index) returned more than 10%. U.S. stock market performance was broad-based;

6

ten out of 11 market sectors advanced, led by financials, industrials, and information technology. Value stocks outperformed their growth counterparts, small-capitalization stocks topped large-caps, and U.S. equities outperformed their developed- and emerging-market peers.

Our successes and failures

The fund’s performance was driven by our valuation signal, especially in the latter months of the period. The growth, management decisions, and quality signals contributed to a lesser degree.

Stock selection results were positive in seven sectors, with materials, IT, and industrials leading the way. Energy, real estate, and telecommunication services detracted the most.

Our strength in materials was largely due to an overweighting of AK Steel, which benefited from speculation about an increase in infrastructure spending. Chemours & Co., Advanced Micro Devices, and NVIDIA were also top contributors to performance. Washington Prime Group, Denbury Resources, and Apache hurt results the most.

Portfolio Managers:

James P. Stetler

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity

Research and Portfolio Strategies

Vanguard Quantitative Equity Group

April 12, 2017

7

U.S. Value Fund

Fund Profile

As of March 31, 2017

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	208	2,044	3,813
Median Market Cap	$35.5B	$53.7B	$58.2B
Price/Earnings Ratio	22.0x	24.3x	25.4x
Price/Book Ratio	2.1x	2.0x	3.0x
Return on Equity	10.4%	11.9%	16.3%
Earnings Growth Rate	5.3%	3.4%	7.3%
Dividend Yield	2.3%	2.4%	1.9%
Foreign Holdings	1.4%	0.0%	0.0%
Turnover Rate
(Annualized)	88%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.23%	—	—
30-Day SEC Yield	2.11%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	4.9%	4.9%	12.7%
Consumer Staples	8.1	8.0	8.3
Energy	11.5	11.6	6.2
Financials	26.9	27.0	14.8
Health Care	10.4	10.3	13.3
Industrials	10.3	10.4	10.7
Information
Technology	10.0	10.0	21.2
Materials	3.2	3.1	3.4
Real Estate	5.1	5.1	4.1
Telecommunication
Services	3.4	3.4	2.1
Utilities	6.2	6.2	3.2

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.89
Beta	1.01	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	3.2%
JPMorgan Chase & Co.	Diversified Banks	3.1
Johnson & Johnson	Pharmaceuticals	2.8
Bank of America Corp.	Diversified Banks	2.5
Procter & Gamble Co.	Household Products	2.3
General Electric Co.	Industrial
	Conglomerates	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.1
Wells Fargo & Co.	Diversified Banks	2.1
Berkshire Hathaway Inc. Multi-Sector Holdings		2.0
Merck & Co. Inc.	Pharmaceuticals	1.9
Top Ten		24.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.23%.

8

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	19.37%	13.92%	6.48%

See Financial Highlights for dividend and capital gains information.

9

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (4.8%)
	Best Buy Co. Inc.	234,931	11,547
*	Liberty Media Corp-Liberty
	SiriusXM	227,782	8,865
	Lear Corp.	60,218	8,526
*	Burlington Stores Inc.	85,693	8,337
	International Game
	Technology plc	274,701	6,510
	Whirlpool Corp.	35,685	6,114
	Carnival Corp.	93,716	5,521
	General Motors Co.	156,120	5,520
	Comcast Corp. Class A	132,404	4,977
*	Cooper-Standard
	Holdings Inc.	33,872	3,758
	Darden Restaurants Inc.	35,428	2,964
	Coach Inc.	41,205	1,703
*	Liberty Media Corp-Liberty
	SiriusXM	43,116	1,672
*	Iconix Brand Group Inc.	218,351	1,642
	Tailored Brands Inc.	71,859	1,074
*	Beazer Homes USA Inc.	57,029	692
			79,422
Consumer Staples (8.1%)
	Procter & Gamble Co.	430,540	38,684
	Philip Morris
	International Inc.	236,761	26,730
	Wal-Mart Stores Inc.	329,870	23,777
	Tyson Foods Inc. Class A	159,235	9,827
	Bunge Ltd.	120,716	9,568
	Conagra Brands Inc.	191,753	7,735
	Universal Corp.	100,852	7,135
	Fresh Del Monte
	Produce Inc.	74,365	4,405
	Walgreens Boots
	Alliance Inc.	28,190	2,341
	Colgate-Palmolive Co.	29,974	2,194
	Kimberly-Clark Corp.	3,998	526

	Omega Protein Corp.	23,585	473
	Mondelez International Inc.
	Class A	10,848	467
			133,862
Energy (11.4%)
	Exxon Mobil Corp.	651,768	53,452
	Chevron Corp.	229,586	24,651
	Devon Energy Corp.	265,104	11,060
*	Newfield Exploration Co.	255,729	9,439
	Valero Energy Corp.	140,239	9,297
*	Energen Corp.	159,958	8,708
^,*	Chesapeake
	Energy Corp.	1,435,557	8,527
^,*	Sanchez Energy Corp.	870,853	8,308
	Cimarex Energy Co.	64,466	7,703
*	Laredo Petroleum Inc.	525,120	7,667
	Schlumberger Ltd.	82,579	6,449
*	Denbury Resources Inc.	2,322,384	5,992
	Halliburton Co.	105,307	5,182
	Apache Corp.	99,950	5,136
	Baker Hughes Inc.	54,424	3,256
*	Transocean Ltd.	195,961	2,440
	ConocoPhillips	48,794	2,433
	Kinder Morgan Inc.	109,156	2,373
^	Ship Finance
	International Ltd.	158,130	2,325
^,*	EP Energy Corp. Class A	318,293	1,512
*	Unit Corp.	36,478	881
	Pioneer Natural
	Resources Co.	4,597	856
*	Abraxas Petroleum Corp.	365,019	737
	Williams Cos. Inc.	22,667	671
	Delek US Holdings Inc.	12,789	310
			189,365
Financials (26.8%)
	JPMorgan Chase & Co.	587,248	51,584
	Bank of America Corp.	1,744,780	41,159
	Wells Fargo & Co.	608,975	33,896

10

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	Berkshire Hathaway Inc.
	Class B	198,812	33,138
	Citigroup Inc.	519,051	31,050
	Goldman Sachs Group Inc.	87,330	20,061
	Morgan Stanley	400,556	17,160
	PNC Financial Services
	Group Inc.	133,979	16,110
	Bank of New York
	Mellon Corp.	314,170	14,838
	Prudential Financial Inc.	134,760	14,376
	Capital One Financial Corp.	159,875	13,855
	American Express Co.	145,652	11,522
	Fifth Third Bancorp	424,041	10,771
	Regions Financial Corp.	738,252	10,727
	Discover Financial Services	154,040	10,535
	Principal Financial
	Group Inc.	166,692	10,520
	Lincoln National Corp.	151,072	9,888
	Unum Group	206,536	9,684
	Citizens Financial
	Group Inc.	275,267	9,510
	Everest Re Group Ltd.	40,589	9,490
	Assured Guaranty Ltd.	235,512	8,740
	Ameriprise Financial Inc.	64,559	8,372
	SunTrust Banks Inc.	150,605	8,328
	Aflac Inc.	106,956	7,746
	State Street Corp.	80,768	6,430
	Universal Insurance
	Holdings Inc.	246,578	6,041
	Navient Corp.	365,959	5,402
	US Bancorp	84,554	4,355
	Primerica Inc.	42,158	3,465
	Reinsurance Group of
	America Inc. Class A	15,097	1,917
	Allstate Corp.	20,009	1,631
	Federal Agricultural
	Mortgage Corp.	8,306	478
*	Walker & Dunlop Inc.	10,159	423
			443,202
Health Care (10.3%)
	Johnson & Johnson	370,295	46,120
	Merck & Co. Inc.	494,699	31,433
	Pfizer Inc.	514,933	17,616
	Baxter International Inc.	229,022	11,877
	Aetna Inc.	83,798	10,688
*	HCA Holdings Inc.	114,496	10,189
*	Express Scripts
	Holding Co.	135,772	8,949
*	Quintiles IMS Holdings Inc.	102,776	8,277
*	WellCare Health Plans Inc.	58,877	8,255
	Medtronic plc	76,504	6,163
	Anthem Inc.	18,835	3,115
*	Tivity Health Inc.	101,217	2,945
*	Exelixis Inc.	88,698	1,922
*	INC Research Holdings Inc.
	Class A	31,705	1,454

	Eli Lilly & Co.	7,754	652
	Abbott Laboratories	7,358	327
			169,982
Industrials (10.3%)
	General Electric Co.	1,253,471	37,353
*	United Continental
	Holdings Inc.	165,182	11,668
	L3 Technologies Inc.	59,212	9,787
	Delta Air Lines Inc.	199,243	9,157
*	United Rentals Inc.	71,845	8,984
	Oshkosh Corp.	129,925	8,912
	Huntington Ingalls
	Industries Inc.	43,272	8,665
	Spirit AeroSystems
	Holdings Inc. Class A	147,868	8,564
	Emerson Electric Co.	133,072	7,966
	Quad/Graphics Inc.	289,661	7,311
	Global Brass & Copper
	Holdings Inc.	203,086	6,986
	SkyWest Inc.	201,842	6,913
	General Cable Corp.	290,085	5,207
	Parker-Hannifin Corp.	28,755	4,610
	Copa Holdings SA Class A	40,286	4,522
*	Chart Industries Inc.	106,595	3,724
	United Technologies Corp.	29,568	3,318
*	AECOM	88,979	3,167
	GATX Corp.	51,296	3,127
	Owens Corning	49,678	3,049
*	XPO Logistics Inc.	43,112	2,065
	Union Pacific Corp.	15,089	1,598
*	Atkore International
	Group Inc.	44,389	1,167
	CECO Environmental Corp.	44,926	472
	American Airlines Group Inc.	9,540	403
	LSC Communications Inc.	14,501	365
	Rockwell Automation Inc.	2,181	340
*	Rush Enterprises Inc.
	Class A	9,906	328
			169,728
Information Technology (9.9%)
	Apple Inc.	115,365	16,573
	Cisco Systems Inc.	406,997	13,756
	HP Inc.	745,101	13,322
	Intel Corp.	330,503	11,921
	International Business
	Machines Corp.	63,315	11,026
	Applied Materials Inc.	267,710	10,414
*	Advanced Micro
	Devices Inc.	690,427	10,046
	Computer Sciences Corp.	141,988	9,799
^,*	VMware Inc. Class A	102,350	9,430
*	TTM Technologies Inc.	527,959	8,516
	Booz Allen Hamilton
	Holding Corp. Class A	235,467	8,333
	CDW Corp.	142,049	8,198
	NVIDIA Corp.	69,867	7,611

11

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Oracle Corp.	156,793	6,994
*	Amkor Technology Inc.	422,764	4,900
*	Extreme Networks Inc.	464,622	3,489
*	Tech Data Corp.	31,039	2,915
	SYNNEX Corp.	17,929	2,007
*	Cirrus Logic Inc.	26,780	1,625
*	Sigma Designs Inc.	253,644	1,585
	QUALCOMM Inc.	8,923	512
*	Alpha & Omega
	Semiconductor Ltd.	29,683	510
*	Micron Technology Inc.	14,833	429
*	Anixter International Inc.	4,724	375
			164,286
Materials (3.2%)
*	Freeport-McMoRan Inc.	791,507	10,575
	Chemours Co.	254,617	9,803
	Huntsman Corp.	389,071	9,548
	United States Steel Corp.	271,273	9,172
	Steel Dynamics Inc.	182,182	6,333
*	AK Steel Holding Corp.	391,937	2,818
	Greif Inc. Class A	36,323	2,001
	Rayonier Advanced
	Materials Inc.	97,732	1,314
	Dow Chemical Co.	10,988	698
*	Cliffs Natural Resources Inc.	74,212	609
			52,871
Real Estate (5.0%)
	Hospitality Properties Trust	296,712	9,355
	Senior Housing
	Properties Trust	437,134	8,852
	Lexington Realty Trust	802,587	8,010
	Government Properties
	Income Trust	322,912	6,759
	Washington Prime
	Group Inc.	753,726	6,550
	CBL & Associates
	Properties Inc.	676,386	6,453
	Select Income REIT	207,793	5,359
	Sabra Health Care REIT Inc.	170,933	4,774
	Omega Healthcare
	Investors Inc.	134,699	4,444
	LaSalle Hotel Properties	108,939	3,154
	Medical Properties
	Trust Inc.	229,645	2,960
	GEO Group Inc.	53,021	2,459
	CorEnergy Infrastructure
	Trust Inc.	69,479	2,347
	Summit Hotel
	Properties Inc.	122,349	1,955
	Host Hotels & Resorts Inc.	103,025	1,922
	Global Net Lease Inc.	54,992	1,324
	Colony NorthStar Inc.
	Class A	94,825	1,224
	Care Capital Properties Inc.	38,159	1,025
	Uniti Group Inc.	38,305	990
	Brandywine Realty Trust	51,330	833

	Outfront Media Inc.	25,397	674
	Ashford Hospitality
	Trust Inc.	99,573	634
	Xenia Hotels & Resorts Inc.	27,512	470
	NorthStar Realty
	Europe Corp.	38,998	452
	New Senior Investment
	Group Inc.	33,574	343
	Tier REIT Inc.	18,898	328
			83,650
Telecommunication Services (3.4%)
	AT&T Inc.	831,658	34,555
*	Sprint Corp.	993,485	8,623
*	T-Mobile US Inc.	120,742	7,799
	Verizon
	Communications Inc.	103,730	5,057
			56,034
Utilities (6.2%)
	PG&E Corp.	187,919	12,470
	Edison International	151,654	12,073
	Exelon Corp.	318,040	11,443
	CenterPoint Energy Inc.	368,357	10,156
	FirstEnergy Corp.	318,157	10,124
	MDU Resources Group Inc.	337,888	9,248
	National Fuel Gas Co.	149,000	8,883
	AES Corp.	760,021	8,497
	UGI Corp.	156,223	7,717
	Southwest Gas
	Holdings Inc.	73,678	6,109
	PPL Corp.	107,783	4,030
	NRG Energy Inc.	43,880	821
	OGE Energy Corp.	9,007	315
			101,886
Total Common Stocks
(Cost $1,391,430)			1,644,288
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.1%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.965%	172,436	17,247

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill,
	0.521%, 5/11/17	100	100
4	United States Treasury Bill,
	0.592%, 7/13/17	400	399
			499
Total Temporary Cash Investments
(Cost $17,743)			17,746
Total Investments (100.5%)
(Cost $1,409,173)			1,662,034

                                                                                                                                             12

U.S. Value Fund

Amount
($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Receivables for Investment Securities Sold	3,131
Investment in Vanguard	115
Receivables for Accrued Income	2,358
Receivables for Capital Shares Issued	1,903
Other Assets	45
Total Other Assets	7,552
Liabilities
Payables for Investment Securities
Purchased	(2,560)
Collateral for Securities on Loan	(9,497)
Payables for Capital Shares Redeemed	(2,847)
Payables to Vanguard	(1,511)
Other Liabilities	(19)
Total Liabilities	(16,434)
Net Assets (100%)
Applicable to 88,183,150 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,653,152
Net Asset Value Per Share	$18.75

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,343,175
Undistributed Net Investment Income	5,650
Accumulated Net Realized Gains	51,399
Unrealized Appreciation (Depreciation)
Investment Securities	252,861
Futures Contracts	67
Net Assets	1,653,152

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,112,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $9,497,000 of collateral received for securities on loan.
4 Securities with a value of $499,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

13

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends	17,662
Interest[1]	35
Securities Lending—Net	506
Total Income	18,203
Expenses
The Vanguard Group—Note B
Investment Advisory Services	478
Management and Administrative	1,098
Marketing and Distribution	163
Custodian Fees	11
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,772
Net Investment Income	16,431
Realized Net Gain (Loss)
Investment Securities Sold[1]	51,548
Futures Contracts	809
Realized Net Gain (Loss)	52,357
Change in Unrealized Appreciation (Depreciation)
Investment Securities	103,749
Futures Contracts	51
Change in Unrealized Appreciation (Depreciation)	103,800
Net Increase (Decrease) in Net Assets Resulting from Operations	172,588

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $35,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,431	34,546
Realized Net Gain (Loss)	52,357	23,090
Change in Unrealized Appreciation (Depreciation)	103,800	81,526
Net Increase (Decrease) in Net Assets Resulting from Operations	172,588	139,162
Distributions
Net Investment Income	(30,932)	(26,754)
Realized Capital Gain[1]	(22,230)	(48,800)
Total Distributions	(53,162)	(75,554)
Capital Share Transactions
Issued	280,496	306,212
Issued in Lieu of Cash Distributions	50,255	71,550
Redeemed	(170,682)	(282,648)
Net Increase (Decrease) from Capital Share Transactions	160,069	95,114
Total Increase (Decrease)	279,495	158,722
Net Assets
Beginning of Period	1,373,657	1,214,935
End of Period[2]	1,653,152	1,373,657

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,650,000 and $20,151,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.25	$16.48	$16.95	$14.41	$11.89	$9.20
Investment Operations
Net Investment Income	.197	.440	.355	.299	.304	.276[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.966	1.341	(.543)	2.531	2.506	2.632
Total from Investment Operations	2.163	1.781	(.188)	2.830	2.810	2.908
Distributions
Dividends from Net Investment Income	(. 386)	(. 358)	(. 282)	(. 290)	(. 290)	(. 218)
Distributions from Realized Capital Gains	(.277)	(.653)	—	—	—	—
Total Distributions	(. 663)	(1.011)	(. 282)	(. 290)	(. 290)	(. 218)
Net Asset Value, End of Period	$18.75	$17.25	$16.48	$16.95	$14.41	$11.89

Total Return[2]	12.59%	11.09%	-1.18%	19.89%	24.16%	32.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,653	$1,374	$1,215	$1,117	$829	$602
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.26%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.63%	2.10%	1.92%	2.26%	2.54%
Portfolio Turnover Rate	88%	76%	66%	57%	75%	69%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

17

U.S. Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

18

U.S. Value Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $115,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,644,288	—	—
Temporary Cash Investments	17,247	499	—
Futures Contracts—Liabilities[1]	(19)	—	—
Total	1,661,516	499	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	68	8,021	67

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

19

U.S. Value Fund

At March 31, 2017, the cost of investment securities for tax purposes was $1,409,173,000.

Net unrealized appreciation of investment securities for tax purposes was $252,861,000, consisting of unrealized gains of $271,314,000 on securities that had risen in value since their purchase and $18,453,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $782,313,000 of investment securities and sold $659,334,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	15,178	18,669
Issued in Lieu of Cash Distributions	2,714	4,339
Redeemed	(9,321)	(17,113)
Net Increase (Decrease) in Shares Outstanding	8,571	5,895

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,125.89	$1.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.78	1.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since Vanguard began managing the fund in 2008, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since Vanguard began managing the fund in 2008, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

23

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
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request in either of two ways: via email addressed to
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052017

Semiannual Report | March 31, 2017

Vanguard Capital Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Capital Value Fund returned 9.79% for the six months ended March 31, 2017, trailing its benchmark (+10.45%) and the average return of its peers (+10.81%).

• Eight of 11 industry sectors represented in the fund recorded positive results. The highest total returns came from financials and materials, which both outperformed their sector results in the benchmark. Utilities also provided a relative boost.

• The fund’s health care stocks notably underperformed their benchmark counterparts.

The shortfall was driven mainly by holdings among health care providers and services, as well as pharmaceutical companies, which declined on concerns over potential regulatory changes. Consumer discretionary also underperformed—stocks in textiles, apparel, and luxury goods lagged, as did those of media firms.

• Among other sectors, industrials, information technology, and real estate gained ground, while energy and telecommunication services retreated.

Total Returns: Six Months Ended March 31, 2017
		Total
		Returns
Vanguard Capital Value Fund		9.79%
Russell 3000 Value Index		10.45
Multi-Cap Value Funds Average		10.81
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.25%	1.10%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Value Funds.

1

Chairman’s Perspective

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

Bill McNabb
Chairman and Chief Executive Officer

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard Capital Value Fund returned 9.79%. Its performance reflects the management of the fund by Wellington Management Company llp, which marked its 15th anniversary as the fund’s advisor in December.

The fund’s manager, David W. Palmer, has prepared the following discussion of the investment environment that existed during the six-month period and of how the portfolio positioning reflects his assessment. These comments were prepared on April 19, 2017.

Portfolio Manager:

David W. Palmer, CFA
Senior Managing Director

We focus on stocks that trade at a discounted multiple to the broad market, based either on current earnings or on earnings we expect within a reasonable investment horizon. We search for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks with unique drivers, diversified across capitalization sizes and industries.

Equity investors took a firmly expansionary attitude over the past six months, embracing stocks and sectors that benefit from improving economic activity. In particular, market participants sought out segments that stood to gain from several of the new administration’s indicated campaign priorities: reduced financial-industry regulation, lower headline corporate tax rates, increased infrastructure spending, and a boost for domestically produced goods over imports. Accordingly, the five top-returning sectors in the Russell 3000 Value Index during the period were all groups that could be considered economically sensitive. Financials led the pack, followed closely by materials and industrials.

The U.S. economic backdrop also generally supported corporate earnings prospects: Employment and disposable income continued to grow, inventory destocking proved less of a headwind, and investment spending resumed in several key categories. During the rally that followed the election, we reduced some of our exposure to the outperforming sectors, most notably financials. This initially restrained our relative results as banks and financial intermediaries continued to power ahead for a time.

These decisions, though, have turned constructive recently as optimism about enacting change in the near term has been tempered by political realities, and the narrative has turned more incremental than transformative. During this period, we have been able to add multiple out-of-favor holdings to the portfolio, which we expect to deliver attractive upside to the fund over time.

6

Security selection in the portfolio was strongest in the materials, real estate, and financial sectors, while our selections in health care and consumer discretionary were more challenging. Sector allocation contributed favorably, particularly in the underweighting of consumer staples, telecommunication services, and energy, and the overweighting of materials and information technology.

Detractors from performance included Teva Pharmaceutical, the generics and branded-drug manufacturer that lost a patent protection trial to a competitor for a key multiple sclerosis therapy. Teva shareholders were already concerned about the high price the company paid for Actavis’ generics business, so with earnings pressures and a squeeze on expected cash flows, the CEO departed and the board was compelled to rethink elements of the strategy.

Drug distributor McKesson continues to struggle with some customer contract losses and lower margins for its business serving smaller, independent pharmacies. While our purchase of McKesson last year came on the heels of an earnings reset that had already led to underperformance, the company’s difficulties in returning to profit growth have weighed on the earnings multiple that investors are willing to assign to the business.

In the energy sector, a warm end to the U.S. winter undermined the natural gas market recovery thesis behind our holding of producer Southwestern Energy. And, in consumer discretionary, the restructuring and rethink of a distribution system at apparel maker Ralph Lauren ran aground, as new management left amid friction with the eponymous founder. While the company still has a well-respected product and brand positioning, we felt the signs pointed to a more difficult, protracted turnaround than we anticipated, and we exited the position in favor of building a new holding in branded apparel vendor VF.

A number of individual holdings helped to partially offset our detractors. Regional bank PNC Financial and financial advisory firm Raymond James found strong support, with earnings buoyed by higher interest rates and rising asset markets. Celanese, an intermediate- and specialty-chemicals producer, outperformed as earnings exceeded expectations, and guidance for cash generation was favorable while bolt-on acquisitions added to future estimates of earnings capability. Finally, eastern railroad operator CSX saw its shares jump as activists succeeded in replacing the CEO with a well-respected industry legend from rival operator Canadian Pacific.

At the end of March, the largest portfolio overweights, relative to the Russell 3000 Value Index, were in the consumer discretionary, real estate, information technology, and materials sectors. In addition to the purchase in consumer discretionary of VF—based on our belief that concerns about decelerating long-term

7

growth and the unavailability of accretive brand acquisitions were overly discounted in the stock’s valuation—we initiated positions in automaker General Motors and Expedia, the online travel site operator.

GM’s announcement that it would sell its unprofitable Vauxhall and Opel divisions in Europe to Peugeot, of France, plugs what had been a long-running cash drain on the company. It also increases the possibility that GM shareholders could realize material value down the road through a transformative deal with an industry incumbent or a new entrant.

Expedia had been underperforming at the time of purchase as the market worried about the company’s inconsistent recent execution and the prospects for 2017 earnings weakness. The earnings concern was driven by the company’s investment in its Homeaway vacation rentals business and a transition within its IT infrastructure model. We believe the operational and capital investment issues are manageable. We think Expedia has potential to show double-digit sales growth, and earnings and cash-flow growth of 20%-plus, over each of the next several years. These growth metrics, well above those of the average stock, are remarkable for a company trading at a discount to the market on 2018 consensus forecasts of free cash flow. We believe this math will lift the stock nicely over the coming years.

In our outlook for the coming year, we expect some cooling in investor sentiment as economic surprises on growth and activity shift from being uniformly bullish to being more neutral versus expectations. Some of our purchases over the past six months included companies that had lagged the market advance in areas such as real estate, utilities, and telecom. We expect many of these holdings will appear increasingly attractive if their earnings-growth opportunities hold up, while cyclical earnings prospects flatten temporarily.

We do see the deceleration as more of a near-term headwind because of macroeconomic factors such as slower credit growth, normalizing inflation, and higher interest rates, but we expect the positive drivers to reassert themselves toward the end of the calendar year.

As always, we look to provide Capital Value shareholders with a diverse portfolio of attractive companies that have some near-term controversy restraining their current valuation, but have the potential to resolve those difficulties and demonstrate noteworthy capital appreciation over our holding period. We appreciate your trust in our team, and are steadfast in our goal to reward that confidence with favorable investment results over the long term.

8

Capital Value Fund

Fund Profile

As of March 31, 2017

Portfolio Characteristics

		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	90	2,044	3,813
Median Market Cap $27.6B		$53.7B	$58.2B
Price/Earnings Ratio	28.3x	24.3x	25.4x
Price/Book Ratio	1.8x	2.0x	3.0x
Return on Equity	13.4%	11.9%	16.3%
Earnings Growth
Rate	7.3%	3.4%	7.3%
Dividend Yield	2.2%	2.4%	1.9%
Foreign Holdings	10.6%	0.0%	0.0%
Turnover Rate
(Annualized)	50%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.25%	—	—
30-Day SEC Yield	1.90%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	8.8%	4.9%	12.7%
Consumer Staples	3.6	8.0	8.3
Energy	9.5	11.6	6.2
Financials	22.3	27.0	14.8
Health Care	12.6	10.3	13.3
Industrials	7.6	10.4	10.7
Information
Technology	12.3	10.0	21.2
Materials	5.7	3.1	3.4
Other	0.7	0.0	0.0
Real Estate	8.1	5.1	4.1
Telecommunication
Services	2.1	3.4	2.1
Utilities	6.7	6.2	3.2

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.85	0.82
Beta	1.31	1.29

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

MetLife Inc.	Life & Health
	Insurance	3.7%
Citigroup Inc.	Diversified Banks	3.5
Wells Fargo & Co.	Diversified Banks	3.5
PNC Financial Services
Group Inc.	Regional Banks	2.8
American Tower Corp.	Specialized REITs	2.3
PG&E Corp.	Electric Utilities	1.9
British American
Tobacco plc	Tobacco	1.9
QUALCOMM Inc.	Semiconductors	1.9
Arthur J Gallagher & Co.	Insurance Brokers	1.8
Celanese Corp.	Specialty Chemicals	1.8
Top Ten		25.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.26%.

9

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Capital Value Fund	12/17/2001	20.82%	10.05%	5.11%

See Financial Highlights for dividend and capital gains information.

10

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.6%)
Consumer Discretionary (8.8%)
	SES SA Class A	586,718	13,641
	VF Corp.	230,995	12,698
	Las Vegas Sands Corp.	188,516	10,759
	General Motors Co.	269,933	9,545
	John Wiley & Sons Inc.
	Class A	174,582	9,392
*	Toll Brothers Inc.	220,633	7,967
	Delphi Automotive plc	95,229	7,665
	Expedia Inc.	56,600	7,141
*	Global Brands Group
	Holding Ltd.	39,158,000	4,187
			82,995
Consumer Staples (3.6%)
	British American Tobacco
	plc	271,387	18,005
	Coty Inc. Class A	566,623	10,273
^,*	Hostess Brands Inc.	343,900	5,458
			33,736
Energy (9.4%)
	Halliburton Co.	279,840	13,771
	Anadarko Petroleum Corp.	203,987	12,647
	Cabot Oil & Gas Corp.	403,602	9,650
	HollyFrontier Corp.	313,356	8,880
	Canadian Natural
	Resources Ltd.	263,964	8,655
	Pioneer Natural Resources
	Co.	41,841	7,792
	Helmerich & Payne Inc.	94,065	6,262
*	Diamondback Energy Inc.	44,671	4,633
	Hess Corp.	81,098	3,910
	Marathon Oil Corp.	246,943	3,902
*	Southwestern Energy Co.	466,475	3,811
*	QEP Resources Inc.	202,926	2,579
*	Trican Well Service Ltd.	774,796	2,360
*	Cobalt International
	Energy Inc.	1,023,054	546
			89,398

Financials (22.1%)
	MetLife Inc.	665,930	35,174
	Citigroup Inc.	553,628	33,118
	Wells Fargo & Co.	593,504	33,034
	PNC Financial Services
	Group Inc.	219,874	26,438
	Arthur J Gallagher & Co.	309,246	17,485
	American International
	Group Inc.	249,546	15,579
	XL Group Ltd.	293,128	11,684
	Unum Group	206,247	9,671
	M&T Bank Corp.	60,252	9,323
	Principal Financial Group
	Inc.	142,160	8,972
	Raymond James Financial
	Inc.	111,800	8,526
			209,004
Health Care (12.5%)
*	Mylan NV	424,973	16,570
	McKesson Corp.	106,199	15,745
	Allergan plc	60,862	14,541
	Bristol-Myers Squibb Co.	265,359	14,430
*	Envision Healthcare Corp.	180,803	11,087
*	Biogen Inc.	30,551	8,353
	STERIS plc	114,400	7,946
*	Vertex Pharmaceuticals Inc.	65,800	7,195
	Teva Pharmaceutical
	Industries Ltd. ADR	211,821	6,797
*	Regeneron
	Pharmaceuticals Inc.	17,500	6,782
	Eli Lilly & Co.	68,600	5,770
*	Alder Biopharmaceuticals
	Inc.	147,058	3,059
			118,275
Industrials (7.6%)
*	IHS Markit Ltd.	307,168	12,886
*	Genesee & Wyoming Inc.
	Class A	181,103	12,290
	Steelcase Inc. Class A	544,704	9,124

11

Capital Value Fund

			Market
			Value•
		Shares	($000)
	Eaton Corp. plc	121,410	9,002
	Herman Miller Inc.	266,013	8,393
	JB Hunt Transport
	Services Inc.	85,676	7,860
	Sanwa Holdings Corp.	770,000	7,227
*	Clean Harbors Inc.	88,300	4,911
			71,693
Information Technology (12.2%)
	QUALCOMM Inc.	313,019	17,949
	Cisco Systems Inc.	484,679	16,382
	Western Digital Corp.	171,161	14,126
	Skyworks Solutions Inc.	135,863	13,312
	Genpact Ltd.	330,388	8,180
	Silicon Motion Technology
	Corp. ADR	165,229	7,724
^	Acacia Communications
	Inc.	130,209	7,633
	Samsung Electronics Co.
	Ltd.	3,812	7,016
	Amdocs Ltd.	105,800	6,453
*	Alphabet Inc. Class A	7,584	6,430
*	Envestnet Inc.	164,367	5,309
*	ARRIS International plc	176,081	4,657
			115,171
Materials (5.6%)
	Celanese Corp. Class A	185,659	16,682
	Reliance Steel &
	Aluminum Co.	196,859	15,753
	PPG Industries Inc.	73,300	7,702
	CRH plc	210,174	7,402
	Bemis Co. Inc.	75,183	3,673
*	Constellium NV Class A	331,383	2,154
			53,366
Other (0.0%)
*,1	Allstar Co-Invest LLC
	Private Placement	NA	346

Real Estate (8.1%)
	American Tower
	Corporation	182,782	22,215
	STORE Capital Corp.	681,768	16,281
	Host Hotels & Resorts Inc.	732,451	13,667
	Columbia Property Trust
	Inc.	492,461	10,957
	Simon Property Group Inc.	47,072	8,098
	Taubman Centers Inc.	77,700	5,130
			76,348
Telecommunication Services (2.1%)
	Verizon Communications
	Inc.	246,262	12,005
	Nippon Telegraph &
	Telephone Corp.	181,700	7,769
			19,774

Utilities (6.6%)
PG&E Corp.	271,770	18,034
Exelon Corp.	441,709	15,893
OGE Energy Corp.	334,269	11,693
Sempra Energy	87,970	9,721
Iberdrola SA	1,057,878	7,558
		62,899
Total Common Stocks
(Cost $823,766)		933,005
Preferred Stocks (0.6%)
*,2 Lithium Technologies Inc.
Pfd. (Cost $5,828)	1,195,700	6,050
Temporary Cash Investments (1.7%)
Money Market Fund (0.9%)
[3,4] Market Liquidity Fund,
0.965%	80,817	8,083

	Face
	Amount
	($000)
Repurchase Agreement (0.8%)
RBS Securities, Inc.
0.780%, 4/3/17 (Dated
3/31/17, Repurchase
Value $7,800,000,
collateralized by U.S.
Treasury Note/Bond
0.625%,4/30/18, with
a value of $7,959,000)	7,800	7,800
Total Temporary Cash Investments
(Cost $15,883)		15,883
Total Investments (100.9%)
(Cost $845,477)		954,938

12

Capital Value Fund

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard	67
Receivables for Investment Securities Sold	59
Receivables for Accrued Income	2,015
Receivables for Capital Shares Issued	323
Other Assets	98
Total Other Assets	2,562
Liabilities
Collateral for Securities on Loan	(8,082)
Payables to Investment Advisor	(84)
Payables for Capital Shares Redeemed	(222)
Payables to Vanguard	(2,252)
Other Liabilities	(245)
Total Liabilities	(10,885)
Net Assets (100%)
Applicable to 76,219,022 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	946,615
Net Asset Value Per Share	$12.42

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	956,174
Undistributed Net Investment Income	1,697
Accumulated Net Realized Losses	(120,472)
Unrealized Appreciation (Depreciation)
Investment Securities	109,461
Forward Currency Contracts	(244)
Foreign Currencies	(1)
Net Assets	946,615

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,858,000.
1 Restricted security represents 0.0% of net assets. The fund has a 0.17% ownership interest in the security.
2 Restricted security represents 0.6% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $8,082,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1]	9,684
Interest	14
Securities Lending—Net	23
Total Income	9,721
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,068
Performance Adjustment	(926)
The Vanguard Group—Note C
Management and Administrative	953
Marketing and Distribution	84
Custodian Fees	18
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	1,216
Net Investment Income	8,505
Realized Net Gain (Loss)
Investment Securities Sold	45,873
Foreign Currencies and Forward Currency Contracts	791
Realized Net Gain (Loss)	46,664
Change in Unrealized Appreciation (Depreciation)
Investment Securities	33,703
Foreign Currencies and Forward Currency Contracts	(377)
Change in Unrealized Appreciation (Depreciation)	33,326
Net Increase (Decrease) in Net Assets Resulting from Operations	88,495
1 Dividends are net of foreign withholding taxes of $90,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,505	14,932
Realized Net Gain (Loss)	46,664	(164,848)
Change in Unrealized Appreciation (Depreciation)	33,326	254,302
Net Increase (Decrease) in Net Assets Resulting from Operations	88,495	104,386
Distributions
Net Investment Income	(15,817)	(12,846)
Realized Capital Gain[1]	—	(93,310)
Total Distributions	(15,817)	(106,156)
Capital Share Transactions
Issued	55,974	100,481
Issued in Lieu of Cash Distributions	14,657	99,619
Redeemed	(129,851)	(323,723)
Net Increase (Decrease) from Capital Share Transactions	(59,220)	(123,623)
Total Increase (Decrease)	13,458	(125,393)
Net Assets
Beginning of Period	933,157	1,058,550
End of Period[2]	946,615	933,157

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $27,386,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,697,000 and $9,068,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.50	$11.45	$15.32	$14.57	$10.58	$8.59
Investment Operations
Net Investment Income	.112	.180	.129[1]	.178[2]	.138	.155
Net Realized and Unrealized Gain (Loss)
on Investments	1.009	1.060	(2.330)	2.055	4.051	2.075
Total from Investment Operations	1.121	1.240	(2.201)	2.233	4.189	2.230
Distributions
Dividends from Net Investment Income	(. 201)	(.144)	(.175)	(.111)	(.199)	(.100)
Distributions from Realized Capital Gains	—	(1.046)	(1.494)	(1.372)	—	(.140)
Total Distributions	(.201)	(1.190)	(1.669)	(1.483)	(.199)	(.240)
Net Asset Value, End of Period	$12.42	$11.50	$11.45	$15.32	$14.57	$10.58

Total Return[3]	9.79%	11.36%	-15.67%	16.50%	40.21%	26.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$947	$933	$1,059	$1,784	$1,249	$659
Ratio of Total Expenses to
Average Net Assets[4]	0.26%	0.25%	0.50%	0.47%	0.41%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.51%	0.93%	1.19%[2]	1.03%	1.42%
Portfolio Turnover Rate	50%	134%	90%	90%	132%	123%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.12%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.20%), (0.20%), 0.06%, 0.02%, (0.05%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment

17

Capital Value Fund

by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2017, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain

18

Capital Value Fund

the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the six months ended March 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $926,000 (0.20%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of

19

Capital Value Fund

trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $67,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	859,854	72,805	346
Preferred Stocks	—	—	6,050
Temporary Cash Investments	8,083	7,800	—
Forward Currency Contracts—Liabilities	—	(244)	—
Total	867,937	80,361	6,396

E. At March 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	6/21/17	USD	8,929	EUR	8,413	(82)
BNP Paribas	6/21/17	USD	7,059	JPY	801,276	(162)
						(244)
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

20

Capital Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $845,477,000. Net unrealized appreciation of investment securities for tax purposes was $109,461,000, consisting of unrealized gains of $144,926,000 on securities that had risen in value since their purchase and $35,465,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2017, the fund purchased $234,418,000 of investment securities and sold $299,953,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	4,669	9,076
Issued in Lieu of Cash Distributions	1,209	9,106
Redeemed	(10,811)	(29,458)
Net Increase (Decrease) in Shares Outstanding	(4,933)	(11,276)

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,097.91	$1.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.31

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a diversified portfolio of undervalued stocks across the capitalization spectrum, employing an opportunistic and contrarian investment style. The portfolio managers have the support of Wellington Management’s global industry analysts in conducting their research-intensive approach. Wellington Management has advised the fund since its inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

24

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052017

Semiannual Report | March 31, 2017

Vanguard Short-Term Inflation-Protected
Securities Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, Vanguard Short-Term Inflation-Protected Securities Index Fund returned 0.39% for Investor Shares, slightly behind its benchmark (+0.54%) but ahead of its peer-fund average (–0.47%). The 30-day SEC yield for Investor Shares began the period at –0.40% and ended at –0.66%.

• Regular U.S. Treasury securities lost favor during the period as economic prospects brightened and interest rates rose. However, Treasury Inflation-Protected Securities (TIPS) outperformed regular Treasuries as inflation expectations increased, a development that typically favors TIPS over nominal Treasuries.

• A measure of expected inflation over the next five years (the gap between nominal and TIPS yields) widened from 1.42% to 2.02%.

• To minimize the risk of overdistributing income—a recordkeeping headache for investors—the fund withheld an income distribution in March in light of the low-interest-rate environment. Distributions will be made when sufficient income is available.

Total Returns: Six Months Ended March 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	-0.66%	0.87%	-0.48%	0.39%
ETF Shares	-0.59
Market Price				0.46
Net Asset Value				0.48
Admiral™ Shares	-0.56	0.92	-0.44	0.48
Institutional Shares	-0.55	0.92	-0.44	0.48
Bloomberg Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				0.54
Inflation-Protected Bond Funds Average				-0.47

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected Securities Index
Fund	0.16%	0.07%	0.07%	0.04%	0.74%

The fund expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratios were 0.16% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.04% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Inflation-Protected Bond Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

3

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

4

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

5

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

6

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of March 31, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VTIPX	VTIP	VTAPX	VTSPX
Expense Ratio[1]	0.16%	0.07%	0.07%	0.04%
30-Day SEC Yield[2]	-0.66%	-0.59%	-0.56%	-0.55%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		TIPS	Barclays
		0-5 Year	Aggregate
	Fund	Index	Bond Index

Number of Bonds	15	15	10,170

Yield to Maturity
(before expenses)	1.6%	1.6%	2.6%

Average Coupon	0.6%	0.6%	3.1%

Average Duration	2.5 years	2.5 years	6.0 years

Average Effective
Maturity	2.6 years	2.6 years	8.2 years

Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	TIPS	Barclays
	0-5 Year	Aggregate Bond
	Index	Index
R-Squared	0.99	0.27
Beta	1.01	0.31

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	15.9%
1 - 3 Years	35.1
3 - 5 Years	49.0

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratios were 0.16% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.04% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

7

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 16, 2012, Through March 31, 2017
				Bloomberg
				Barclays TIPS
			Investor Shares	0-5 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.09%	-1.00%	-0.91%	-1.20%
2014	0.02	-0.04	-0.02	0.21
2015	0.70	-2.06	-1.36	-1.19
2016	0.43	2.05	2.48	2.62
2017	0.87	-0.48	0.39	0.54
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	10/16/2012	1.45%	0.31%	-0.19%	0.12%
ETF Shares	10/12/2012
Market Price		1.53			0.24
Net Asset Value		1.59			0.22
Admiral Shares	10/16/2012	1.58	0.39	-0.17	0.22
Institutional Shares	10/17/2012	1.62	0.40	-0.15	0.25

See Financial Highlights for dividend and capital gains information.

8

Short-Term Inflation-Protected Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (99.8%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,660,669	1,776,906
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	485,705	577,183
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	537,527	635,834
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,932,333	2,046,438
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	530,817	618,039
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	501,638	596,637
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,936,709	2,036,291
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	565,138	682,612
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	691,955	818,329
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	1,942,047	2,043,730
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	1,051,728	1,238,988
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,207,537	1,411,089
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	1,710,845	1,771,565
United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,334,286	1,491,307
United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,489,657	1,610,270
Total U.S. Government and Agency Obligations (Cost $19,270,637)				19,355,218

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $5,052)	0.965%		50,515	5,053
Total Investments (99.8%) (Cost $19,275,689)				19,360,271

9

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in VGI	1,294
Receivables for Accrued Income	28,380
Receivables for Capital Shares Issued	336,111
Total Other Assets	365,785
Liabilities
Payables for Investment Securities Purchased	(307,823)
Payables for Capital Shares Redeemed	(8,237)
Payables to Vanguard	(4,349)
Other Liabilities	(374)
Total Liabilities	(320,783)
Net Assets (100%)	19,405,273

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	19,346,907
Undistributed Net Investment Income	66,985
Accumulated Net Realized Losses	(93,201)
Unrealized Appreciation (Depreciation)	84,582
Net Assets	19,405,273

Investor Shares—Net Assets
Applicable to 219,487,794 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,442,089
Net Asset Value Per Share—Investor Shares	$24.79

ETF Shares—Net Assets
Applicable to 68,141,811 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,369,359
Net Asset Value Per Share—ETF Shares	$49.45

Admiral Shares—Net Assets
Applicable to 179,324,752 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,448,966
Net Asset Value Per Share—Admiral Shares	$24.81

Institutional Shares—Net Assets
Applicable to 247,554,028 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,144,859
Net Asset Value Per Share—Institutional Shares	$24.82

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Interest[1]	135,345
Total Income	135,345
Expenses
The Vanguard Group—Note B
Investment Advisory Services	296
Management and Administrative—Investor Shares	3,599
Management and Administrative—ETF Shares	823
Management and Administrative—Admiral Shares	1,070
Management and Administrative—Institutional Shares	944
Marketing and Distribution—Investor Shares	497
Marketing and Distribution—ETF Shares	112
Marketing and Distribution—Admiral Shares	206
Marketing and Distribution—Institutional Shares	84
Custodian Fees	49
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—ETF Shares	50
Shareholders’ Reports—Admiral Shares	24
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	7
Total Expenses	7,797
Net Investment Income	127,548
Realized Net Gain (Loss)
Investment Securities Sold[1]	2,876
Futures Contracts	(1,180)
Realized Net Gain (Loss)	1,696
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(38,552)
Net Increase (Decrease) in Net Assets Resulting from Operations	90,692

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $376,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	127,548	70,180
Realized Net Gain (Loss)	1,696	(12,164)
Change in Unrealized Appreciation (Depreciation)	(38,552)	307,524
Net Increase (Decrease) in Net Assets Resulting from Operations	90,692	365,540
Distributions
Net Investment Income
Investor Shares	(27,992)	—
ETF Shares	(21,465)	—
Admiral Shares	(26,937)	—
Institutional Shares	(44,908)	—
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(121,302)
Capital Share Transactions
Investor Shares	358,544	443,641
ETF Shares	896,231	583,428
Admiral Shares	1,080,797	1,173,766
Institutional Shares	661,035	1,539,781
Net Increase (Decrease) from Capital Share Transactions	2,996,607	3,740,616
Total Increase (Decrease)	2,965,997	4,106,156
Net Assets
Beginning of Period	16,439,276	12,333,120
End of Period[1]	19,405,273	16,439,276

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $66,985,000 and $60,698,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
	Six Months				Oct. 16,
	Ended				2012[1] to
		Year Ended September 30,
	March 31,				Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.83	$24.23	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income	.167 [2]	.080[2]	(.131)	.183	. 015
Net Realized and Unrealized Gain (Loss)
on Investments	(. 072)	. 520	(. 206)	(.189)	(. 241)
Total from Investment Operations	. 095	. 600	(. 337)	(. 006)	(. 226)
Distributions
Dividends from Net Investment Income	(.135)	—	(.173)	(. 004)	(. 024)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.135)	—	(.173)	(. 004)	(. 024)
Net Asset Value, End of Period	$24.79	$24.83	$24.23	$24.74	$24.75

Total Return[3]	0.39%	2.48%	-1.36%	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,442	$5,088	$4,532	$4,517	$3,702
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.20%	0.20%[4]
Ratio of Net Investment Income to
Average Net Assets	1.38%	0.42%	(0.53%)	0.88%	0.01%[4]
Portfolio Turnover Rate [5]	18%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
	Six Months				Oct. 12,
	Ended				2012[1] to
		Year Ended September 30,
	March 31,				Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$49.59	$48.36	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income	. 370 [2]	.251[2]	(. 210)	. 414	. 065
Net Realized and Unrealized Gain (Loss)
on Investments	(.136)	. 979	(. 415)	(. 371)	(. 483)
Total from Investment Operations	.234	1.230	(.625)	.043	(.418)
Distributions
Dividends from Net Investment Income	(. 374)	—	(. 395)	(. 023)	(. 052)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 374)	—	(. 395)	(. 023)	(. 052)
Net Asset Value, End of Period	$49.45	$49.59	$48.36	$49.38	$49.36

Total Return	0.48%	2.54%	-1.26%	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,369	$2,478	$1,838	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income to
Average Net Assets	1.47%	0.51%	(0.44%)	0.98%	0.11%[3]
Portfolio Turnover Rate [4]	18%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
	Six Months				Oct. 16,
	Ended				2012[1] to
		Year Ended September 30,
	March 31,				Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.88	$24.27	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income	.185 [2]	.149[2]	(.105)	. 209	. 025
Net Realized and Unrealized Gain (Loss)
on Investments	(. 068)	. 461	(.197)	(.195)	(. 229)
Total from Investment Operations	.117	. 610	(. 302)	. 014	(. 204)
Distributions
Dividends from Net Investment Income	(.187)	—	(.198)	(. 014)	(. 026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.187)	—	(.198)	(. 014)	(. 026)
Net Asset Value, End of Period	$24.81	$24.88	$24.27	$24.77	$24.77

Total Return[3]	0.48%	2.51%	-1.22%	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,449	$3,373	$2,126	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.10%	0.10%[4]
Ratio of Net Investment Income to
Average Net Assets	1.47%	0.51%	(0.44%)	0.98%	0.11%[4]
Portfolio Turnover Rate [5]	18%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
	Six Months				Oct. 17,
	Ended				2012[1] to
		Year Ended September 30,
	March 31,				Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.90	$24.28	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income	.180 [2]	.139[2]	(. 099)	. 215	. 026
Net Realized and Unrealized Gain (Loss)
on Investments	(. 062)	. 481	(.196)	(.189)	(. 220)
Total from Investment Operations	.118	.620	(. 295)	.026	(.194)
Distributions
Dividends from Net Investment Income	(.198)	—	(. 205)	(. 016)	(. 026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.198)	—	(. 205)	(. 016)	(. 026)
Net Asset Value, End of Period	$24.82	$24.90	$24.28	$24.78	$24.77

Total Return[3]	0.48%	2.55%	-1.19%	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,145	$5,500	$3,837	$2,706	$1,262
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.07%	0.07%[4]
Ratio of Net Investment Income to
Average Net Assets	1.50%	0.54%	(0.41%)	1.01%	0.14%[4]
Portfolio Turnover Rate [5]	18%	28%	26%	18%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at March 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

17

Short-Term Inflation-Protected Securities Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,294,000, representing 0.01% of the fund’s net assets and 0.52% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18

Short-Term Inflation-Protected Securities Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	19,355,218	—
Temporary Cash Investments	5,053	—	—
Total	5,053	19,355,218	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended March 31, 2017, the fund realized gains of $41,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at March 31, 2017, totaling $586,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the six months ended March 31, 2017, the fund realized $6,956,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2016, the fund had available capital losses totaling $85,072,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

19

Short-Term Inflation-Protected Securities Index Fund

At March 31, 2017, the cost of investment securities for tax purposes was $19,279,071,000. Net unrealized appreciation of investment securities for tax purposes was $81,200,000, consisting of unrealized gains of $93,648,000 on securities that had risen in value since their purchase and $12,448,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2017, the fund purchased $4,274,692,000 of investment securities and sold $1,614,314,000 of investment securities, other than temporary cash investments. Purchases and sales include $800,043,000 and $81,724,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	422,130	17,085	873,920	35,645
Issued in Lieu of Cash Distributions	27,936	1,136	—	—
Redeemed	(91,522)	(3,704)	(430,279)	(17,713)
Net Increase (Decrease)—Investor Shares	358,544	14,517	443,641	17,932
ETF Shares
Issued	982,688	19,925	955,615	19,579
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(86,457)	(1,750)	(372,187)	(7,625)
Net Increase (Decrease)—ETF Shares	896,231	18,175	583,428	11,954
Admiral Shares
Issued	1,384,349	56,007	1,743,525	71,273
Issued in Lieu of Cash Distributions	25,001	1,016	—	—
Redeemed	(328,553)	(13,280)	(569,759)	(23,298)
Net Increase (Decrease)—Admiral Shares	1,080,797	43,743	1,173,766	47,975
Institutional Shares
Issued	1,239,599	50,060	2,316,657	94,659
Issued in Lieu of Cash Distributions	44,322	1,801	—	—
Redeemed	(622,886)	(25,170)	(776,876)	(31,833)
Net Increase (Decrease)—Institutional Shares	661,035	26,691	1,539,781	62,826

At March 31, 2017, one shareholder was the record or beneficial owner of 38% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,003.87	$0.80
ETF Shares	1,000.00	1,004.81	0.35
Admiral Shares	1,000.00	1,004.77	0.35
Institutional Shares	1,000.00	1,004.81	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.13	$0.81
ETF Shares	1,000.00	1,024.58	0.35
Admiral Shares	1,000.00	1,024.58	0.35
Institutional Shares	1,000.00	1,024.73	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Inflation-Protected Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2012, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception in 2012, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

23

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

25

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

26

Vanguard Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Short-Term Inflation-Protected Securities Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Short-Term Inflation-Protected Securities Index Fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Short-Term Inflation-Protected Securities Index Fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Short-Term Inflation-Protected Securities Index Fund or any owners or purchasers of Vanguard Short-Term Inflation-Protected Securities Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Short-Term Inflation-Protected Securities Index Fund, or the owners of Vanguard Short-Term Inflation-Protected Securities Index Fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Short-Term Inflation-Protected Securities Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Short-Term Inflation-Protected Securities Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR

ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19672 052017

Semiannual Report | March 31, 2017

Vanguard Core Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	50
Trustees Approve Advisory Arrangement.	52
Glossary.	54

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Core Bond Fund returned roughly –2% for the six months ended March 31, 2017, outpacing its benchmark but lagging the average return of its peers.

• U.S. taxable bond prices slumped as the outlook for faster growth and higher inflation bolstered demand for riskier assets through much of the period. That outlook pushed yields of longer-term bonds higher, while the Federal Reserve’s two interest rate increases, in December and March, lifted short-term yields as well.

• The fund’s underweighting of U.S. Treasuries was a positive, as they were especially out of favor in this risk-on environment. Also adding value were an allocation to Treasury Inflation-Protected Securities, whose value rises as inflation expectations increase; an overweighting of BBB-rated bonds; and security selection across corporate bonds.

• The fund’s holdings in agency and commercial mortgage-backed securities dampened performance.

Total Returns: Six Months Ended March 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Core Bond Fund
Investor Shares	2.35%	1.02%	-3.20%	-2.18%
Admiral™ Shares	2.45	1.08	-3.25	-2.17
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				-2.23
Core Bond Funds Average				-1.77
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral		Peer Group
	Shares	Shares		Average
Core Bond Fund	0.25%	0.15%		0.78%

The fund expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the period from inception through March 31, 2017, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Core Bond Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard Core Bond Fund returned –2.18% for Investor Shares and –2.17% for Admiral Shares. Those performances were just above the –2.23% return of the benchmark (the Bloomberg Barclays U.S. Aggregate Float Adjusted Index) and a little below the average return of –1.77% for peer funds.

Because bond prices and yields move in opposite directions, the 30-day SEC yield for the fund’s Investor Shares rose, climbing 54 basis points to finish the period at 2.35%. (A basis point is one-hundredth of a percentage point.) The yield of its Admiral Shares rose by the same amount, to 2.45%.

The investment environment

As turmoil from Britain’s surprise vote to leave the European Union subsided, markets began anticipating faster growth and higher inflation. In the United States, economic activity appeared to pick up steam after subpar readings in the first half of 2016, and the employment picture continued to improve, with signs of a long-awaited upturn in wages. These factors played a part in the Fed’s decision in December to raise the federal funds rate—only the second increase in a decade—by a quarter percentage point, to 0.5%–0.75%.

The brighter outlook, along with the prospect of more infrastructure spending, greater deregulation, repatriation of corporate profits held overseas, and comprehensive tax-code changes under a new U.S. administration, helped fuel a rally in riskier assets that carried into 2017.

In March, the Fed raised rates another quarter percentage point; that pushed very short-term yields even higher, whereas longer-term yields seesawed amid concerns about the implementation of the administration’s pro-growth agenda.

This risk-on environment sapped demand for U.S. Treasuries, pushing their yields higher across the board by the end of the period. The 2-year Treasury yield rose 50 basis points to 1.26%, the 10-year yield jumped 79 basis points to 2.39%, and the 30-year yield climbed 69 basis points to 3.01%.

Demand for corporate bonds held up better, especially for lower-rated investment-grade debt, as growth expectations improved and investors continued to reach for yield. The average spread in yield of corporate bonds over Treasuries shrunk to 118 basis points from 138 six months earlier. Segments of the corporate bond market that significantly compressed included energy, mining, and financial companies. Financials benefited from the potential for a boost in profitability from rising interest rates and decreased regulation.

Abroad, monetary policy remained largely accommodative in many developed markets even as inflation expectations ticked higher. The Bank of England shifted

6

from an easing bias to a neutral stance; the European Central Bank announced it would continue buying bonds but slow the pace starting in April; and the Bank of Japan stood pat on its zero-yield policy for 10-year government bonds. With yields in those countries so low, U.S. bonds continued to attract international investors.

Management of the fund

Being underweighted in Treasuries, which as a whole returned about –3% for the period, significantly helped the fund’s relative performance.

So did our allocation to Treasury Inflation-Protected Securities, which are not part of the benchmark index. Because we thought consumer prices were likely to rise faster than the market was anticipating, we felt that these securities—which are indexed to inflation—were likely to appreciate in value. Factors supporting our view included improvement in the price of oil and other commodities, an uptick in wages, and the prospect of fiscal stimulus through tax cuts and infrastructure spending.

The spread in yields between corporate bonds and Treasuries narrowed as investors grew more comfortable taking on more risk for more yield. As a consequence, lower-rated investment-grade bonds outperformed higher-rated ones, so our fund’s tilt toward BBB-rated bonds was a positive. Security selection in corporates and our favoring of financials over industrials also added value.

There were some disappointments, however. Our holdings in agency and commercial mortgage-backed securities dampened performance. Being overweighted in asset-backed securities detracted as well, but we largely made up for that through security selection.

Although we kept the fund’s average duration close to that of its benchmark index, our being slightly longer as rates rose sharply in late 2016 detracted a little from performance. Duration is a measure, in years, of the sensitivity of a bond fund’s holdings to changes in interest rates. It stood at about six years at the end of the period, in line with the benchmark’s duration.

Outlook

Absent an unexpected external shock, the U.S. economy looks to maintain its steady growth, with real GDP likely to be about 2% in 2017, or maybe closer to 2.5% if policy implementation proves expansionary. Although job growth may slow given the tightening in the labor market, competition for labor could push the pace of annual wage increases into the 3%–4% range. That should fan inflation in the short term, but not to the point of overheating.

Even though interest rates rose sharply in the fourth quarter, we’re not expecting the cost of borrowing to get out of hand. The continued strength of the U.S. dollar is likely to hold down import prices. And as long as there’s a significant yield

7

differential between U.S. bonds and those of other developed economies, demand from international investors is likely to continue capping how high U.S. bond yields can rise.

We’re encouraged by the Fed’s decision to continue normalizing rates, which have been near zero since 2009. The federal funds rate could increase to 1.25%–1.5% by the end of 2017, but we nevertheless think the Fed will maintain its gradual and dovish approach to tightening given the anti-inflationary forces still at work in the global economy.

Although the economy stands to benefit from the administration’s pro-business, pro-growth agenda, we’re also closely monitoring developments that could dim our outlook. They include hitches in implementing the agenda; the adoption of trade, taxation, and immigration policies that dampen growth; destabilizing political developments in Europe; and further weakness in China’s economy. We could certainly see volatility pick up from the low levels we have been experiencing as the government works to put its agenda in place.

Given the fund’s relatively defensive positioning, we have plenty of scope to take on more credit risk should spreads widen significantly.

Regardless of what the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the funds’ performance through security selection, sector allocation, and, to a lesser extent, duration decisions.

Portfolio Managers:

Brian W. Quigley, CFA

Gemma Wright-Casparius, Principal

Gregory S. Nassour, CFA, Principal

Vanguard Fixed Income Group

April 21, 2017

8

Core Bond Fund

Fund Profile
As of March 31, 2017

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCORX	VCOBX
Expense Ratio[1]	0.25%	0.15%
30-Day SEC Yield	2.35%	2.45%

Financial Attributes

		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index

Number of Bonds	806	10,170

Yield to Maturity
(before expenses)	2.7%	2.6%

Average Coupon	1.7%	3.1%

Average Duration	6.0 years	6.0 years

Average Effective
Maturity	7.5 years	8.2 years

Short-Term
Reserves	9.1%	—

Sector Diversification (% of portfolio)
Asset-Backed	4.0%
Commercial Mortgage-Backed	4.6
Finance	12.3
Foreign	4.2
Government Mortgage-Backed	23.4
Industrial	14.3
Treasury/Agency	34.6
Utilities	2.3
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	5.7%
1 - 3 Years	16.8
3 - 5 Years	19.5
5 - 7 Years	15.2
7 - 10 Years	29.0
10 - 20 Years	5.7
20 - 30 Years	7.9
Over 30 Years	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	49.3%
Aaa	6.2
Aa	3.5
A	11.1
Baa	19.1
Ba	0.5
B	0.4
Not Rated	9.9

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the period from inception through March 31, 2017, the annualized expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares.

9

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): March 28, 2016, Through March 31, 2017
					Bloomberg
					Barclays U.S.
					Aggregate
					Float Adjusted
			Investor Shares		Index
Fiscal Year	Income Returns Capital Returns Total Returns				Total Returns
2016		0.97%	2.60%	3.57%	3.31%
2017		1.02	-3.20	-2.18	-2.23
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	3/28/2016	0.90%	1.98%	-0.68%	1.30%
Admiral Shares	3/28/2016	1.01	2.10	-0.68	1.42

See Financial Highlights for dividend and capital gains information.

10

Core Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (55.4%)
U.S. Government Securities (20.8%)
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	1,820	2,153
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	9,120	9,658
United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	13,496	13,512
United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	460	479
United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	800	792
United States Treasury Note/Bond	0.875%	5/31/18	50	50
United States Treasury Note/Bond	2.250%	7/31/18	44	45
United States Treasury Note/Bond	1.250%	10/31/18	11,987	11,996
United States Treasury Note/Bond	1.125%	2/28/19	3,800	3,791
United States Treasury Note/Bond	0.875%	4/15/19	150	149
United States Treasury Note/Bond	1.000%	10/15/19	5,000	4,950
United States Treasury Note/Bond	1.000%	11/30/19	1,700	1,681
United States Treasury Note/Bond	1.375%	12/15/19	600	599
United States Treasury Note/Bond	1.375%	8/31/20	1,025	1,016
United States Treasury Note/Bond	1.375%	10/31/20	650	643
United States Treasury Note/Bond	1.750%	10/31/20	3,900	3,908
United States Treasury Note/Bond	1.625%	11/30/20	650	648
United States Treasury Note/Bond	2.000%	11/30/20	1,000	1,010
United States Treasury Note/Bond	1.750%	12/31/20	1,586	1,587
United States Treasury Note/Bond	1.375%	1/31/21	2,400	2,366
United States Treasury Note/Bond	2.125%	1/31/21	700	709
United States Treasury Note/Bond	1.125%	2/28/21	1,985	1,937
United States Treasury Note/Bond	1.250%	3/31/21	1,000	979
United States Treasury Note/Bond	1.375%	4/30/21	5,256	5,167
United States Treasury Note/Bond	2.250%	4/30/21	2,300	2,340
United States Treasury Note/Bond	2.125%	6/30/21	420	425
United States Treasury Note/Bond	1.125%	7/31/21	800	776
United States Treasury Note/Bond	2.125%	8/15/21	6,600	6,677
United States Treasury Note/Bond	1.250%	10/31/21	2,300	2,235
United States Treasury Note/Bond	1.750%	9/30/22	1,000	985
United States Treasury Note/Bond	1.750%	1/31/23	500	491
United States Treasury Note/Bond	1.500%	2/28/23	1,000	967
United States Treasury Note/Bond	1.500%	3/31/23	980	946
United States Treasury Note/Bond	1.750%	5/15/23	5,500	5,379
United States Treasury Note/Bond	1.625%	5/31/23	1,000	970
United States Treasury Note/Bond	2.500%	8/15/23	6,500	6,630
United States Treasury Note/Bond	2.750%	11/15/23	244	253

11

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.125%	5/15/25	1,650	1,625
United States Treasury Note/Bond	2.000%	8/15/25	500	487
United States Treasury Note/Bond	2.250%	11/15/25	3,060	3,033
United States Treasury Note/Bond	1.625%	2/15/26	2,468	2,320
United States Treasury Note/Bond	1.625%	5/15/26	3,435	3,222
United States Treasury Note/Bond	6.500%	11/15/26	200	271
United States Treasury Note/Bond	6.125%	8/15/29	1,000	1,385
United States Treasury Note/Bond	6.250%	5/15/30	400	567
United States Treasury Note/Bond	4.500%	2/15/36	1,450	1,839
1 United States Treasury Note/Bond	4.750%	2/15/37	2,850	3,720
United States Treasury Note/Bond	5.000%	5/15/37	608	818
United States Treasury Note/Bond	4.250%	5/15/39	600	733
United States Treasury Note/Bond	3.750%	8/15/41	650	737
United States Treasury Note/Bond	3.125%	11/15/41	600	614
United States Treasury Note/Bond	3.125%	2/15/42	650	665
United States Treasury Note/Bond	3.000%	5/15/42	6,600	6,598
United States Treasury Note/Bond	3.625%	8/15/43	200	223
United States Treasury Note/Bond	2.875%	8/15/45	1,550	1,503
United States Treasury Note/Bond	3.000%	11/15/45	2,742	2,724
2 United States Treasury Note/Bond	2.500%	2/15/46	4,150	3,718
United States Treasury Note/Bond	2.500%	5/15/46	2,800	2,506
United States Treasury Note/Bond	2.250%	8/15/46	2,150	1,818
				140,025
Agency Bonds and Notes (12.3%)
3 AID-Iraq	2.149%	1/18/22	4,300	4,285
3 AID-Ukraine	1.471%	9/29/21	2,100	2,048
4 Fannie Mae Principal Strip	0.000%	2/1/19	800	779
5 Federal Home Loan Banks	0.875%	6/29/18	2,200	2,192
5 Federal Home Loan Banks	0.625%	8/7/18	100	99
5 Federal Home Loan Banks	0.875%	10/1/18	2,500	2,486
5 Federal Home Loan Banks	1.250%	1/16/19	2,300	2,296
5 Federal Home Loan Banks	1.375%	3/18/19	3,350	3,351
5 Federal Home Loan Banks	0.875%	8/5/19	3,800	3,748
5 Federal Home Loan Banks	1.000%	9/26/19	750	741
4 Federal Home Loan Mortgage Corp.	0.750%	4/9/18	300	299
4 Federal Home Loan Mortgage Corp.	0.875%	10/12/18	720	716
4 Federal Home Loan Mortgage Corp.	1.500%	1/17/20	2,000	1,996
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	800	772
4 Federal National Mortgage Assn.	1.000%	2/26/19	1,550	1,540
4 Federal National Mortgage Assn.	0.875%	8/2/19	450	444
4 Federal National Mortgage Assn.	1.000%	8/28/19	1,900	1,879
4 Federal National Mortgage Assn.	0.000%	10/9/19	9,600	9,175
4 Federal National Mortgage Assn.	1.000%	10/24/19	8,750	8,642
4 Federal National Mortgage Assn.	1.500%	2/28/20	2,250	2,244
4 Federal National Mortgage Assn.	1.250%	8/17/21	100	97
4 Federal National Mortgage Assn.	1.875%	9/24/26	5,600	5,209
5 Financing Corp.	0.000%	11/11/17	3,000	2,982
5 Financing Corp.	0.000%	5/11/18	1,500	1,480
Private Export Funding Corp.	5.450%	9/15/17	500	510
Private Export Funding Corp.	2.250%	12/15/17	3,600	3,628
Private Export Funding Corp.	1.875%	7/15/18	250	252
Private Export Funding Corp.	4.375%	3/15/19	128	135
Private Export Funding Corp.	1.450%	8/15/19	2,715	2,710
Private Export Funding Corp.	2.300%	9/15/20	150	152
Private Export Funding Corp.	3.550%	1/15/24	1,300	1,379

12

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	5,500	5,187
	Residual Funding Corp. Principal Strip	0.000%	10/15/20	2,000	1,875
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	600	448
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	1,800	1,330
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	794	581
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	794	576
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	3,000	2,130
5	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	3,000	2,309
					82,702
Conventional Mortgage-Backed Securities (21.0%)
[4,6]	Fannie Mae Pool	2.000%	1/1/32	2,453	2,389
[4,6]	Fannie Mae Pool	2.500%	2/1/28–10/1/31	12,228	12,248
[4,6,7] Fannie Mae Pool		3.000%	2/1/27–5/1/47	14,745	14,841
[4,6]	Fannie Mae Pool	3.500%	3/1/27–4/1/47	21,411	22,035
[4,6]	Fannie Mae Pool	4.000%	8/1/39–4/1/47	18,587	19,579
[4,6,7] Fannie Mae Pool		4.500%	1/1/41–5/1/47	5,966	6,439
[4,6,7] Fannie Mae Pool		5.000%	3/1/38–4/1/47	7,776	8,589
[4,6]	Fannie Mae Pool	6.000%	5/1/37	993	1,133
[4,6]	Freddie Mac Gold Pool	2.500%	8/1/31–11/1/31	1,935	1,941
[4,6,7] Freddie Mac Gold Pool		3.000%	9/1/46–5/1/47	9,060	8,980
[4,6,7] Freddie Mac Gold Pool		3.500%	3/1/47–5/1/47	150	153
[4,6]	Freddie Mac Gold Pool	4.000%	1/1/46	180	189
6	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	319	337
6	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	3,413	3,683
6	Ginnie Mae I Pool	5.000%	3/15/38–2/15/40	3,635	4,023
[6,7]	Ginnie Mae II Pool	3.000%	1/20/45–5/1/47	10,979	11,086
6	Ginnie Mae II Pool	3.500% 10/20/43–10/20/46		14,219	14,802
[6,7]	Ginnie Mae II Pool	4.000%	11/20/42–5/1/47	7,131	7,530
6	Ginnie Mae II Pool	4.500%	11/20/44	1,502	1,639
					141,616
Nonconventional Mortgage-Backed Securities (1.3%)
[4,6]	Fannie Mae Pool	2.849%	12/1/40	211	223
[4,6]	Fannie Mae Pool	2.939%	8/1/36	402	425
[4,6]	Fannie Mae Pool	3.082%	8/1/35	344	363
[4,6,8] Fannie Mae REMICS		1.232%	9/25/46	779	776
[4,6,8] Fannie Mae REMICS		1.282%	9/25/41–4/25/45	426	425
[4,6,8] Fannie Mae REMICS		1.302%	6/25/36	463	463
[4,6,8] Fannie Mae REMICS		1.332%	5/25/43–12/25/46	1,773	1,774
[4,6,8] Fannie Mae REMICS		1.352%	6/25/35	125	126
[4,6,8] Fannie Mae REMICS		1.382%	11/25/42–9/25/46	923	926
[4,6,8] Fannie Mae REMICS		1.392%	11/25/35	165	165
[4,6,8] Fannie Mae REMICS		1.427%	2/25/37	74	75
[4,6,8] Fannie Mae REMICS		1.482%	8/25/46	362	365
[4,6]	Freddie Mac Non Gold Pool	2.746%	7/1/35	888	936
[4,6]	Freddie Mac Non Gold Pool	2.818%	9/1/37	737	781
[4,6]	Freddie Mac Non Gold Pool	3.017%	7/1/33	112	118
[4,6,8] Freddie Mac REMICS		1.262%	11/15/36–8/15/43	369	369
[4,6,8] Freddie Mac REMICS		1.272%	11/15/36	128	128
[4,6,8] Freddie Mac REMICS		1.362%	6/15/42	71	71
					8,509
Total U.S. Government and Agency Obligations (Cost $380,594)					372,852

13

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (8.8%)
[6,9]	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	96	99
6	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	90	90
6	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	60	60
6	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	285	290
6	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	30	30
6	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	20	20
6	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	125	128
6	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	200	199
6	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	225	223
[6,9]	Applebee’s Funding LLC/IHOP Funding LLC	4.277%	9/5/44	60	59
[6,9]	ARL Second LLC 2014-1A	2.920%	6/15/44	71	69
[6,9]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	800	840
[6,9]	Avis Budget Rental Car Funding AESOP LLC
	2013-2A	2.970%	2/20/20	575	583
[6,9]	Avis Budget Rental Car Funding AESOP LLC
	2015-2A	2.630%	12/20/21	380	380
[6,9]	Avis Budget Rental Car Funding AESOP LLC
	2016-1A	2.990%	6/20/22	200	202
[6,9]	Avis Budget Rental Car Funding AESOP LLC
	2016-2A	2.720%	11/20/22	420	416
9	Bank of Montreal	1.750%	6/15/21	305	297
	Bank of Nova Scotia	1.875%	4/26/21	330	324
9	Bank of Nova Scotia	1.875%	9/20/21	110	107
6	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	210	206
6	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	210	210
6	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	360	361
6	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	220	221
6	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	50	49
6	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	39
6	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	750	752
6	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	100	99
6	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	100	101
6	CarMax Auto Owner Trust 2016-3	1.900%	4/15/22	200	197
6	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	190	186
6	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	190	188
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	160	165
6	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	61	60
[6,9]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	610	608
[6,9]	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	200	202
[6,9]	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	90	91
[6,9]	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	90	92
[6,9]	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	20	20
6	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	30	33
6	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	350	371
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	350	361
6	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	350	362
6	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	230	242
6	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	350	360
6	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	140	146
6	Citigroup Commercial Mortgage Trust 2014-GC25	4.532%	10/10/47	175	175
6	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	228	226
6	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	61	60
[6,9]	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	81	80
[6,8,9] Colony American Homes 2015-1		2.443%	7/17/32	70	70

14

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,8,9] Colony American Homes 2015-1A		2.143%	7/17/32	183	184
[6,8,9] Colony Starwood Homes 2016-1A Trust		2.443%	7/17/33	494	495
[6,8,9] Colony Starwood Homes 2016-1A Trust		3.093%	7/17/33	185	186
[6,9]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	40	41
6	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	500	508
6	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	60	63
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	500	533
[6,9]	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	150	150
[6,9]	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	210	209
[6,9]	COMM 2013-CCRE9 Mortgage Trust	4.256%	7/10/45	230	238
[6,9]	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	100	104
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	20	21
6	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	350	372
6	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	20	21
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	350	369
6	COMM 2014-CCRE17 Mortgage Trust	4.895%	5/10/47	190	202
6	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	20	20
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	350	360
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	228	229
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	228	228
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	228	233
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	228	237
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	60	61
[6,9]	DB Master Finance LLC 2015-1A	3.980%	2/20/45	59	60
6	DBJPM 16-C1 Mortgage Trust	3.352%	5/10/49	140	131
[6,9]	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	500	503
[6,9]	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	132	137
[6,9]	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	420	422
[6,9]	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	270	274
[6,9]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	200	205
[6,9]	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	120	120
[6,9]	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	80	80
[6,9]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	90	92
[6,9]	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	450	446
[6,8,9] Evergreen Credit Card Trust Series 2016-1		1.632%	4/15/20	1,175	1,180
[6,8,9] Evergreen Credit Card Trust Series 2016-3		1.412%	11/16/20	110	110
[4,6,8] Fannie Mae Connecticut Avenue Securities
	2016-C04	2.432%	1/25/29	178	180
[4,6,8] Fannie Mae Connecticut Avenue Securities
	2016-C05	2.332%	1/25/29	477	480
[4,6]	FHLMC Multifamily Structured Pass Through
	Certificates K054	2.745%	1/25/26	1,000	990
[4,6]	FHLMC Multifamily Structured Pass Through
	Certificates K056	2.525%	5/25/26	1,000	970
[4,6]	FHLMC Multifamily Structured Pass Through
	Certificates K057	2.570%	7/25/26	1,000	971
[4,6]	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	1,000	1,032
[4,6]	FHLMC Multifamily Structured Pass Through
	Certificates K062	3.413%	12/25/26	1,000	1,036
[6,9]	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	120	120
[6,9]	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	250	251
[6,9]	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	200	201
6	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	200	198

15

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	2.730%	9/15/19	600	602
6	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	200	201
[4,6,8] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	2.232%	10/25/28	130	131
[4,6,8] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.082%	12/25/28	179	179
[4,6,8] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.982%	12/25/28	250	255
[6,9]	FRS I LLC 2013-1A	3.080%	4/15/43	184	180
6	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	420	421
6	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	50	50
6	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	190	190
[6,9]	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	450	449
[6,9]	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	330	331
[6,9]	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	330	328
6	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	228	231
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	350	356
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	350	370
6	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	350	368
6	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	170	181
6	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	150	154
6	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	30	30
6	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	228	230
[6,9]	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	850	848
[6,9]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	680	678
[6,9]	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	120	119
[6,9]	Hertz Vehicle Financing LLC 2016-4A	2.650%	7/25/22	290	280
[6,9]	Hilton USA Trust 2016-HHV	3.719%	11/5/38	20	20
[6,8,9] Invitation Homes 2014-SFR1 Trust		2.443%	6/17/31	119	119
[6,8,9] Invitation Homes 2015-SFR2 Trust		2.593%	6/17/32	70	70
[6,8,9] Invitation Homes 2015-SFR3 Trust		2.693%	8/17/32	70	70
[6,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	1,700	1,835
[6,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.409%	8/15/46	550	605
[6,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	90	91
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	4.053%	1/15/46	230	229
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	90	92
6	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.363%	7/15/45	1,600	1,640
6	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	30	32
6	JPMBB Commercial Mortgage Securities Trust
	2013-C15	5.047%	11/15/45	30	32
6	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	380	403
6	JPMBB Commercial Mortgage Securities Trust
	2014-C26	3.231%	1/15/48	350	353
6	JPMBB Commercial Mortgage Securities Trust
	2014-C26	3.494%	1/15/48	350	358

16

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	JPMBB Commercial Mortgage Securities Trust
	2015-C27	3.179%	2/15/48	258	257
6	JPMCC Commercial Mortgage Securities Trust
	2017-JP5	3.723%	3/15/50	160	166
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	100	104
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.084%	7/15/46	200	202
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	4.259%	10/15/46	400	434
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	3.773%	4/15/47	350	367
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.894%	4/15/47	150	157
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C17	3.741%	8/15/47	350	365
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C18	3.923%	10/15/47	350	368
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C19	3.526%	12/15/47	450	462
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C20	3.249%	2/15/48	228	228
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	228	230
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C24	3.732%	5/15/48	228	235
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2016-C29	4.753%	5/15/49	160	169
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2016-C32	3.720%	12/15/49	60	62
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	189	196
[6,9]	MSBAM Commercial Mortgage Securities Trust
	2012-CKSV	3.277%	10/15/30	1,700	1,687
9	National Australia Bank Ltd.	2.250%	3/16/21	50	50
[6,8,9] Navient Student Loan Trust 2016-2		2.032%	6/25/65	200	202
[6,8,9] Navient Student Loan Trust 2016-3		1.832%	6/25/65	60	60
[6,8,9] Navient Student Loan Trust 2016-6A		1.732%	3/25/66	100	100
[6,8,9] Navistar Financial Dealer Note Master Trust II
	2016-1A	2.332%	9/27/21	220	220
[6,9]	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	580	585
[6,9]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	700	697
[6,8,9] Pepper Residential Securities Trust 2017A-A1UA		1.958%	3/10/58	269	269
[6,8,9] PHEAA Student Loan Trust 2016-2A		1.932%	11/25/65	238	239
[6,9]	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	414	414
[6,8,9] Resimac Premier Series 2016-1A		2.248%	10/10/47	679	680
	Royal Bank of Canada	2.100%	10/14/20	390	389
	Royal Bank of Canada	2.300%	3/22/21	600	600
6	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	215	215
6	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	170	171
6	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	140	142
6	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	200	200
6	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	260	260
[6,9]	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	50	50
[6,9]	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	40	40
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	40	39

17

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,9]	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	440	439
[6,8,9] SMB Private Education Loan Trust 2016-B		2.362%	2/17/32	280	286
[6,8,9] SMB Private Education Loan Trust 2016-C		2.012%	9/15/34	100	100
[6,8,9] SMB Private Education Loan Trust 2017-A		1.680%	9/15/34	120	119
[6,9]	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	470	471
[6,9]	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	500	492
[6,9]	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	100	98
[6,8,9] SoFi Professional Loan Program 2016-D LLC		1.932%	1/25/39	88	89
[6,9]	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	10	10
[6,9]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	250	248
6	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	345	346
6	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	100	99
[6,9]	Taco Bell Funding LLC 2016-1A	3.832%	5/25/46	59	59
[6,9]	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	36	36
[6,9]	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	31	31
9	Toronto-Dominion Bank	2.250%	3/15/21	350	349
[6,8,9] Trillium Credit Card Trust II 2016-1A		1.702%	5/26/21	760	763
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.469%	4/10/46	10	10
[6,9]	Volkswagen Credit Auto Master Trust 2014-1A	1.400%	7/22/19	300	300
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	40	41
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	350	376
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.296%	7/15/46	450	482
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	110	110
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.190%	2/15/48	388	387
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.451%	2/15/48	30	30
6	Wells Fargo Commercial Mortgage Trust
	2015-C30	4.496%	9/15/58	200	204
6	Wells Fargo Commercial Mortgage Trust
	2015-LC22	4.541%	9/15/58	160	159
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	70	73
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	80	82
[6,9]	Wendys Funding LLC 2015-1A	3.371%	6/15/45	227	227
[6,9]	Wendys Funding LLC 2015-1A	4.080%	6/15/45	56	57
[6,9]	Wendys Funding LLC 2015-1A	4.497%	6/15/45	49	48
9	Westpac Banking Corp.	2.250%	11/9/20	365	365
6	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	107
6	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	20	21
6	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	20	21
6	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	10	10
6	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	360	374
6	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	380	392
6	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	360	382
6	World Omni Auto Receivables Trust 2015-B	2.150%	8/15/22	175	174
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $59,341)					58,891

18

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Corporate Bonds (27.4%)
Finance (11.4%)
	Banking (5.9%)
	Bank of America Corp.	3.300%	1/11/23	546	549
6	Bank of America Corp.	3.124%	1/20/23	565	567
	Bank of America Corp.	4.000%	4/1/24	500	518
	Bank of America Corp.	3.875%	8/1/25	400	407
6	Bank of America Corp.	3.824%	1/20/28	540	541
9	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	650	647
	Barclays plc	3.684%	1/10/23	360	362
9	BNP Paribas SA	3.800%	1/10/24	275	274
10	BPCE SA	3.500%	4/24/20	400	307
	Citigroup Inc.	1.800%	2/5/18	300	300
[8,10] Citigroup Inc.		3.020%	8/7/19	500	384
	Citigroup Inc.	2.900%	12/8/21	2,610	2,615
	Citigroup Inc.	3.200%	10/21/26	800	766
	Commonwealth Bank of Australia	2.400%	11/2/20	500	499
[8,10] Commonwealth Bank of Australia		2.990%	7/12/21	400	310
9	Commonwealth Bank of Australia	4.500%	12/9/25	200	209
	Cooperatieve Rabobank UA	4.375%	8/4/25	450	460
9	Credit Agricole SA	4.125%	1/10/27	670	664
11	Credit Agricole SA	2.625%	3/17/27	405	439
9	Credit Suisse Group AG	3.574%	1/9/23	445	444
9	Credit Suisse Group AG	4.282%	1/9/28	720	717
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	410	410
9	Deutsche Bank AG	4.250%	10/14/21	945	969
	Discover Financial Services	5.200%	4/27/22	370	399
	First Republic Bank	2.375%	6/17/19	510	510
12	Goldman Sachs Group Inc.	6.125%	5/14/17	100	126
[8,10] Goldman Sachs Group Inc.		3.470%	8/8/18	50	39
10	Goldman Sachs Group Inc.	5.000%	8/21/19	660	529
	Goldman Sachs Group Inc.	3.000%	4/26/22	510	511
11	Goldman Sachs Group Inc.	1.250%	5/1/25	122	129
	Goldman Sachs Group Inc.	3.750%	5/22/25	1,050	1,064
	Goldman Sachs Group Inc.	3.850%	1/26/27	405	407
	Goldman Sachs Group Inc.	6.125%	2/15/33	480	579
	Goldman Sachs Group Inc.	5.150%	5/22/45	550	577
	HSBC Holdings plc	2.950%	5/25/21	185	185
	HSBC Holdings plc	2.650%	1/5/22	1,860	1,834
6	HSBC Holdings plc	3.262%	3/13/23	385	387
6	HSBC Holdings plc	4.041%	3/13/28	1,185	1,197
	JPMorgan Chase & Co.	2.295%	8/15/21	1,495	1,479
	JPMorgan Chase & Co.	2.972%	1/15/23	945	944
	JPMorgan Chase & Co.	2.700%	5/18/23	182	178
6	JPMorgan Chase & Co.	3.782%	2/1/28	480	485
	JPMorgan Chase & Co.	5.500%	10/15/40	216	252
6	JPMorgan Chase & Co.	4.260%	2/22/48	115	115
10	Lloyds Bank plc	3.250%	4/1/20	600	460
	Lloyds Banking Group plc	3.750%	1/11/27	250	245
[8,10] Macquarie Bank Ltd.		2.820%	10/26/18	200	154
9	Macquarie Bank Ltd.	2.600%	6/24/19	78	79
9	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	285	286
	Morgan Stanley	2.625%	11/17/21	2,365	2,350
	Morgan Stanley	3.875%	1/27/26	525	532
12	Morgan Stanley	2.625%	3/9/27	555	695

19

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.550%	12/9/21	340	340
	PNC Bank NA	2.625%	2/17/22	780	780
	Royal Bank of Canada	1.500%	7/29/19	340	337
	Royal Bank of Canada	2.125%	3/2/20	1,650	1,651
	Santander UK Group Holdings plc	3.571%	1/10/23	275	275
	Synchrony Financial	4.500%	7/23/25	1,650	1,695
	Synchrony Financial	3.700%	8/4/26	394	381
9	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	500	489
11	UBS Group Funding Jersey Ltd.	1.500%	11/30/24	246	265
9	UBS Group Funding Switzerland AG	4.253%	3/23/28	565	573
10	Wells Fargo & Co.	4.000%	8/8/19	1,000	784
[8,10] Westpac Banking Corp.		2.850%	10/28/20	100	77
[8,10] Westpac Banking Corp.		2.955%	6/3/21	100	77
	Westpac Banking Corp.	3.350%	3/8/27	565	561
6	Westpac Banking Corp.	4.322%	11/23/31	885	894

	Brokerage (0.2%)
9	Apollo Management Holdings LP	4.400%	5/27/26	295	300
	BlackRock Inc.	3.200%	3/15/27	425	425
	Invesco Finance plc	4.000%	1/30/24	180	189
	Jefferies Group LLC	4.850%	1/15/27	285	292
	Stifel Financial Corp.	4.250%	7/18/24	215	216

	Finance Companies (0.7%)
	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust	3.750%	5/15/19	150	154
	Air Lease Corp.	2.125%	1/15/18	2,110	2,113
	Air Lease Corp.	3.625%	4/1/27	495	482
	GE Capital International Funding Co.	4.418%	11/15/35	350	369
	International Lease Finance Corp.	4.625%	4/15/21	1,000	1,050
9	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	260	253

	Insurance (2.5%)
9	AIA Group Ltd.	3.200%	3/11/25	1,650	1,615
	American Financial Group Inc.	3.500%	8/15/26	275	267
	American International Group Inc.	4.875%	6/1/22	132	143
	American International Group Inc.	3.750%	7/10/25	350	348
	American International Group Inc.	3.900%	4/1/26	360	362
	Aon plc	3.500%	6/14/24	500	500
	Aon plc	4.750%	5/15/45	300	301
	Arch Capital Finance LLC	4.011%	12/15/26	265	272
[6,11] AXA SA		3.375%	7/6/47	135	149
[6,12] AXA SA		5.625%	1/16/54	100	133
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,000	1,000
	Chubb INA Holdings Inc.	2.700%	3/13/23	225	223
[6,11] Credit Agricole Assurances SA		4.750%	9/27/48	100	111
	Enstar Group Ltd.	4.500%	3/10/22	500	504
	First American Financial Corp.	4.600%	11/15/24	290	292
9	Five Corners Funding Trust	4.419%	11/15/23	828	881
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	104
	Humana Inc.	3.950%	3/15/27	225	230
	Infinity Property & Casualty Corp.	5.000%	9/19/22	520	549
[9,11] Liberty Mutual Finance Europe DAC		1.750%	3/27/24	200	217
11	Liberty Mutual Group Inc.	2.750%	5/4/26	100	114
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	180	181

20

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	125	126
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	1,650	1,678
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	400	405
11	NN Group NV	1.000%	3/18/22	232	252
[6,11] NN Group NV		4.625%	4/8/44	281	321
12	Phoenix Group Holdings	4.125%	7/20/22	145	184
	Principal Financial Group Inc.	3.100%	11/15/26	225	219
6	Progressive Corp.	6.700%	6/15/67	380	377
	Prudential Financial Inc.	4.500%	11/15/20	20	21
	Reinsurance Group of America Inc.	4.700%	9/15/23	170	183
	Reinsurance Group of America Inc.	3.950%	9/15/26	2,095	2,120
9	Reliance Standard Life Global Funding II	2.375%	5/4/20	240	236
9	Swiss Re Treasury US Corp.	2.875%	12/6/22	130	130
9	TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	246	251
	Trinity Acquisition plc	4.625%	8/15/23	350	370
	Trinity Acquisition plc	6.125%	8/15/43	102	109
	UnitedHealth Group Inc.	4.250%	4/15/47	295	301
	XLIT Ltd.	6.375%	11/15/24	998	1,165

	Real Estate Investment Trusts (2.1%)
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	345	346
11	ATF Netherlands BV	2.125%	3/13/23	200	216
11	ATF Netherlands BV	1.500%	7/15/24	400	410
	Brandywine Operating Partnership LP	3.950%	2/15/23	182	182
	Brandywine Operating Partnership LP	4.100%	10/1/24	374	373
	Brandywine Operating Partnership LP	4.550%	10/1/29	1,488	1,479
	Brixmor Operating Partnership LP	3.850%	2/1/25	60	59
	Brixmor Operating Partnership LP	4.125%	6/15/26	810	812
	Brixmor Operating Partnership LP	3.900%	3/15/27	220	216
	Camden Property Trust	4.875%	6/15/23	25	27
	Camden Property Trust	4.250%	1/15/24	65	68
	Camden Property Trust	3.500%	9/15/24	20	20
	Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	213	204
9	Goodman Australia Industrial Fund	3.400%	9/30/26	500	485
	HCP Inc.	3.400%	2/1/25	145	140
	HCP Inc.	4.000%	6/1/25	200	201
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	759	761
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	200	192
	Highwoods Realty LP	3.875%	3/1/27	500	495
	Kilroy Realty LP	4.375%	10/1/25	1,925	2,007
	Kilroy Realty LP	4.250%	8/15/29	105	106
	Kimco Realty Corp.	3.800%	4/1/27	220	219
	Liberty Property LP	4.400%	2/15/24	1,250	1,321
	Mid-America Apartments LP	4.000%	11/15/25	380	388
	Omega Healthcare Investors Inc.	5.250%	1/15/26	1,025	1,066
	Omega Healthcare Investors Inc.	4.500%	4/1/27	490	480
	Omega Healthcare Investors Inc.	4.750%	1/15/28	1,085	1,071
9	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	315	317
	Tanger Properties LP	3.125%	9/1/26	455	424
	Ventas Realty LP	3.850%	4/1/27	220	218
					76,354
Industrial (13.8%)
	Basic Industry (0.6%)
	Agrium Inc.	3.375%	3/15/25	1,215	1,200
	Agrium Inc.	5.250%	1/15/45	400	437

21

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
9	Air Liquide Finance SA	1.750%	9/27/21	200	191
9	CF Industries Inc.	3.400%	12/1/21	110	110
	CF Industries Inc.	3.450%	6/1/23	75	71
9	CF Industries Inc.	4.500%	12/1/26	230	233
	CF Industries Inc.	4.950%	6/1/43	300	255
10	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	50	39
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	100	101
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	100	108
	Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	230	230
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	10	9
	Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	300	306
	Syngenta Finance NV	4.375%	3/28/42	75	69
	Vale Overseas Ltd.	5.625%	9/15/19	30	32
	Vale Overseas Ltd.	5.875%	6/10/21	95	102
	Vale Overseas Ltd.	6.875%	11/21/36	400	429
	Valspar Corp.	3.300%	2/1/25	100	97

	Capital Goods (0.8%)
	Embraer Netherlands Finance BV	5.050%	6/15/25	1,600	1,646
	Embraer Netherlands Finance BV	5.400%	2/1/27	325	334
9	LafargeHolcim Finance US LLC	3.500%	9/22/26	2,500	2,422
[9,11] Parker-Hannifin Corp.		1.125%	3/1/25	200	213
	Spirit AeroSystems Inc.	3.850%	6/15/26	235	232
	United Rentals North America Inc.	4.625%	7/15/23	285	293
	United Rentals North America Inc.	5.500%	5/15/27	105	106

	Communication (2.4%)
	America Movil SAB de CV	5.000%	3/30/20	500	537
	America Movil SAB de CV	6.375%	3/1/35	300	354
11	American Tower Corp.	1.375%	4/4/25	540	571
12	AT&T Inc.	5.875%	4/28/17	100	126
	AT&T Inc.	5.250%	3/1/37	300	306
	AT&T Inc.	5.350%	9/1/40	200	204
	AT&T Inc.	4.800%	6/15/44	600	561
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	4.908%	7/23/25	120	127
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	6.384%	10/23/35	200	227
	Comcast Corp.	3.000%	2/1/24	675	674
	Comcast Corp.	3.375%	8/15/25	200	202
	Comcast Corp.	5.650%	6/15/35	700	824
	Crown Castle International Corp.	2.250%	9/1/21	1,000	972
	Crown Castle International Corp.	5.250%	1/15/23	600	655
	Crown Castle International Corp.	4.000%	3/1/27	270	272
	Deutsche Telekom International Finance BV	8.750%	6/15/30	250	365
	Grupo Televisa SAB	6.125%	1/31/46	600	623
	Moody’s Corp.	5.250%	7/15/44	460	514
	NBCUniversal Media LLC	2.875%	1/15/23	1,760	1,761
	Qwest Corp.	7.250%	9/15/25	200	219
10	Telstra Corp. Ltd.	4.000%	9/16/22	190	151
9	Telstra Corp. Ltd.	3.125%	4/7/25	75	75
	Time Warner Cable LLC	5.500%	9/1/41	120	123
	Verizon Communications Inc.	5.150%	9/15/23	1,155	1,268
	Verizon Communications Inc.	4.125%	3/16/27	1,000	1,017
	Verizon Communications Inc.	5.050%	3/15/34	450	458

22

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	4.400%	11/1/34	450	424
	Verizon Communications Inc.	5.250%	3/16/37	500	516
	Verizon Communications Inc.	3.850%	11/1/42	950	792
	Verizon Communications Inc.	4.522%	9/15/48	400	364
	Verizon Communications Inc.	5.012%	8/21/54	525	496
	Viacom Inc.	4.375%	3/15/43	500	433

	Consumer Cyclical (1.2%)
11	Accor SA	1.250%	1/25/24	100	105
9	BMW US Capital LLC	2.000%	4/11/21	330	323
9	BMW US Capital LLC	1.850%	9/15/21	125	121
9	BMW US Capital LLC	2.800%	4/11/26	15	14
	DR Horton Inc.	4.375%	9/15/22	75	79
	Ford Motor Co.	4.750%	1/15/43	420	392
	Ford Motor Credit Co. LLC	3.336%	3/18/21	1,520	1,538
	General Motors Co.	4.000%	4/1/25	240	240
	General Motors Co.	6.600%	4/1/36	300	344
	General Motors Financial Co. Inc.	4.200%	3/1/21	300	313
	General Motors Financial Co. Inc.	4.375%	9/25/21	510	536
	General Motors Financial Co. Inc.	5.250%	3/1/26	650	696
9	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	300	298
9	Hyundai Capital America	3.100%	4/5/22	220	219
9	Hyundai Capital Services Inc.	3.000%	3/6/22	200	200
	Kohl’s Corp.	5.550%	7/17/45	100	90
	Lowe’s Cos. Inc.	5.800%	10/15/36	200	243
	Lowe’s Cos. Inc.	5.800%	4/15/40	100	123
	Lowe’s Cos. Inc.	4.375%	9/15/45	150	155
	NVR Inc.	3.950%	9/15/22	75	78
11	Priceline Group Inc.	0.800%	3/10/22	500	532
10	Toyota Motor Credit Corp.	2.750%	7/26/21	30	23
10	Volkswagen Financial Services Australia Pty Ltd.	3.250%	8/13/19	40	31
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	180	180
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	440	449
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	500	498

	Consumer Noncyclical (2.7%)
	Abbott Laboratories	4.750%	11/30/36	500	515
	Abbott Laboratories	4.900%	11/30/46	600	621
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	300	303
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,050	1,107
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	650	702
11	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	173	197
11	Bunge Finance Europe BV	1.850%	6/16/23	700	774
11	Coca-Cola Co.	0.500%	3/8/24	360	379
	Constellation Brands Inc.	3.750%	5/1/21	800	829
	Constellation Brands Inc.	4.750%	11/15/24	140	151
	Constellation Brands Inc.	4.750%	12/1/25	500	537
	Express Scripts Holding Co.	3.900%	2/15/22	200	208
	Express Scripts Holding Co.	4.500%	2/25/26	910	928
	Express Scripts Holding Co.	4.800%	7/15/46	300	285
10	Fonterra Co-operative Group Ltd.	4.500%	6/30/21	100	80
11	Fresenius SE & Co. KGaA	4.000%	2/1/24	300	375
	Gilead Sciences Inc.	5.650%	12/1/41	610	701
9	Grupo Bimbo SAB de CV	3.875%	6/27/24	1,000	1,001
9	Grupo Bimbo SAB de CV	4.875%	6/27/44	400	378

23

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
11	Kraft Heinz Foods Co.	2.250%	5/25/28	200	214
12	McKesson Corp.	3.125%	2/17/29	200	259
	Mead Johnson Nutrition Co.	3.000%	11/15/20	450	459
	Medtronic Inc.	4.375%	3/15/35	150	157
	Medtronic Inc.	5.550%	3/15/40	240	278
	Newell Brands Inc.	5.500%	4/1/46	180	204
	Perrigo Co. plc	5.300%	11/15/43	200	204
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	1,400	1,361
	Quest Diagnostics Inc.	3.450%	6/1/26	100	99
	Reynolds American Inc.	5.700%	8/15/35	400	456
	Reynolds American Inc.	7.250%	6/15/37	300	396
	Reynolds American Inc.	5.850%	8/15/45	150	176
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	442	489
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	2,810	2,675
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	395	364
	Tyson Foods Inc.	4.875%	8/15/34	150	154
	Tyson Foods Inc.	5.150%	8/15/44	400	420

	Energy (3.0%)
	Anadarko Petroleum Corp.	3.450%	7/15/24	550	536
	Anadarko Petroleum Corp.	5.550%	3/15/26	250	277
	Anadarko Petroleum Corp.	6.600%	3/15/46	600	725
	Apache Corp.	5.100%	9/1/40	100	103
9	APT Pipelines Ltd.	4.250%	7/15/27	160	161
	Boardwalk Pipelines LP	4.450%	7/15/27	225	226
	BP Capital Markets plc	2.521%	1/15/20	110	111
	BP Capital Markets plc	2.112%	9/16/21	100	98
	BP Capital Markets plc	3.245%	5/6/22	300	306
	BP Capital Markets plc	2.750%	5/10/23	450	445
	BP Capital Markets plc	3.506%	3/17/25	300	301
	Columbia Pipeline Group Inc.	4.500%	6/1/25	240	252
	ConocoPhillips Co.	4.200%	3/15/21	300	319
	ConocoPhillips Co.	4.950%	3/15/26	975	1,084
	ConocoPhillips Co.	5.950%	3/15/46	180	223
	Devon Energy Corp.	4.000%	7/15/21	200	207
	Devon Energy Corp.	3.250%	5/15/22	300	297
	Devon Energy Corp.	5.600%	7/15/41	500	527
	Devon Energy Corp.	5.000%	6/15/45	325	326
	Energy Transfer Partners LP	6.700%	7/1/18	230	243
	Energy Transfer Partners LP	9.700%	3/15/19	260	295
	Energy Transfer Partners LP	5.200%	2/1/22	642	688
	Energy Transfer Partners LP	4.750%	1/15/26	500	515
	EnLink Midstream Partners LP	4.850%	7/15/26	200	206
	Enterprise Products Operating LLC	6.650%	10/15/34	180	219
	Hess Corp.	4.300%	4/1/27	200	196
	Hess Corp.	5.800%	4/1/47	150	155
	Kinder Morgan Inc.	7.800%	8/1/31	70	88
	Kinder Morgan Inc.	7.750%	1/15/32	95	119
	Marathon Oil Corp.	2.800%	11/1/22	150	144
	Marathon Oil Corp.	3.850%	6/1/25	750	737
	Marathon Oil Corp.	5.200%	6/1/45	200	197
	MPLX LP	4.500%	7/15/23	360	374
	MPLX LP	4.875%	12/1/24	600	629
	National Oilwell Varco Inc.	3.950%	12/1/42	1,200	970

24

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	150	157
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	660	717
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	640	698
9	Sabine Pass Liquefaction LLC	5.875%	6/30/26	330	364
	Shell International Finance BV	2.250%	1/6/23	210	204
	Shell International Finance BV	3.250%	5/11/25	350	352
	Shell International Finance BV	2.875%	5/10/26	500	486
	Shell International Finance BV	4.125%	5/11/35	500	502
	Shell International Finance BV	3.625%	8/21/42	150	135
	Shell International Finance BV	4.000%	5/10/46	300	289
	Spectra Energy Partners LP	4.750%	3/15/24	150	159
	Spectra Energy Partners LP	3.500%	3/15/25	180	175
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	350	347
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	700	836
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	90	109
	Transocean Inc.	4.250%	10/15/17	750	754
	Valero Energy Partners LP	4.375%	12/15/26	165	166
	Williams Partners LP	4.125%	11/15/20	180	188
	Williams Partners LP	3.900%	1/15/25	817	814
	Williams Partners LP	4.000%	9/15/25	270	271

	Other Industrial (0.3%)
9	CK Hutchison International 16 Ltd.	2.750%	10/3/26	240	228
9	CK Hutchison International 17 Ltd.	3.500%	4/5/27	1,765	1,755
11	Fluor Corp.	1.750%	3/21/23	100	111
11	Kennedy Wilson Europe Real Estate plc	3.250%	11/12/25	100	111

	Technology (1.7%)
	Apple Inc.	3.850%	5/4/43	860	822
	Apple Inc.	3.450%	2/9/45	170	151
	Avnet Inc.	3.750%	12/1/21	35	35
9	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	1,000	997
9	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	250	252
9	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	250	251
9	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	4.420%	6/15/21	590	617
9	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	5.450%	6/15/23	570	613
9	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	6.020%	6/15/26	910	994
9	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	8.100%	7/15/36	450	565
9	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp.	8.350%	7/15/46	50	65
9	Everett Spinco Inc.	4.750%	4/15/27	225	230
	Fidelity National Information Services Inc.	1.450%	6/5/17	75	75
	Fidelity National Information Services Inc.	4.500%	10/15/22	500	533
	Fidelity National Information Services Inc.	5.000%	10/15/25	980	1,067
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	519
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	700	721
9	Seagate HDD Cayman	4.875%	3/1/24	335	328
	Seagate HDD Cayman	4.750%	1/1/25	120	116
	Seagate HDD Cayman	4.875%	6/1/27	30	28
	Tech Data Corp.	3.700%	2/15/22	850	853

25

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tyco Electronics Group SA	4.875%	1/15/21	65	70
	Tyco Electronics Group SA	3.500%	2/3/22	90	93
	Tyco Electronics Group SA	3.450%	8/1/24	15	15
	Tyco Electronics Group SA	7.125%	10/1/37	120	157
	Verisk Analytics Inc.	5.800%	5/1/21	84	93
	Verisk Analytics Inc.	4.000%	6/15/25	300	305
	Verisk Analytics Inc.	5.500%	6/15/45	750	816

	Transportation (1.1%)
9	Air Canada	7.750%	4/15/21	548	617
10	Asciano Finance Ltd.	5.250%	5/19/25	110	85
6	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	258	284
	Continental Airlines 2012-3 Class C Pass Thru
	Certificates	6.125%	4/29/18	110	114
[6,13] Delta Air Lines 2002-1 Class G-1 Pass Through
	Trust	6.718%	7/2/24	40	45
6	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	923	1,061
6	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	63	72
	Delta Air Lines Inc.	2.875%	3/13/20	795	801
	Delta Air Lines Inc.	3.625%	3/15/22	990	1,007
	Kansas City Southern	3.125%	6/1/26	230	216
	Kansas City Southern	4.300%	5/15/43	650	600
	Kansas City Southern	4.950%	8/15/45	200	202
6	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	1,618	1,743
6	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	48	52
9	WestJet Airlines Ltd.	3.500%	6/16/21	320	321
					92,560
Utilities (2.2%)
	Electric (2.0%)
9	AEP Transmission Co. LLC	3.100%	12/1/26	165	163
10	AusNet Services Holdings Pty Ltd.	4.400%	8/16/27	400	309
	Baltimore Gas & Electric Co.	6.350%	10/1/36	150	193
9	Cleco Corporate Holdings LLC	4.973%	5/1/46	250	258
	Commonwealth Edison Co.	6.450%	1/15/38	223	297
	Dynegy Inc.	6.750%	11/1/19	15	15
	Dynegy Inc.	7.375%	11/1/22	155	154
9	EDP Finance BV	4.125%	1/15/20	1,200	1,228
9	EDP Finance BV	5.250%	1/14/21	1,800	1,920
12	EDP Finance BV	8.625%	1/4/24	50	83
	Emera US Finance LP	3.550%	6/15/26	240	236
	Emera US Finance LP	4.750%	6/15/46	700	707
	Entergy Louisiana LLC	4.950%	1/15/45	300	308
	Exelon Corp.	3.950%	6/15/25	225	231
9	FirstEnergy Transmission LLC	4.350%	1/15/25	550	572
9	Fortis Inc.	3.055%	10/4/26	725	681
	Georgia Power Co.	3.250%	3/30/27	815	790
	Georgia Power Co.	5.950%	2/1/39	400	466
	Great Plains Energy Inc.	3.900%	4/1/27	340	341
	Great Plains Energy Inc.	4.850%	4/1/47	545	556
	MidAmerican Energy Co.	5.800%	10/15/36	230	281
	Pacific Gas & Electric Co.	6.050%	3/1/34	200	250
	Pacific Gas & Electric Co.	6.250%	3/1/39	300	390
	Pacific Gas & Electric Co.	4.450%	4/15/42	20	21
	PacifiCorp	5.250%	6/15/35	275	316
	PacifiCorp	6.100%	8/1/36	200	254

26

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PPL Capital Funding Inc.	3.100%	5/15/26	850	816
	Puget Energy Inc.	3.650%	5/15/25	350	346
	Puget Sound Energy Inc.	6.274%	3/15/37	100	127
	Puget Sound Energy Inc.	5.795%	3/15/40	120	147
	South Carolina Electric & Gas Co.	6.050%	1/15/38	100	117
	South Carolina Electric & Gas Co.	4.350%	2/1/42	150	149
6	Southern Co.	5.500%	3/15/57	140	144
11	Southern Power Co.	1.000%	6/20/22	145	154
	Southwestern Electric Power Co.	2.750%	10/1/26	445	420
	Southwestern Public Service Co.	4.500%	8/15/41	210	223

	Natural Gas (0.2%)
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	435	517
9	Engie SA	2.875%	10/10/22	75	74
	Southwest Gas Corp.	3.800%	9/29/46	885	827
					15,081
Total Corporate Bonds (Cost $184,460)					183,995
Sovereign Bonds (4.7%)
	Arab Republic of Egypt	8.500%	1/31/47	200	215
	Argentine Republic	5.625%	1/26/22	350	358
	Argentine Republic	6.875%	1/26/27	50	51
11	Banque Centrale de Tunisie International Bond	5.625%	2/17/24	220	234
	Bermuda	4.854%	2/6/24	320	335
	BOC Aviation Ltd.	3.875%	5/9/19	200	205
9	CDP Financial Inc.	4.400%	11/25/19	600	637
	Corp. Andina de Fomento	2.125%	9/27/21	750	733
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	625	654
9	CPPIB Capital Inc.	1.250%	9/20/19	200	198
	Electricite de France SA	3.625%	10/13/25	600	602
	Export-Import Bank of Korea	2.250%	1/21/20	1,200	1,198
	Export-Import Bank of Korea	5.125%	6/29/20	500	542
11	French Republic	0.000%	5/25/22	600	636
	Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	200	208
9	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	300	298
14	Japan	0.000%	5/12/17	330,000	2,966
	Kingdom of Saudi Arabia	2.375%	10/26/21	350	344
15	Mexican Bonos	5.750%	3/5/26	12,700	622
	Nexen Energy ULC	6.400%	5/15/37	300	372
9	NongHyup Bank	1.875%	9/12/21	500	479
9	Ontario Teachers’ Cadillac Fairview Properties
	Trust	3.125%	3/20/22	200	202
9	Ontario Teachers’ Cadillac Fairview Properties
	Trust	3.875%	3/20/27	200	203
6	Oriental Republic of Uruguay	5.100%	6/18/50	200	193
	Petrobras Global Finance BV	7.375%	1/17/27	245	260
	Petroleos Mexicanos	5.500%	2/4/19	470	493
	Petroleos Mexicanos	5.500%	1/21/21	250	265
9	Petroleos Mexicanos	5.375%	3/13/22	210	221
	Petroleos Mexicanos	5.375%	3/13/22	1,700	1,787
9	Province of Alberta Canada	2.050%	8/17/26	500	464
	Province of Ontario	1.625%	1/18/19	1,000	997
	Province of Ontario	2.000%	1/30/19	500	502
	Province of Ontario	2.500%	4/27/26	50	48
	Province of Quebec	7.125%	2/9/24	200	248

27

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Province of Quebec	7.500%	9/15/29	75	105
	Republic of Chile	3.125%	3/27/25	500	508
	Republic of Colombia	4.375%	7/12/21	600	634
6	Republic of Colombia	3.875%	4/25/27	750	749
	Republic of Honduras	6.250%	1/19/27	300	304
	Republic of Hungary	6.250%	1/29/20	1,200	1,315
	Republic of Hungary	5.750%	11/22/23	150	170
11	Republic of Indonesia	3.750%	6/14/28	200	228
	Republic of Kazakhstan	4.875%	10/14/44	200	196
9	Republic of Lithuania	7.375%	2/11/20	300	342
	Republic of Lithuania	7.375%	2/11/20	300	341
	Republic of Lithuania	6.125%	3/9/21	365	412
	Republic of Namibia	5.250%	10/29/25	300	302
6	Republic of Panama	4.000%	9/22/24	600	625
	Republic of Panama	8.125%	4/28/34	150	200
	Republic of Poland	5.125%	4/21/21	615	673
	Republic of Poland	5.000%	3/23/22	70	77
	Republic of South Africa	5.875%	9/16/25	220	236
	Republic of Turkey	4.875%	4/16/43	750	642
	State of Israel	4.500%	1/30/43	200	206
	State of Kuwait	2.750%	3/20/22	281	282
	Statoil ASA	2.450%	1/17/23	600	589
	Sultanate of Oman	5.375%	3/8/27	200	209
	United Mexican States	4.000%	10/2/23	2,528	2,609
15	United Mexican States	7.500%	6/3/27	2,300	126
	United Mexican States	6.050%	1/11/40	500	572
	United Mexican States	4.350%	1/15/47	200	184
	YPF SA	8.875%	12/19/18	600	653
Total Sovereign Bonds (Cost $31,265)					31,259
Taxable Municipal Bonds (0.3%)
	California GO	7.550%	4/1/39	500	732
	Georgia Municipal Electric Power Authority
	Revenue	6.655%	4/1/57	200	225
	Illinois GO	5.100%	6/1/33	900	820
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	500	505
Total Taxable Municipal Bonds (Cost $2,376)					2,282

				Shares
Temporary Cash Investment (9.6%)
Money Market Fund (9.6%)
16	Vanguard Market Liquidity Fund (Cost $64,777)	0.965%		647,715	64,784

			Expiration Date	Contracts
Options on Futures Purchased (0.0%)
	Put Options on 10-year U.S. Treasury Note Futures Contracts,
	Strike Price $122.00 (Cost $6)		4/21/17	43	1
Total Investments (106.2%) (Cost $722,819)					714,064

28

Core Bond Fund

				Market
				Value•
	Expiration Date		Contracts	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 10-year-U.S. Treasury Note
Futures Contracts, Strike Price $125.50		4/21/17	5	(1)
Call Options on 10-year-U.S. Treasury Note
Futures Contracts, Strike Price $126.50		5/26/17	12	(4)
Call Options on 10-year-U.S. Treasury Note
Futures Contracts, Strike Price $127.00		5/26/17	98	(21)
Put Options on 10-year-U.S. Treasury Note
Futures Contracts, Strike Price $122.50		4/21/17	5	—
Put Options on 10-year-U.S. Treasury Note
Futures Contracts, Strike Price $121.50		5/26/17	43	(5)
Total Options on Futures Written (Premiums received $55)				(31)

			Notional
			Amount
	Counterparty		($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX.NA.IG.28.V1 5-Year
Index, Strike: 62.5%	GSCM	5/17/17	720	—
Call Swaptions on CDX.NA.IG.28.V1 5-Year
Index, Strike: 67.5%	GSCM	5/17/17	1,445	(2)
Put Swaptions on CDX.NA.IG.28.V1 5-Year
Index, Strike: 72.5%	GSCM	5/17/17	1,445	(2)
Total Credit Default Swaptions Written (Premiums received $4)				(4)
Total Liability on Options Written (0.0%) (Premiums received $59)				(35)
Other Assets and Liabilities (-6.2%)
Other Assets				49,410
Liabilities				(90,854)
				(41,444)
Net Assets (100%)				672,585

29

Core Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	649,279
Affiliated Vanguard Funds	64,784
Options Purchased	1
Total Investments in Securities	714,064
Investment in Vanguard	46
Receivables for Investment Securities Sold	41,201
Receivables for Accrued Income	3,474
Receivables for Capital Shares Issued	3,895
Other Assets	794
Total Assets	763,474
Liabilities
Payables for Investment Securities Purchased	88,690
Payables for Capital Shares Redeemed	1,181
Payables for Distributions	170
Payables to Vanguard	119
Options Written	35
Other Liabilities	694
Total Liabilities	90,889
Net Assets	672,585

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	685,811
Undistributed Net Investment Income	266
Accumulated Net Realized Losses	(4,961)
Unrealized Appreciation (Depreciation)
Investment Securities	(8,750)
Futures Contracts	180
Options	19
Swap Contracts	(38)
Forward Currency Contracts	58
Foreign Currencies	—
Net Assets	672,585

30

Core Bond Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 7,072,930 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	69,834
Net Asset Value Per Share—Investor Shares	$9.87

Admiral Shares—Net Assets
Applicable to 30,529,123 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	602,751
Net Asset Value Per Share—Admiral Shares	$19.74

• See Note A in Notes to Financial Statements.
1 Securities with a value of $581,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $1,062,000 have been segregated as initial margin for open futures contracts.
3 U.S. government-guaranteed.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
March 31, 2017.
8 Adjustable-rate security.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was
$58,058,000, representing 8.6% of net assets.
10 Face amount denominated in Australian dollars.
11 Face amount denominated in euro.
12 Face amount denominated in British pounds.
13 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
14 Face amount denominated in Japanese yen.
15 Face amount denominated in Mexican peso.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Core Bond Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Interest[1]	7,737
Total Income	7,737
Expenses
The Vanguard Group—Note B
Investment Advisory Services	42
Management and Administrative—Investor Shares	66
Management and Administrative—Admiral Shares	348
Marketing and Distribution—Investor Shares	7
Marketing and Distribution—Admiral Shares	29
Custodian Fees	13
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	3
Total Expenses	511
Net Investment Income	7,226
Realized Net Gain (Loss)
Investment Securities Sold[1]	(3,479)
Futures Contracts	(1,397)
Options	115
Swap Contracts	(607)
Foreign Currencies and Forward Currency Contracts	558
Realized Net Gain (Loss)	(4,810)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(16,796)
Futures Contracts	347
Options	18
Swap Contracts	(28)
Foreign Currencies and Forward Currency Contracts	(35)
Change in Unrealized Appreciation (Depreciation)	(16,494)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,078)

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $93,000 and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Core Bond Fund

Statement of Changes in Net Assets

		March 10,
	Six Months Ended	2016[1] to
	March 31,	September, 30
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,226	5,500
Realized Net Gain (Loss)	(4,810)	3,923
Change in Unrealized Appreciation (Depreciation)	(16,494)	7,963
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,078)	17,386
Distributions
Net Investment Income
Investor Shares	(678)	(546)
Admiral Shares	(6,385)	(4,920)
Realized Capital Gain [2]
Investor Shares	(378)	—
Admiral Shares	(3,414)	—
Total Distributions	(10,855)	(5,466)
Capital Share Transactions
Investor Shares	7,532	63,514
Admiral Shares	47,092	567,460
Net Increase (Decrease) from Capital Share Transactions	54,624	630,974
Total Increase (Decrease)	29,691	642,894
Net Assets
Beginning of Period	642,894	—
End of Period[3]	672,585	642,894

1 Commencement of subscription period for the fund.

2 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,792,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $266,000 and $66,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Core Bond Fund

Financial Highlights

Investor Shares
	Six Months	March 10,
	Ended	2016[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$10.26	$10.00
Investment Operations
Net Investment Income	.107	. 097
Net Realized and Unrealized Gain (Loss) on Investments	(.332)	.259
Total from Investment Operations	(.225)	.356
Distributions
Dividends from Net Investment Income	(.104)	(.096)
Distributions from Realized Capital Gains	(.061)	—
Total Distributions	(.165)	(.096)
Net Asset Value, End of Period	$9.87	$10.26

Total Return[2]	-2.18%	3.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70	$65
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.17%	2.00%[3]
Portfolio Turnover Rate [4]	226%	229%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was March 10, 2016 to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Includes 44% and 58% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Core Bond Fund

Financial Highlights

Admiral Shares
	Six Months	March 10,
	Ended	2016[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$20.53	$20.00
Investment Operations
Net Investment Income	. 225	. 205
Net Realized and Unrealized Gain (Loss) on Investments	(.673)	.528
Total from Investment Operations	(.448)	.733
Distributions
Dividends from Net Investment Income	(.220)	(.203)
Distributions from Realized Capital Gains	(.122)	—
Total Distributions	(. 342)	(. 203)
Net Asset Value, End of Period	$19.74	$20.53

Total Return[2]	-2.17%	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$603	$578
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.10%[3]
Portfolio Turnover Rate [4]	226%	229%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was March 10, 2016 to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Includes 44% and 58% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

36

Core Bond Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented 10% and 8% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2017, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer

37

Core Bond Fund

or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypoth-ecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

38

Core Bond Fund

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the

39

Core Bond Fund

option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended March 31, 2017, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

9. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended September 30, 2016, and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

40

Core Bond Fund

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $46,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

41

Core Bond Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	372,852	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	58,891	—
Corporate Bonds	—	183,995	—
Sovereign Bonds	—	31,259	—
Taxable Municipal Bonds	—	2,282	—
Temporary Cash Investments	64,784	—	—
Options Purchased	1	—	—
Liability for Option Written	(31)	(4)	—
Futures Contracts—Assets[1]	109	—	—
Futures Contracts—Liabilities[1]	(108)	—	—
Forward Currency Contracts—Assets	—	173	—
Forward Currency Contracts—Liabilities	—	(115)	—
Swap Contracts—Assets	7[1]	17	—
Swap Contracts—Liabilities	(3)[1]	(87)	—
Total	64,759	649,263	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
Statement of Assets and Liabilities	Contracts	Contracts	Contracts	Total
Caption	($000)	($000)	($000)	($000)
Options Purchased	1	—	—	1
Other Assets	116	173	17	306
Liability for Options Written	(31)	—	(4)	(35)
Other Liabilities	(108)	(115)	(90)	(313)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(1,397)	—	—	(1,397)
Options	118	—	(3)	115
Swap Contracts	(400)	—	(207)	(607)
Forward Currency Contracts	—	394	—	394
Realized Net Gain (Loss) on Derivatives	(1,679)	394	(210)	(1,495)

42

Core Bond Fund

	Interest Rate	Currency	Credit
Change in Unrealized Appreciation	Contracts	Contracts	Contracts	Total
(Depreciation) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	347	—	—	347
Options	18	—	—	18
Swap Contracts	22	—	(50)	(28)
Forward Currency Contracts	—	(36)	—	(36)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	387	(36)	(50)	301

At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	June 2017	(282)	(37,757)	(137)
5-Year U.S. Treasury Note	June 2017	204	24,016	109
Ultra Long U.S. Treasury Bond	June 2017	149	23,933	143
2-Year U.S. Treasury Note	June 2017	32	6,927	19
30-Year U.S. Treasury Bond	June 2017	42	6,335	80
AUD 90-Day Bank Bill	June 2017	(7)	(5,325)	(1)
Euro-Bund	June 2017	(23)	(3,961)	(9)
Euro-Bobl	June 2017	(18)	(2,531)	3
10-Year U.S. Treasury Note	June 2017	(16)	(1,993)	(1)
AUD 3-Year Treasury Bond	June 2017	(21)	(1,793)	(10)
Long Gilt	June 2017	(8)	(1,279)	(12)
AUD 10-Year Treasury Bond	June 2017	(5)	(491)	(3)
Euro-Buxl	June 2017	(1)	(180)	(1)
				180

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 90-Day Bank Bill, AUD 3-Year Treasury Bond, and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

43

Core Bond Fund

						Unrealized
	Contract					Appreciation
	Settlement				Contract Amount (000)	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs Bank AG	4/13/17	EUR	350	USD	373	1
Goldman Sachs Bank AG	4/13/17	EUR	303	USD	330	(7)
Citibank, N.A.	4/13/17	EUR	180	USD	192	—
Morgan Stanley Capital Services LLC	4/13/17	AUD	110	USD	84	—
Barclays Capital	4/13/17	EUR	40	USD	42	—
JPMorgan Chase Bank N.A.	4/12/17	MXN	369	USD	19	1
JPMorgan Chase Bank N.A.	5/12/17	USD	3,121	JPY	330,000	152
Goldman Sachs Bank AG	4/12/17	USD	715	MXN	14,083	(36)
Credit Suisse International	4/13/17	USD	6,462	EUR	6,042	12
Citibank, N.A.	4/13/17	USD	3,568	AUD	4,710	(31)
Barclays Capital	4/13/17	USD	1,442	GBP	1,178	(34)
Barclays Capital	4/13/17	USD	548	EUR	510	4
JPMorgan Chase Bank N.A.	4/13/17	USD	508	EUR	480	(4)
Barclays Capital	4/13/17	USD	329	AUD	430	1
Citibank, N.A.	4/13/17	USD	216	EUR	200	2
Goldman Sachs Bank AG	4/13/17	USD	199	GBP	160	(2)
Bank of America N.A	4/13/17	USD	101	EUR	95	—
Citibank, N.A.	4/13/17	USD	101	EUR	95	—
JPMorgan Chase Bank N.A.	4/13/17	USD	57	AUD	75	—
Goldman Sachs Bank AG	4/13/17	USD	64	EUR	60	(1)
Barclays Capital	4/13/17	USD	20	AUD	26	—
Morgan Stanley Capital Services LLC	4/13/17	USD	21	EUR	20	—
						58

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.

44

Core Bond Fund

At March 31, 2017, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
					Periodic
					Premium	Unrealized
				Notional	Received	Appreciation
	Termination			Amount	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse		($000)	(%)	($000)
Credit Protection Purchased
CDX-NA-IG-S28-V1	6/20/22		ICE	USD 725	(1.000)	—
iTraxx Europe Crossover
Index-S27-V1	6/20/22		ICE	EUR 600	(5.000)	(2)
iTraxx Europe Senior
Financials-S27-V1	6/20/22		ICE	EUR 5,330	(1.000)	(12)
iTraxx Europe-S27-V1	6/20/22		ICE	EUR 2,075	(1.000)	(4)
						(18)
EUR—Euro.
ICE—Intercontinental Exchange.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	55	—	1.000	1
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	70	—	1.000	1
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	450	(8)	1.000	(1)
Kohls Corp./Baa2	6/20/21	GSI	70	2	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	35	1	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	35	1	1.000	—
Metlife Inc./A3	12/20/21	BARC	100	—	1.000	1
Republic of Peru/A3	6/20/22	CITNA	1,400	10	1.000	8
						10

45

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
Avnet Inc.	12/20/21	GSI	35	—	(1.000)	(1)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	505	(13)	(1.000)	(14)
Bank of China Ltd.	12/20/21	BNPSW	100	—	(1.000)	(1)
CMBX-NA-AAA-9	9/17/58	CSFBI	2,000	(46)	(0.500)	(2)
CMBX-NA-AAA-9	9/17/58	MSCS	90	(5)	(0.500)	(2)
CMBX-NA-AAA-9	9/17/58	JPM	90	(3)	(0.500)	(1)
CMBX-NA-AAA-9	9/17/58	GSI	80	(5)	(0.500)	(3)
CMBX-NA-AAA-9	9/17/58	JPM	90	(5)	(0.500)	(3)
CMBX-NA-AAA-9	9/17/58	MSCS	100	(4)	(0.500)	(2)
CMBX-NA-AAA-9	9/17/58	GSI	20	(1)	(0.500)	—
CMBX-NA-AAA-9	9/17/58	GSI	170	(6)	(0.500)	(3)
Commerzbank AG	6/20/21	BOANA	505	(8)	(1.000)	(10)
Deutsche Bank AG	12/20/21	BARC	600	(8)	(1.000)	(4)
Engie SA	12/20/21	BNPSW	180[1]	(4)	(1.000)	(1)
Federation of Malaysia	6/20/22	BARC	200	(2)	(1.000)	(1)
Federative Republic of Brazil	6/20/22	DBAG	150	(9)	(1.000)	(1)
Federative Republic of Brazil	6/20/22	BOANA	374	(23)	(1.000)	(1)
Federative Republic of Brazil	6/20/22	BOANA	200	(12)	(1.000)	(1)
Federative Republic of Brazil	6/20/22	JPMC	200	(13)	(1.000)	(1)
Lincoln National Corp.	6/20/21	BARC	25	(1)	(1.000)	(1)
Lincoln National Corp.	6/20/21	BARC	35	—	(1.000)	—
Lincoln National Corp.	12/20/21	BARC	100	—	(1.000)	(1)
People’s Republic of China	6/20/22	GSI	300	2	(1.000)	(1)
People’s Republic of China	6/20/22	GSI	1,200	8	(1.000)	(4)
Republic of Colombia	6/20/22	BARC	200	(4)	(1.000)	(1)
Republic of Colombia	6/20/22	GSI	812	(15)	(1.000)	(2)
Republic of Indonesia	6/20/22	BARC	200	(4)	(1.000)	(1)
Republic of Korea	6/20/22	BNPSW	1,100	29	(1.000)	2
Republic of Korea	6/20/22	GSI	200	6	(1.000)	1
Republic of South Africa	6/20/22	BOANA	400	(18)	(1.000)	3
Republic of Turkey	12/20/19	GSCM	1,250	(18)	(1.000)	(9)
Republic of Turkey	12/20/19	GSCM	735	(10)	(1.000)	(5)
Republic of Turkey	6/20/22	BNPSW	400	(26)	(1.000)	(1)
Republic of Turkey	6/20/22	BNPSW	840	(54)	(1.000)	(1)

46

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Societe Generale SA	12/20/21	JPMC	325	2	(1.000)	(1)
Standard Chartered Bank	12/20/21	JPMC	185	—	(1.000)	(3)
United Mexican States	6/20/22	JPMC	400	(8)	(1.000)	(3)
						(80)
						(70)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in Euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citi Bank N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
6/21/18	6/21/2017[1]	CME	1,348	1.000	(0.000)[2]	1
6/21/19	6/21/2017[1]	CME	5,612	1.250	(0.000)[2]	13
6/21/20	6/21/2017[1]	CME	4,476	1.250	(0.000)[2]	20
6/21/21	6/21/2017[1]	CME	787	1.250	(0.000)[2]	5
6/21/22	6/21/2017[1]	CME	1,386	1.250	(0.000)[2]	11
						50

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
CME—Chicago Mercantile Exchange.

47

Core Bond Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2017, the fund realized net foreign currency gains of $201,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $164,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2017, the cost of investment securities for tax purposes was $722,927,000. Net unrealized depreciation of investment securities for tax purposes was $8,864,000, consisting of unrealized gains of $2,516,000 on securities that had risen in value since their purchase and $11,380,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $173,319,000 of investment securities and sold $159,998,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $545,364,000 and $524,102,000, respectively.

The following table summarizes the fund’s options written during the six months ended March 31, 2017.

		Options on
	Futures Contracts			Swaptions
		Premiums	Notional	Premiums
	Number of	Received	Amount	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at September 30, 2016	30	9	—	—
Options Written	983	318	17,270	17
Options Expired	(20)	(4)	(6,855)	(3)
Options Closed	(830)	(268)	(6,805)	(10)
Options Exercised	—	—	—	—
Balance at March 31, 2017	163	55	3,610	4

48

Core Bond Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended		March 10, 2016[1] to
	March 31, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	36,359	3,661	89,670	8,892
Issued in Lieu of Cash Distributions	947	96	482	47
Redeemed	(29,774)	(3,000)	(26,638)	(2,623)
Net Increase (Decrease)—Investor Shares	7,532	757	63,514	6,316
Admiral Shares
Issued	187,204	9,441	614,186	30,451
Issued in Lieu of Cash Distributions	8,241	419	4,207	206
Redeemed	(148,353)	(7,490)	(50,933)	(2,498)
Net Increase (Decrease)—Admiral Shares	47,092	2,370	567,460	28,159
1 Commencement of subscription period for the fund.

At March 31, 2017, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

50

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$978.19	$1.23
Admiral Shares	1,000.00	978.31	0.74
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.68	$1.26
Admiral Shares	1,000.00	1,024.18	0.76

The calculations are based on expenses incurred in the current period. The fund’s annualized expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the current period, then divided by the number of days in the most recent 12-month period (182/365).

51

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Core Bond Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2016 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2016, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

52

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

53

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q13202 052017

Semiannual Report | March 31, 2017

Vanguard Emerging Markets Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new “Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed “Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance . .	1	.
Chairman’s Perspective	2
Advisor’s Report. .	6
Fund Profile. .	9
Performance Summary. .	11
Financial Statements. .	12
About Your Fund’s Expenses. .	29
Trustees Approve Advisory Arrangement. .	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Emerging Markets Bond Fund returned 0.66% for the six months ended March 31, 2017. It outpaced its benchmark index by almost one percentage point but lagged the average return of its peers by roughly the same amount.

• Emerging-market bonds initially slumped in the wake of the U.S. election. They then reversed course in the new year, gaining back almost all the ground they had lost. The outlook for global growth brightened as the U.S. dollar weakened a bit and fears of a significant disruption in global trade from protectionist trade policies lessened.

• Holdings in Brazil, Mexico, and South Africa helped the fund surpass its benchmark.

Avoiding some poor performers like the Philippines contributed as well.

• Our allocation to U.S. Treasuries dampened relative results, however, as did our positioning in some Asian and Middle Eastern markets.

Total Returns: Period Ended March 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Bond Fund	4.76%	2.55%	-1.89%	0.66%
J.P. Morgan EMBI Global Diversified Index				-0.31
Emerging Markets Hard Currency Debt Funds Average				1.62
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Bond Fund	0.60%	1.16%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratio was 0.60%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Emerging Markets Hard Currency Debt Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard Emerging Markets Bond Fund returned 0.66%. Its benchmark, the J.P. Morgan EMBI Global Diversified Index, returned –0.31%. The average return of its peer group of emerging-market hard currency debt funds was 1.62%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

The investment environment

As turmoil from Britain’s surprise vote to leave the European Union subsided, global markets began anticipating faster growth and higher inflation. In the United States, that view was bolstered post-election by the new administration’s pro-growth, pro-business agenda.

Emerging-market stocks and bonds initially reacted negatively amid concerns about the potential for a significant jump in inflation, further appreciation in the U.S. dollar, and the implementation of protectionist trade policies. The last point was particularly important for emerging markets. Not all of them are dependent to the same extent on global trade, but as a whole they have been some of the biggest beneficiaries of its rapid expansion in recent decades.

Investor sentiment improved, however, as the new year progressed. Economic data continued to point to solid global growth. Inflation rose across many developed markets but remained moderate. The U.S. dollar edged down even though the Federal Reserve raised rates again in March and signaled that more hikes were to come this year. And the United States’ limited progress toward renegotiating trade agreements or imposing tariffs helped ease fears of a sharp slowdown in global trade. With regard to commodities, oil prices gave back the gains made toward the end of 2016 when oil producers agreed to production cuts, but prices for industrial metals rose.

As appetite for risk revived, emerging-market stocks posted a double-digit return in U.S. dollars for the period. Emerging-market bonds didn’t rally as much, but they recouped essentially all of the losses they posted in October and November to finish more or less flat.

Management of the fund

We remained focused on seeking out relative value opportunities offering meaningful upside while closely monitoring the overall level of risk in the portfolio.

We found some of those opportunities in security selection, country selection, yield-curve positioning, and arbitraging sovereign/quasi-sovereign debt.

By country, Brazil made the largest contribution to the fund’s outperformance versus its benchmark. We preferred Petrobras bonds to sovereign debt—the spread on those securities tightened significantly as the company’s balance sheet continued to improve.

6

Another good relative value call was an investment in local-currency South African bonds. (The exposure was hedged.) Those securities are affected to an extent by the same political developments that have led to some credit rating agency downgrades of external debt to junk status. However, they don’t experience the same forced selling by investment-grade bond investors. We don’t see short- or medium-term default risk, but the longer-term outlook for South African debt is challenging.

Currency exposure was positive. Before the U.S. presidential election, we were long options to buy U.S. dollars against the Mexican peso as we thought that currency could be among the hardest-hit in the event of a Trump win. Reversing our position later on, when the peso was pricing a lot of risk, also worked out well.

We were able to add value with new issues when we felt a deal was coming with an attractive concession or that the bonds would have room to run in the secondary market. During the half year, we made good calls on a number of new issues in Central America. Some of the smaller issuers in this region are not well-covered by analysts, which can result in significant upside if we get the trajectories right.

Avoiding the Philippines based on what we saw as an unattractive risk/reward profile also helped as the country’s bonds underperformed emerging markets as a whole.

We felt it was prudent to adopt a slightly more conservative position after the U.S. presidential election because some of the trade policies being floated would have disproportionately affected emerging markets. As few policy changes materialized, however, that stance restrained the fund’s performance. Our allocation to U.S. Treasuries detracted. To a lesser extent, so did a lack of exposure to some of the riskier outperforming markets in the Middle East and Africa.

Outlook

The environment is likely to remain challenging, in part because of valuations. Emerging markets as a whole have priced in a significant improvement in global growth but not much of the give-back we are likely to see if rates continue rising. Those that depend heavily on foreign capital would be most at risk from higher U.S. rates.

Another risk is protectionism. It seems that trade policies under the new U.S. administration are not going to be as extreme as had been feared. However, it remains to be seen what will change and how it will affect global trade.

Emerging-market debt should continue to hold allure for investors. The risks mentioned above are prevalent in developed equity and credit markets as well. Moreover, emerging markets still offer good fundamentals for the most part as well as attractive yields.

7

Given current valuation levels, our focus will be on trying to add relative value through trades that we believe will produce outperformance on a risk-adjusted basis at the country and security levels. We will also continue to seek opportunities in other segments of the market, such as local currency debt.

Daniel Shaykevich,

Portfolio Manager

Vanguard Fixed Income Group

April 24, 2017

8

Emerging Markets Bond Fund

Fund Profile
As of March 31, 2017

Financial Attributes
		J.P. Morgan
		EMBI Global
		Diversified
	Fund	Index
Number of Bonds	57	579
Yield to Maturity
(before expenses)	5.7%	5.5%
Average Coupon	8.3%	6.1%
Average Duration	6.6 years	6.7 years
Average Effective Maturity	9.2 years	10.1 years
Ticker Symbol	VEMBX	—
Expense Ratio[1]	0.60%	—
30-Day SEC Yield	4.76%	—
Short-Term Reserves	1.9%	—

Distribution by Credit Quality (% of portfolio)

Aa	3.2%
A	10.6
Baa	30.9
Ba	25.7
Less than Ba	29.6

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Sector Diversification (% of portfolio)

Foreign	98.1%
Other	1.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	1.2%
1–3 Years	11.1
3–5 Years	29.6
5–7 Years	12.2
7–10 Years	20.3
10–20 Years	12.7
20–30 Years	11.0
Over 30 Years	1.9

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.60%.

9

Emerging Markets Bond Fund

Market Diversification (% of portfolio)

Fund
Emerging Markets
Argentina	7 3%
Mexico	6 9
Indonesia	6 5
Hungary	5 6
Ukraine	4 8
Turkey	4 6
Brazil	4 4
Lithuania	4 4
Peru	3 7
South Africa	3.7
Serbia	3 7
China	3 3
Costa Rica	3.3
Russia	2 9
El Salvador	2.8
Supranational	2 8
Dominican Republic	2.7
Panama	2 4
Ecuador	2.4
Venezuela	2 2
Romania	2 1
Kazakhstan	2 0
Armenia	1 9
Oman	1 9
Egypt	1 9
Sri Lanka	1.8
Tunisia	1 7
Ivory Coast	1.6
Croatia	1 5
Honduras	1 4
Uruguay	0 9
Lebanon	0 9

10

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): March 10, 2016, Through March 31, 2017

J.P. Morgan
EMBI Global
Diversified
Investor Shares				Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2016	2 81%	10 70%	13 51%	11 36%
2017	2 55%	-1 89%	0 66%	-0 31%
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Total Returns: Period Ended March 31, 2017

			Since Inception
Inception Date One Year		Income	Capital	Total
Emerging Markets Bond Fund	3/10/2016 12.54%	5.33%	8.14%	13.47%

See Financial Highlights for dividend and capital gains information.

11

Emerging Markets Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Argentina (7.1%)
Sovereign Bonds (7.1%)
Argentine Republic	6.875%	4/22/21	200	214
Argentine Republic	5.625%	1/26/22	450	460
Argentine Republic	8.280%	12/31/33	126	135
Total Argentina (Cost $799)				809
Armenia (1.9%)
Sovereign Bond (1.9%)
Republic of Armenia	7.150%	3/26/25	200	215
Total Armenia (Cost $217)				215
Brazil (4.3%)
Sovereign Bonds (4.3%)
Federative Republic of Brazil	6.000%	4/7/26	260	282
Petrobras Global Finance BV	7.375%	1/17/27	200	213
Total Brazil (Cost $479)				495
China (3.2%)
Sovereign Bonds (3.2%)
Nexen Energy ULC	6.400%	5/15/37	100	124
Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	225	238
Total China (Cost $352)				362
Costa Rica (3.2%)
Sovereign Bonds (3.2%)
Republic of Costa Rica	4.250%	1/26/23	200	193
Republic of Costa Rica	5.625%	4/30/43	200	175
Total Costa Rica (Cost $348)				368
Cote d’Ivoire (1.6%)
Sovereign Bond (1.6%)
[1] Republic of Cote d’Ivoire	5.750%	12/31/32	196	182
Total Cote d’Ivoire (Cost $176)				182
Croatia (1.4%)
Sovereign Bond (1.4%)
Republic of Croatia	6.750%	11/5/19	150	163
Total Croatia (Cost $160)				163

12

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dominican Republic (2.6%)
Sovereign Bonds (2.6%)
[1] Dominican Republic	7.500%	5/6/21	125	138
[1] Dominican Republic	5.875%	4/18/24	150	158
Total Dominican Republic (Cost $292)				296
Ecuador (2.3%)
Sovereign Bond (2.3%)
Republic of Ecuador	7.950%	6/20/24	280	264
Total Ecuador (Cost $265)				264
Egypt (1.9%)
Sovereign Bond (1.9%)
Arab Republic of Egypt	8.500%	1/31/47	200	215
Total Egypt (Cost $200)				215
El Salvador (2.7%)
Sovereign Bond (2.7%)
Republic of El Salvador	8.625%	2/28/29	300	310
Total El Salvador (Cost $300)				310
Honduras (1.3%)
Sovereign Bond (1.3%)
Republic of Honduras	6.250%	1/19/27	150	152
Total Honduras (Cost $150)				152
Hungary (5.5%)
Sovereign Bonds (5.5%)
Republic of Hungary	6.375%	3/29/21	150	169
Republic of Hungary	5.375%	2/21/23	260	286
Republic of Hungary	5.750%	11/22/23	150	170
Total Hungary (Cost $613)				625
Indonesia (6.3%)
Sovereign Bonds (6.3%)
Republic of Indonesia	4.875%	5/5/21	300	321
[2] Republic of Indonesia	8.375%	9/15/26	930,000	76
Republic of Indonesia	5.250%	1/17/42	300	322
Total Indonesia (Cost $704)				719
Kazakhstan (2.0%)
Sovereign Bond (2.0%)
Republic of Kazakhstan	3.875%	10/14/24	225	227
Total Kazakhstan (Cost $219)				227
Lebanon (0.9%)
Sovereign Bond (0.9%)
Republic of Lebanon	6.100%	10/4/22	100	102
Total Lebanon (Cost $99)				102
Lithuania (4.3%)
Sovereign Bonds (4.3%)
Republic of Lithuania	7.375%	2/11/20	100	114
[3] Republic of Lithuania	7.375%	2/11/20	165	188
Republic of Lithuania	6.125%	3/9/21	170	192
Total Lithuania (Cost $494)				494

13

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mexico (6.8%)
Sovereign Bonds (6.8%)
Petroleos Mexicanos	5.500%	1/21/21	230	244
United Mexican States	4.000%	10/2/23	84	87
[4] United Mexican States	7.500%	6/3/27	4,700	258
United Mexican States	4.350%	1/15/47	200	184
Total Mexico (Cost $716)				773
Oman (1.8%)
Sovereign Bond (1.8%)
Sultanate of Oman	5.375%	3/8/27	200	209
Total Oman (Cost $199)				209
Panama (2.4%)
Sovereign Bond (2.4%)
Republic of Panama	9.375%	4/1/29	185	272
Total Panama (Cost $284)				272
Peru (3.6%)
Sovereign Bonds (3.6%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	212
Republic of Peru	8.750%	11/21/33	50	76
Republic of Peru	5.625%	11/18/50	100	119
Total Peru (Cost $392)				407
Romania (2.0%)
Sovereign Bond (2.0%)
Republic of Romania	6.750%	2/7/22	200	232
Total Romania (Cost $228)				232
Russia (2.8%)
Sovereign Bond (2.8%)
Russian Federation	5.000%	4/29/20	300	320
Total Russia (Cost $314)				320
Serbia, Republic Of (3.7%)
Sovereign Bonds (3.7%)
Republic of Serbia	5.875%	12/3/18	200	210
Republic of Serbia	4.875%	2/25/20	200	207
Total Serbia, Republic Of (Cost $411)				417
South Africa (3.6%)
Sovereign Bonds (3.6%)
Republic of South Africa	4.665%	1/17/24	150	152
[5] Republic of South Africa	6.250%	3/31/36	5,000	265
Total South Africa (Cost $396)				417
Sri Lanka (1.8%)
Sovereign Bond (1.8%)
Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	200	200
Total Sri Lanka (Cost $202)				200
Supranational (2.7%)
Sovereign Bond (2.7%)
[3] Banque Ouest Africaine de Developpement	5.500%	5/6/21	300	314
Total Supranational (Cost $298)				314

14

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tunisia (1.7%)
Sovereign Bond (1.7%)
Banque Centrale de Tunisie SA	5.750%	1/30/25	200	192
Total Tunisia (Cost $179)				192
Turkey (4.5%)
Sovereign Bonds (4.5%)
Republic of Turkey	5.625%	3/30/21	135	141
Republic of Turkey	4.875%	4/16/43	200	171
[3] Turkiye Vakiflar Bankasi TAO	5.500%	10/27/21	200	198
Total Turkey (Cost $517)				510
Ukraine (4.6%)
Sovereign Bonds (4.6%)
[1] Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	195
Ukraine	7.750%	9/1/19	330	336
Total Ukraine (Cost $528)				531
Uruguay (0.8%)
Sovereign Bond (0.8%)
[1] Oriental Republic of Uruguay	5.100%	6/18/50	100	96
Total Uruguay (Cost $102)				96
Venezuela (2.2%)
Sovereign Bonds (2.2%)
Bolivarian Republic of Venezuela	7.750%	10/13/19	50	28
Bolivarian Republic of Venezuela	7.650%	4/21/25	180	75
Bolivarian Republic of Venezuela	7.000%	3/31/38	100	40
Petroleos de Venezuela SA	5.375%	4/12/27	312	107
Total Venezuela (Cost $237)				250

			Shares
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[6] Vanguard Market Liquidity Fund (Cost $210)	0 965%		2,113	211

			Notional
		Expiration	Amount
	Counterparty	Date	(000)
Options on Foreign Currency (0.0%)
Put options on AUD, Strike Price:
USD 0.7478 (Cost $5)	JPMC	4/28/17	AUD 700	1

Total Investments (99.3%) (Cost $11,085)				11,350
Other Assets and Liabilities (0.7%)
Other Assets[7]				549
Liabilities				(474)
				75
Net Assets (100%)				11,425

15

Emerging Markets Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	11,138
Affiliated Vanguard Funds	211
Options Purchased	1
Total Investments in Securities	11,350
Investment in Vanguard	1
Receivables for Investment Securities Sold	306
Receivables for Accrued Income	179
Other Assets[7]	63
Total Assets	11,899
Liabilities
Payables for Investment Securities Purchased	400
Payables to Vanguard	3
Other Liabilities	71
Total Liabilities	474
Net Assets	11,425

At March 31, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	11,055
Undistributed Net Investment Income	12
Accumulated Net Realized Gains	117
Unrealized Appreciation (Depreciation)
Investment Securities	269
Futures Contracts	2
Options	(4)
Swap Contracts	(13)
Forward Currency Contracts	(13)
Foreign Currencies	—
Net Assets	11,425

Net Assets
Applicable to 1,102,980 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,425
Net Asset Value Per Share	$10.36

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Face amount denominated in Indonesian rupiah.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was $700,000, representing 6.1% of net assets.
4 Face amount denominated in Mexican peso.
5 Face amount denominated in South African rand.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
7 Cash of $18,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Emerging Markets Bond Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Interest[1]	303
Total Income	303
Expenses
The Vanguard Group—Note B
Management and Administrative	32
Marketing and Distribution	—
Custodian Fees	1
Total Expenses	33
Net Investment Income	270
Realized Net Gain (Loss)
Investment Securities Sold[1]	169
Futures Contracts	(42)
Options	(9)
Swap Contracts	64
Foreign Currencies and Forward Currency Contracts	(11)
Realized Net Gain (Loss)	171
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(324)
Futures Contracts	(1)
Options	(7)
Swap Contracts	(40)
Foreign Currencies and Forward Currency Contracts	7
Change in Unrealized Appreciation (Depreciation)	(365)
Net Increase (Decrease) in Net Assets Resulting from Operations	76

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Emerging Markets Bond Fund

Statement of Changes in Net Assets

		March 10,
	Six Months Ended	2016[1] to
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	270	290
Realized Net Gain (Loss)	171	452
Change in Unrealized Appreciation (Depreciation)	(365)	606
Net Increase (Decrease) in Net Assets Resulting from Operations	76	1,348
Distributions
Net Investment Income	(284)	(269)
Realized Capital Gain[2]	(501)	—
Total Distributions	(785)	(269)
Capital Share Transactions
Issued	2	10,000
Issued in Lieu of Cash Distributions	785	268
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	787	10,268
Total Increase (Decrease)	78	11,347
Net Assets
Beginning of Period	11,347	—
End of Period[3]	11,425	11,347

1 Inception.
2 Includes fiscal 2017 and 2016 short-term gain distributions totaling $478,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,000 and $25,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Emerging Markets Bond Fund

Financial Highlights

	Six Months	March 10,
	Ended	2016[1] to
March 31,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$11.07	$10.00
Investment Operations
Net Investment Income .254 .286
Net Realized and Unrealized Gain (Loss) on Investments	(.212)	1.050
Total from Investment Operations .042		1.336
Distributions
Dividends from Net Investment Income	(.268)	(.266)
Distributions from Realized Capital Gains	(.484)	—
Total Distributions	(752)	(266)
Net Asset Value, End of Period	$10.36	$11.07

Total Return[2]	0.66%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11	$11
Ratio of Total Expenses to Average Net Assets	0.60%	0.60%[3]
Ratio of Net Investment Income to Average Net Assets	4.88%	4.85%[3]
Portfolio Turnover Rate	228%	153%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Admiral Shares through March 31, 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

20

Emerging Markets Bond Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented 7% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2017, the fund’s average investment in forward currency contracts represented 15% of net assets, based on the average of notional amounts at each quarter-end during the period.

21

Emerging Markets Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either

22

Emerging Markets Bond Fund

party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended March 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 12% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options on foreign currency which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended March 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% net assets based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended September 30, 2016, and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

23

Emerging Markets Bond Fund

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

24

Emerging Markets Bond Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Sovereign Bonds	—	11,138	—
Temporary Cash Investments	211	—	—
Options Purchased	—	1	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Forward Currency Contracts—Assets	—	12	—
Forward Currency Contracts—Liabilities	—	(25)	—
Swap Contracts—Assets	—	3	—
Swap Contracts—Liabilities	—	(16)	—
Total	212	11,113	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
Statement of Assets	Contracts	Contracts	Contracts	Total
and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	—	1	—	1
Other Assets	2	12	3	17
Other Liabilities	(16)	(25)	(1)	(42)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(42)	—	—	(42)
Options	—	(9)	—	(9)
Swap Contracts	3	—	61	64
Forward Currency Contracts	—	(52)	—	(52)
Realized Net Gain (Loss) on Derivatives	(39)	(61)	61	(39)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1)	—	—	(1)
Options	—	(7)	—	(7)
Swap Contracts	(11)	—	(29)	(40)
Forward Currency Contracts	—	7	—	7
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(12)	—	(29)	(41)

25

Emerging Markets Bond Fund

At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	June 2017	6	747	3
Euro-Bund	June 2017	(2)	(344)	(1)
Ultra 10-Year U.S. Treasury Note	June 2017	2	268	(1)
30-Year U.S. Treasury Bond	June 2017	1	151	1
				2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Indonesian rupiah, is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank N.A.	5/2/17	AUD	185	USD	142	(1)
BNP Paribas	4/13/17	MXN	1,148	USD	60	1
JPMorgan Chase Bank N.A.	4/13/17	EUR	70	PLN	303	(2)
Citibank, N.A.	4/13/17	USD	392	ZAR	5,153	9
Goldman Sachs AG	4/12/17	USD	219	MXN	4,299	(10)
JPMorgan Chase Bank N.A.	4/13/17	USD	175	RUB	10,167	(5)
Barclays Capital	5/2/17	USD	115	AUD	150	—
JPMorgan Chase Bank N.A.	4/13/17	USD	110	KRW	127,292	(4)
JPMorgan Chase Bank N.A.	4/13/17	USD	70	IDR	939,050	—
BNP Paribas	4/13/17	USD	60	MXN	1,181	(3)
Morgan Stanley Capital Services LLC	4/13/17	USD	30	ZAR	380	2
						(13)
AUD—Australian dollar.
EUR—euro.
IDR—Indonesian rupiah.
KRW—South Korean won.
MXN—Mexican peso.
PLN—Polish new zloty.
RUB—Russian ruble.
USD—U.S. dollar.
ZAR—South African rand.

26

Emerging Markets Bond Fund

At March 31, 2017, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination Amount			(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A3	6/20/22	GSI	75	—	1.000	—
Federative Republic of Brazil/Ba2 12/20/21		BNPSW	67	5	1.000	2
Republic of Colombia/Baa2	6/20/22	GSI	110	2	1.000	—
Russian Federation/Ba1	6/20/22	JPMC	350	12	1.000	1
			602			3
Credit Protection Purchased
Federative Republic of Brazil	12/20/21	BARC	67	(4)	(1.000)	(1)
Federative Republic of Brazil	6/20/22	BOANA	93	(6)	(1.000)	—
			160			(1)
						2

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	(000)	(%)	(%)	($000)
8/6/2026	DBAG	MXN 3,000	6.075	(6.669)[1]	(15)

DBAG—Deutsche Bank AG.
MXN—Mexican peso.
1 Based on 28-day Mexican Interbank Rate (TIIE) as of the most recent reset date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

27

Emerging Markets Bond Fund

During the six months ended March 31, 2017, the fund realized net foreign currency losses of $10,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $11,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2017, the cost of investment securities for tax purposes was $11,080,000. Net unrealized appreciation of investment securities for tax purposes was $269,000, consisting of unrealized gains of $311,000 on securities that had risen in value since their purchase and $42,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $11,907,000 of investment securities and sold $11,937,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. Capital shares issued and redeemed were:
Six Months Ended	March 10, 2016[1] to
March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	2	1,000
Issued in Lieu of Cash Distributions	76	25
Redeemed	—	—
Net Increase (Decrease)	78	1,025
1 Inception.

At March 31, 2017, a subsidiary of Vanguard was the record or beneficial owner of 100% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Period Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Fund	9/30/2016	3/31/2017	Period
Based on Actual Portfolio Return	$1,000.00	$1,006.64	$3.00
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,021.94	$3.02

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.60%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

30

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Emerging Markets Bond Fund has renewed the investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2016 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2016, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were below the peer group average. Information about the fund’s expenses appears in the About Your Fund Expenses section of this report as well as in the Financial Statements section.

31

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14312 052017

Semiannual Report | March 31, 2017

Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Institutional Short-Term Bond Fund.	6
Institutional Intermediate-Term Bond Fund.	36
About Your Fund’s Expenses.	75
Trustees Approve Advisory Arrangements.	77
Glossary.	79

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Institutional Short-Term Bond Fund returned 0.21% and Vanguard Institutional Intermediate-Term Bond Fund returned –1.37% for the six months ended March 31, 2017. Both funds outpaced their benchmarks. The Short-Term Fund performed in line with the average return of its peers.

• Demand for U.S. taxable bonds fell as the outlook for faster growth and higher inflation fueled a rally in riskier assets that carried into 2017. This decline pushed up yields on longer-term bonds; the two rate hikes by the Federal Reserve—one in December, one in March—lifted short-term yields as well.

• Relative to its benchmark, the Short-Term Fund benefited from an underweight allocation to Treasuries and an overweight allocation to securitized products.

• In the Intermediate-Term Fund, being underweight Treasuries and overweight corporate bonds helped, as did selection within corporates.

• Both funds benefited from a small allocation to Treasury Inflation-Protected Securities.

Total Returns: Six Months Ended March 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Institutional Short-Term Bond Fund
Institutional Plus Shares	1.66%	0.78%	-0.57%	0.21%
Bloomberg Barclays U.S. 1–3 Year
Government/Credit ex Baa Index				-0.08
1–5 Year Investment-Grade Debt Funds Average				0.21
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	1.94%	0.94%	-2.31%	-1.37%
Bloomberg Barclays U.S. Intermediate Aggregate
ex Baa Index				-1.51

Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

Institutional Short-Term Bond Fund

Fund Profile
As of March 31, 2017

Financial Attributes
		Bloomberg Bloomberg
		Barclays	Barclays
		U.S. 1-3	U.S.
		Year	Aggregate
		Gov/Credit	Float
		ex Baa	Adjusted
	Fund	Index	Index
Number of Bonds	650	1,168	10,170
Yield to Maturity
(before expenses)	1.8%	1.4%	2.6%
Average Coupon	1.9%	1.8%	3.0%
Average Duration	1.8 years	1.9 years	6.1 years
Average Effective
Maturity	2.2 years	2.0 years	8.3 years
Ticker Symbol	VISTX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.66%	—	—
Short-Term
Reserves	2.1%	—	—

Volatility Measures
	Bloomberg
	Barclays
	U.S. 1-3 Year		Bloomberg
	Gov/Credit	Barclays U.S.
		ex Baa	Aggregate Float
		Index	Adjusted Index
R-Squared		0.93	0.71
Beta		0.94	0.20

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)
Asset-Backed	30.0%
Commercial Mortgage-Backed	1.3
Finance	21.3
Foreign	12.4
Industrial	7.8
Treasury/Agency	25.3
Utilities	1.8
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

U.S. Government	25.3%
Aaa	35.9
Aa	17.5
A	20.6
Not Rated	0.7

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	18.0%
1 - 3 Years	64.1
3 - 5 Years	14.3
5 - 7 Years	1.8
7 - 10 Years	1.8

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.02%.

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

				Bloomberg
				Barclays
				U.S. 1–3 Year
				Gov/Credit
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	0.00%	5.57%	5.57%	5.67%
2008	0.00	2.86	2.86	4.57
2009	0.00	8.70	8.70	5.70
2010	0.00	3.76	3.76	3.03
2011	0.00	1.31	1.31	1.23
2012	0.00	2.21	2.21	1.16
2013	0.00	0.67	0.67	0.50
2014	0.00	1.04	1.04	0.65
2015	0.35	0.95	1.30	1.24
2016	1.37	0.38	1.75	1.11
2017	0.78	-0.57	0.21	-0.08
Note: For 2017, performance data reflect the six months ended March 31, 2017.

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Average Annual Total Returns: Periods Ended March 31, 2017

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Plus Shares	12/7/2004	1.20%	1.24%	0.25%	2.39%	2.64%

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (25.0%)
U.S. Government Securities (6.4%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	7,000	8,280
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	40,000	42,362
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	105,470	105,598
	United States Treasury Note/Bond	1.125%	2/28/19	50	50
	United States Treasury Note/Bond	1.625%	6/30/19	112,000	112,735
	United States Treasury Note/Bond	1.375%	12/15/19	51,000	50,896
	United States Treasury Note/Bond	1.125%	4/30/20	200	197
	United States Treasury Note/Bond	1.375%	4/30/20	30	30
	United States Treasury Note/Bond	2.125%	8/31/20	48,000	48,750
	United States Treasury Note/Bond	2.000%	9/30/20	30,000	30,347
	United States Treasury Note/Bond	1.125%	2/28/21	15,400	15,025
1	United States Treasury Note/Bond	1.125%	6/30/21	16,100	15,635
	United States Treasury Note/Bond	1.125%	7/31/21	12,200	11,832
	United States Treasury Note/Bond	2.125%	8/15/21	41,200	41,683
2	United States Treasury Note/Bond	1.250%	10/31/21	17,600	17,105
					500,525
Agency Bonds and Notes (18.6%)
3	AID-Jordan	2.578%	6/30/22	13,750	14,011
4	Federal Farm Credit Banks	1.110%	2/20/18	26,000	26,015
4	Federal Home Loan Banks	1.125%	4/25/18	24,000	23,998
4	Federal Home Loan Banks	0.875%	6/29/18	87,150	86,849
4	Federal Home Loan Banks	0.625%	8/7/18	5,720	5,676
4	Federal Home Loan Banks	0.875%	10/1/18	34,500	34,301
4	Federal Home Loan Banks	1.750%	12/14/18	3,000	3,022
4	Federal Home Loan Banks	1.250%	1/16/19	112,100	111,930
4	Federal Home Loan Banks	1.375%	3/18/19	78,150	78,163
4	Federal Home Loan Banks	5.375%	5/15/19	23,000	24,892
4	Federal Home Loan Banks	0.875%	8/5/19	110,200	108,708
4	Federal Home Loan Banks	1.000%	9/26/19	49,050	48,472
5	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	60,000	59,781
5	Federal Home Loan Mortgage Corp.	0.850%	7/27/18	41,800	41,612
5	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	200,130	198,951
5	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	114,850	114,251
5	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	25,900	25,745
5	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	6,300	6,289
5	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	13,300	12,843
5	Federal National Mortgage Assn.	1.125%	10/19/18	28,700	28,638

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Federal National Mortgage Assn.	1.125%	12/14/18	57,050	56,877
5	Federal National Mortgage Assn.	1.375%	1/28/19	17,000	17,009
5	Federal National Mortgage Assn.	1.000%	2/26/19	65,225	64,791
5	Federal National Mortgage Assn.	0.875%	8/2/19	8,100	7,991
5	Federal National Mortgage Assn.	1.000%	8/28/19	15,600	15,425
5	Federal National Mortgage Assn.	1.000%	10/24/19	195,000	192,584
5	Federal National Mortgage Assn.	1.500%	2/28/20	13,000	12,965
5	Federal National Mortgage Assn.	1.500%	11/30/20	14,750	14,617
5	Federal National Mortgage Assn.	1.250%	8/17/21	1,600	1,553
5	Federal National Mortgage Assn.	1.875%	9/24/26	13,750	12,789
4	Financing Corp.	0.000%	11/2/18	3,090	3,025
					1,453,773
Conventional Mortgage-Backed Securities (0.0%)
[5,6]	Freddie Mac Gold Pool	6.000%	4/1/28	11	12
Total U.S. Government and Agency Obligations (Cost $1,964,764)					1,954,310
Asset-Backed/Commercial Mortgage-Backed Securities (32.1%)
6	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	6,230	6,231
6	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	10,990	10,997
6	Ally Auto Receivables Trust 2016-1	1.730%	11/16/20	19,500	19,508
6	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	16,385	16,388
[6,7]	American Express Credit Account Master
	Trust 2013-1	1.332%	2/16/21	12,751	12,793
[6,7]	American Express Credit Account Master
	Trust 2013-2	1.332%	5/17/21	12,663	12,713
[6,7]	American Express Credit Account Master
	Trust 2014-1	1.282%	12/15/21	38,834	39,018
[6,8]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	2,055	2,221
[6,8]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	447	470
[6,8]	Avis Budget Rental Car Funding AESOP
	LLC 2017-1A	3.070%	9/20/23	16,560	16,681
[6,7]	BA Credit Card Trust 2014-A1	1.292%	6/15/21	77,298	77,598
6	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	344	356
[6,7,8] Bank of America Student Loan Trust 2010-1A		1.838%	2/25/43	4,315	4,287
8	Bank of Montreal	1.750%	6/15/21	15,060	14,671
	Bank of Nova Scotia	1.875%	4/26/21	17,070	16,751
8	Bank of Nova Scotia	1.875%	9/20/21	27,900	27,179
[6,7,8] BMW Floorplan Master Owner Trust 2015-1A		1.412%	7/15/20	28,865	28,908
[6,7]	Brazos Higher Education Authority Inc.
	Series 2005-3	1.353%	6/25/26	3,225	3,133
[6,7]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.852%	2/25/30	4,157	4,134
6	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	5,500	5,506
[6,7]	Cabela’s Credit Card Master Note Trust 2015-2	1.582%	7/17/23	12,475	12,584
[6,7]	Cabela’s Credit Card Master Note Trust 2016-1	1.762%	6/15/22	55,030	55,601
6	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	17,420	17,709
[6,7]	Capital One Multi-Asset Execution Trust 2016-A2	1.542%	2/15/24	10,720	10,850
[6,7,8] CARDS II Trust 2016-1A		1.612%	7/15/21	19,670	19,736
6	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	8,300	8,303
6	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	6,530	6,537
6	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	5,075	5,086
6	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	11,970	11,959
6	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	23,320	23,120
6	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	11,090	10,916

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	580	597
6	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	11,516	11,560
[6,8]	CFCRE Commercial Mortgage Trust 2011-C2	5.755%	12/15/47	1,609	1,815
[6,7]	Chase Issuance Trust 2013-A9	1.332%	11/16/20	46,901	47,090
6	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,012	2,050
[6,7]	Chase Issuance Trust 2016-A1	1.322%	5/17/21	2,575	2,587
[6,8]	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	11,170	11,213
[6,8]	Chrysler Capital Auto Receivables Trust 2016-AA	1.960%	1/18/22	21,280	21,317
[6,8]	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	10,570	10,535
[6,8]	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	5,870	5,778
[6,7]	Citibank Credit Card Issuance Trust 2013-A7	1.288%	9/10/20	73,946	74,209
6	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	9,005	9,079
6	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	291	296
[6,8]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	349	365
6	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,883	3,895
6	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	571	580
6	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	177	185
6	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	2,106	2,232
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	66	69
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	1,047	1,079
6	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,617	1,693
6	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	576	596
6	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	205	211
6	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	441	449
6	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	2,081	2,142
6	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	1,076	1,072
6	CNH Equipment Trust 2014-A	1.500%	5/15/20	15,196	15,188
6	CNH Equipment Trust 2016-B	1.970%	11/15/21	8,340	8,297
6	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	182	182
6	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	221	227
6	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	700	731
6	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	288	291
6	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	241	244
6	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	177	178
6	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	684	726
6	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	598	644
6	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	336	352
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	877	935
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	461	496
6	COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	1,572	1,702
[6,8]	COMM 2013-CCRE9 Mortgage Trust	4.256%	7/10/45	2,461	2,618
[6,8]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	258	272
6	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	130	140
6	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	745	754
[6,8]	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	807	812
6	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	174	183
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	305	327
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	766	808
6	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	272	287
6	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	100	104
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	20	21
6	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	1,964	2,054
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	1,596	1,643

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	978	1,002
6	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,232	1,294
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	440	442
6	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/48	150	156
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	341	354
6	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	30	31
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	30	30
8	Commonwealth Bank of Australia	2.000%	6/18/19	21,387	21,389
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	20	20
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	422	439
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	970	984
6	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	28,110	28,059
[6,7]	Discover Card Execution Note Trust 2016-A2	1.452%	9/15/21	14,310	14,414
8	DNB Boligkreditt AS	1.450%	3/21/18	4,035	4,030
[6,8]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	12,450	12,456
[6,8]	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	4,580	4,544
[6,7,8] Evergreen Credit Card Trust Series 2016-1		1.632%	4/15/20	17,410	17,483
[6,7,8] Evergreen Credit Card Trust Series 2016-3		1.412%	11/16/20	10,640	10,679
[6,7]	First National Master Note Trust 2015-1	1.682%	9/15/20	10,640	10,661
[6,8]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	14,450	14,563
[6,8]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,120	1,129
6	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	16,855	16,838
[6,8]	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	37,000	37,336
6	Ford Credit Auto Owner Trust 2016-A	1.600%	6/15/21	12,130	12,050
6	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	11,260	11,142
[6,8]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	35,255	35,302
[6,8]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	25,450	25,101
[6,8]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	27,900	28,072
6,7	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	1.412%	2/15/21	42,840	43,046
6,7	Ford Credit Floorplan Master Owner Trust A Series
	2016-3	1.532%	7/15/21	24,830	25,004
6,7	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.442%	7/15/20	19,200	19,253
[6,7]	GE Dealer Floorplan Master Note Trust Series
	2015-2	1.628%	1/20/22	18,460	18,543
6	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	3,120	3,128
6	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	14,430	14,453
6	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	9,200	9,215
[6,7,8] GMF Floorplan Owner Revolving Trust 2016-1		1.762%	5/17/21	28,850	29,104
[6,7,8] Golden Credit Card Trust 2014-2A		1.362%	3/15/21	25,433	25,425
[6,7,8] Golden Credit Card Trust 2016-1A		1.512%	1/15/20	93,590	93,783
[6,8]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	72,300	71,609
[6,7,8] Gosforth Funding 2016-1A plc		1.739%	2/15/58	32,176	32,260
[6,8]	GreatAmerica Leasing Receivables Funding LLC
	Series 2014-1	1.470%	8/15/20	3,675	3,674
[6,8]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	117	129
6	GS Mortgage Securities Trust 2013-GC13	4.033%	7/10/46	805	868
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	701	712
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	2,460	2,603
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	150	155
[6,8]	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	21,050	20,869
[6,8]	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	21,830	21,764
[6,8]	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	13,460	13,361
[6,8]	Hertz Vehicle Financing LLC 2016-4A	2.650%	7/25/22	14,450	13,972

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	23,540	23,356
6	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	11,030	11,045
[6,8]	Hyundai Floorplan Master Owner Trust Series
	2016-1A	1.810%	3/15/21	8,360	8,351
7	Illinois Student Assistance Commission Series
	2010-1	2.088%	4/25/22	1,668	1,667
[6,8]	Irvine Core Office Trust 2013-IRV	3.174%	5/15/48	1,333	1,349
6	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,845	1,847
6	John Deere Owner Trust 2016-B	1.490%	5/15/23	1,935	1,918
6	John Deere Owner Trust 2017-A	2.110%	12/15/23	10,750	10,776
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	89	93
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	193	195
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	239	252
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	1,861	1,898
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	400	432
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.409%	8/15/46	673	741
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	6,791	7,262
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	251	254
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	1,283	1,302
[6,8]	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	849	869
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	1,353	1,438
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	234	245
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	184	194
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	900	964
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	726	726
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	607	612
6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	60	62
6	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.664%	7/15/45	1,223	1,279
6	JPMBB Commercial Mortgage Securities Trust
	2013-C12	4.026%	7/15/45	1,425	1,492
6	JPMBB Commercial Mortgage Securities Trust
	2013-C14	3.761%	8/15/46	170	179
6	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	252	270
6	JPMBB Commercial Mortgage Securities Trust
	2013-C15	3.659%	11/15/45	194	204
6	JPMBB Commercial Mortgage Securities Trust
	2013-C17	4.199%	1/15/47	834	894

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	1,085	1,151
6	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.439%	2/15/47	544	580
6	JPMBB Commercial Mortgage Securities Trust
	2014-C19	3.997%	4/15/47	100	106
6	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.428%	8/15/47	60	62
6	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.493%	8/15/47	190	196
6	JPMBB Commercial Mortgage Securities Trust
	2014-C24	3.639%	11/15/47	853	880
6	JPMBB Commercial Mortgage Securities Trust
	2015-C33	3.562%	12/15/48	150	156
6	JPMCC Commercial Mortgage Securities Trust
	2017-JP5	3.723%	3/15/50	470	486
6	LB-UBS Commercial Mortgage Trust 2008-C1	6.126%	4/15/41	2,739	2,816
[6,7,8] Master Credit Card Trust II Series 2016-1A		1.726%	9/23/19	43,020	43,205
[6,7,8] Mercedes-Benz Master Owner Trust 2016-B		1.612%	5/17/21	9,730	9,789
[6,8]	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	3,152	3,161
[6,8]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	3,988	4,000
[6,8]	MMAF Equipment Finance LLC 2013-AA	1.680%	5/11/20	5,631	5,634
[6,8]	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	7,037	7,102
[6,8]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	7,480	7,403
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	399	408
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	387	403
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	201	204
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.084%	7/15/46	1,810	1,944
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	873	924
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.170%	8/15/46	130	141
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	193	203
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	4.259%	10/15/46	50	54
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	79
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	194	207
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	194	207
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	3.773%	4/15/47	1,214	1,274
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	1,645	1,744
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	1,295	1,365
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	361	382
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	659	665

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C23	3.451%	7/15/50	20	20
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.383%	10/15/48	1,005	1,036
6	Morgan Stanley Bank of America Merrill Lynch
	Trust 2016-C32	3.720%	12/15/49	130	134
[6,8]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	883	884
8	National Australia Bank Ltd.	2.250%	3/16/21	21,700	21,593
[6,7]	Navient Student Loan Trust 2014-8	1.422%	4/25/23	27,118	27,130
[6,7]	Navient Student Loan Trust 2015-3	1.632%	6/26/56	16,600	16,531
[6,7,8] Navient Student Loan Trust 2016-2		2.032%	6/25/65	5,810	5,859
[6,7,8] Navient Student Loan Trust 2016-3		1.832%	6/25/65	5,140	5,164
[6,7,8] Navient Student Loan Trust 2016-6A		1.732%	3/25/66	35,210	35,334
[6,7,8] Navient Student Loan Trust 2017-1		1.520%	7/26/66	12,020	12,061
[6,8]	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	8,250	8,328
6	Nissan Auto Receivables 2015-A Owner Trust	1.500%	9/15/21	27,560	27,423
6	Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	14,030	13,829
[6,7]	Nissan Master Owner Trust Receivables Series
	2016-A	1.552%	6/15/21	41,710	42,019
7	North Carolina State Education Assistance Authority
	2011-1	1.938%	1/26/26	1,450	1,451
[6,8]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	481	513
[6,8]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	250	249
[6,7,8] PHEAA Student Loan Trust 2016-2A		1.932%	11/25/65	16,484	16,515
	Royal Bank of Canada	2.200%	9/23/19	14,165	14,228
	Royal Bank of Canada	2.100%	10/14/20	23,750	23,658
6	Royal Bank of Canada	1.875%	2/5/21	4,900	4,871
	Royal Bank of Canada	2.300%	3/22/21	12,175	12,184
[6,8]	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	14,660	14,582
[6,8]	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	13,660	13,539
[6,8]	Securitized Term Auto Receivables Trust 2017-1A	1.890%	8/25/20	26,230	26,165
[6,8]	Securitized Term Auto Receivables Trust 2017-1A	2.209%	6/25/21	7,900	7,893
[6,7]	SLM Student Loan Trust 2003-14	1.268%	1/25/23	5,732	5,731
[6,7]	SLM Student Loan Trust 2005-5	1.138%	4/25/25	5,821	5,815
[6,7]	SLM Student Loan Trust 2005-6	1.148%	7/27/26	1,543	1,542
[6,7]	SLM Student Loan Trust 2013-6	1.482%	2/25/21	5,828	5,830
[6,7]	SLM Student Loan Trust 2014-1	1.362%	7/26/21	6,859	6,852
6	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	4,139	4,134
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	2,160	2,104
8	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	3,097	3,081
[6,8]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	8,341	8,259
8	Swedbank Hypotek AB	1.375%	3/28/18	3,868	3,853
6	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	13,760	13,889
6	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	14,360	14,371
6	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	22,600	22,806
6	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	19,410	19,248
6	Synchrony Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	16,577	16,712
6	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	3,520	3,487
[6,7,8] Trillium Credit Card Trust II 2016-1A		1.702%	5/26/21	66,330	66,625
6	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	192	204
[6,8]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	1,551	1,593
6	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	228	230
6	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	30	31
[6,8]	Verizon Owner Trust 2017-1A	2.060%	9/20/21	20,500	20,559

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,8]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	1,428	1,449
[6,8]	Volkswagen Credit Auto Master Trust 2014-1A	1.400%	7/22/19	5,080	5,075
[6,8]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	5,160	5,139
[6,8]	Volvo Financial Equipment LLC Series 2017-1A	2.210%	11/15/21	4,970	4,962
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	326	331
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	279	287
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	203	215
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	784	843
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.296%	7/15/46	272	291
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	120	122
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	290	289
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	200	207
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	9/15/48	250	260
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	484	501
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	50	52
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	240	246
[6,7]	Wells Fargo Dealer Floorplan Master Note Trust
	Series 2012-2	1.728%	4/22/19	5,326	5,327
[6,7]	Wells Fargo Dealer Floorplan Master Note Trust
	Series 2014-1	1.358%	7/20/19	38,600	38,616
[6,7]	Wells Fargo Dealer Floorplan Master Note Trust
	Series 2014-2	1.428%	10/20/19	20,200	20,217
8	Westpac Banking Corp.	1.850%	11/26/18	13,270	13,286
8	Westpac Banking Corp.	2.250%	11/9/20	13,440	13,433
[6,8]	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	269	288
6	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	262	272
6	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	584	614
6	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	169	172
6	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	400	405
6	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	440	448
6	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	231	242
6	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	396	424
6	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	167	174
6	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	221	231
6	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	790	846
6	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	10	10
6	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	80	85
6	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	643	676
6	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	1,521	1,568
6	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	20	21
6	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	40	42
6	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	617	654
[6,8]	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	1,945	1,940

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	World Financial Network Credit Card Master Note
	Trust Series 2012-D	2.150%	4/17/23	20,637	20,740
6	World Financial Network Credit Card Master Note
	Trust Series 2013-A	1.610%	12/15/21	6,191	6,199
[6,7]	World Financial Network Credit Card Master Note
	Trust Series 2015-A	1.392%	2/15/22	11,160	11,191
6	World Financial Network Credit Card Master Note
	Trust Series 2015-B	2.550%	6/17/24	3,030	3,061
6	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	12,760	12,773
6	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	13,950	13,967
6	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	26,830	26,554
6	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	8,800	8,827
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,507,350)					2,510,602
Corporate Bonds (27.8%)
Finance (18.9%)
	Banking (18.1%)
8	ABN AMRO Bank NV	2.500%	10/30/18	2,750	2,771
	American Express Credit Corp.	2.200%	3/3/20	9,190	9,219
8	ANZ New Zealand International Ltd.	2.250%	2/1/19	13,630	13,687
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	8,115	8,069
	Bank of America NA	1.650%	3/26/18	15,965	15,971
	Bank of America NA	1.750%	6/5/18	1,221	1,224
	Bank of America NA	2.050%	12/7/18	16,080	16,167
	Bank of Montreal	1.800%	7/31/18	6,855	6,867
	Bank of Nova Scotia	1.700%	6/11/18	11,630	11,643
	Bank of Nova Scotia	1.650%	6/14/19	8,170	8,123
	Bank of Nova Scotia	2.350%	10/21/20	3,890	3,900
	Bank of Nova Scotia	2.700%	3/7/22	2,765	2,776
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	2,270	2,270
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.700%	9/9/18	300	303
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	6,240	6,249
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	4,860	4,868
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	3,355	3,340
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	7,487	7,530
8	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	17,540	17,435
8	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	3,995	3,944
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,255	1,254
	Commonwealth Bank of Australia	1.900%	9/18/17	7,680	7,693
	Commonwealth Bank of Australia	1.625%	3/12/18	5,310	5,310
	Commonwealth Bank of Australia	2.500%	9/20/18	7,220	7,294
	Commonwealth Bank of Australia	1.750%	11/2/18	6,137	6,123
	Commonwealth Bank of Australia	2.300%	9/6/19	19,150	19,269
	Commonwealth Bank of Australia	2.400%	11/2/20	2,790	2,786
	Commonwealth Bank of Australia	2.550%	3/15/21	4,780	4,773
8	Commonwealth Bank of Australia	2.000%	9/6/21	5,010	4,889
8	Commonwealth Bank of Australia	2.750%	3/10/22	6,095	6,095
	Cooperatieve Rabobank UA	1.700%	3/19/18	5,500	5,506
	Cooperatieve Rabobank UA	2.250%	1/14/19	11,020	11,078
	Cooperatieve Rabobank UA	2.500%	1/19/21	1,795	1,794
	Credit Suisse AG	1.700%	4/27/18	13,685	13,671
8	Danske Bank A/S	1.650%	9/6/19	8,227	8,124
8	Danske Bank A/S	2.750%	9/17/20	7,260	7,314
8	Danske Bank A/S	2.700%	3/2/22	4,705	4,690

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fifth Third Bank	2.150%	8/20/18	6,448	6,483
Fifth Third Bank	1.625%	9/27/19	8,940	8,838
Goldman Sachs Group Inc.	5.950%	1/18/18	21,905	22,620
Goldman Sachs Group Inc.	2.375%	1/22/18	39,705	39,929
Goldman Sachs Group Inc.	6.150%	4/1/18	15,680	16,361
Goldman Sachs Group Inc.	2.900%	7/19/18	34,109	34,541
Goldman Sachs Group Inc.	2.625%	1/31/19	11,570	11,694
Goldman Sachs Group Inc.	2.550%	10/23/19	15,009	15,142
Goldman Sachs Group Inc.	2.300%	12/13/19	7,685	7,681
Goldman Sachs Group Inc.	2.600%	12/27/20	6,605	6,604
HSBC Bank USA NA	6.000%	8/9/17	4,605	4,676
HSBC Holdings plc	2.650%	1/5/22	11,630	11,470
HSBC USA Inc.	1.500%	11/13/17	9,630	9,627
HSBC USA Inc.	1.625%	1/16/18	25,090	25,081
HSBC USA Inc.	1.700%	3/5/18	4,343	4,346
Huntington National Bank	2.200%	11/6/18	5,527	5,545
Huntington National Bank	2.375%	3/10/20	4,670	4,690
8 ING Bank NV	2.000%	11/26/18	5,810	5,810
8 ING Bank NV	2.300%	3/22/19	8,511	8,543
JPMorgan Chase & Co.	6.000%	1/15/18	46,352	47,928
JPMorgan Chase & Co.	1.800%	1/25/18	12,966	12,989
JPMorgan Chase & Co.	1.700%	3/1/18	38,317	38,324
JPMorgan Chase & Co.	2.200%	10/22/19	11,741	11,796
JPMorgan Chase & Co.	2.250%	1/23/20	5,730	5,749
JPMorgan Chase & Co.	2.750%	6/23/20	4,950	5,010
JPMorgan Chase & Co.	2.550%	10/29/20	26,887	26,973
JPMorgan Chase & Co.	2.550%	3/1/21	10,241	10,240
JPMorgan Chase Bank NA	6.000%	10/1/17	11,790	12,046
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	8,395	8,466
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	5,430	5,308
8 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	2,625	2,634
8 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	16,860	16,874
Morgan Stanley	1.875%	1/5/18	6,400	6,413
Morgan Stanley	2.125%	4/25/18	41,310	41,484
Morgan Stanley	2.200%	12/7/18	1,088	1,092
Morgan Stanley	2.500%	1/24/19	10,235	10,334
Morgan Stanley	2.450%	2/1/19	3,976	4,011
Morgan Stanley	2.375%	7/23/19	8,621	8,668
Morgan Stanley	2.500%	4/21/21	17,180	17,100
Morgan Stanley	2.625%	11/17/21	11,125	11,054
MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,799
MUFG Union Bank NA	2.625%	9/26/18	5,970	6,029
MUFG Union Bank NA	2.250%	5/6/19	4,580	4,599
National Australia Bank Ltd.	1.875%	7/23/18	9,070	9,084
National Australia Bank Ltd.	2.300%	7/25/18	3,860	3,890
National Australia Bank Ltd.	2.000%	1/14/19	6,293	6,303
National Australia Bank Ltd.	1.375%	7/12/19	13,000	12,810
National Australia Bank Ltd.	2.250%	1/10/20	6,000	6,004
National Bank of Canada	2.100%	12/14/18	6,815	6,845
8 Nordea Bank AB	1.625%	9/30/19	3,750	3,710
PNC Bank NA	1.500%	2/23/18	11,800	11,792
PNC Bank NA	1.600%	6/1/18	15,200	15,191
PNC Bank NA	1.800%	11/5/18	15,736	15,751
PNC Bank NA	1.950%	3/4/19	22,720	22,784
PNC Bank NA	1.450%	7/29/19	8,535	8,448

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PNC Bank NA	2.550%	12/9/21	5,630	5,625
Royal Bank of Canada	2.200%	7/27/18	10,136	10,206
Royal Bank of Canada	1.800%	7/30/18	2,411	2,416
Royal Bank of Canada	2.000%	12/10/18	5,235	5,253
Royal Bank of Canada	2.150%	3/15/19	17,304	17,404
Royal Bank of Canada	1.500%	7/29/19	13,015	12,884
Royal Bank of Canada	2.125%	3/2/20	19,235	19,250
Royal Bank of Canada	2.350%	10/30/20	8,389	8,416
Santander UK plc	1.650%	9/29/17	15,910	15,911
Santander UK plc	3.050%	8/23/18	11,250	11,422
Santander UK plc	2.000%	8/24/18	7,787	7,833
Santander UK plc	2.500%	3/14/19	10,220	10,300
Santander UK plc	2.350%	9/10/19	2,328	2,341
8 Skandinaviska Enskilda Banken AB	1.750%	3/19/18	9,085	9,087
8 Skandinaviska Enskilda Banken AB	2.375%	3/25/19	7,040	7,087
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	4,895	4,749
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	2,153	2,156
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	5,765	5,803
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	1,250	1,251
Svenska Handelsbanken AB	2.500%	1/25/19	7,835	7,916
Svenska Handelsbanken AB	2.250%	6/17/19	5,500	5,527
Svenska Handelsbanken AB	1.500%	9/6/19	13,625	13,444
Svenska Handelsbanken AB	1.875%	9/7/21	3,015	2,930
8 Swedbank AB	1.750%	3/12/18	17,350	17,354
8 Swedbank AB	2.800%	3/14/22	4,535	4,543
Toronto-Dominion Bank	1.625%	3/13/18	31,935	31,982
Toronto-Dominion Bank	1.450%	8/13/19	22,525	22,284
UBS AG	1.800%	3/26/18	23,725	23,736
Wachovia Corp.	5.750%	2/1/18	12,660	13,074
Wells Fargo & Co.	5.625%	12/11/17	3,210	3,297
Wells Fargo & Co.	1.500%	1/16/18	21,106	21,075
Wells Fargo Bank NA	1.650%	1/22/18	21,087	21,087
Wells Fargo Bank NA	1.800%	11/28/18	8,845	8,866
Wells Fargo Bank NA	2.150%	12/6/19	11,830	11,873
Westpac Banking Corp.	1.600%	1/12/18	3,390	3,391
Westpac Banking Corp.	2.250%	7/30/18	9,010	9,069
Westpac Banking Corp.	2.250%	1/17/19	13,390	13,461
Westpac Banking Corp.	1.600%	8/19/19	28,105	27,797
Westpac Banking Corp.	4.875%	11/19/19	25,460	27,208
Westpac Banking Corp.	2.000%	8/19/21	4,540	4,428

Brokerage (0.1%)
Charles Schwab Corp.	1.500%	3/10/18	9,125	9,122

Finance Companies (0.2%)
GE Capital International Funding Co.	2.342%	11/15/20	16,440	16,505

Insurance (0.5%)
8 AIG Global Funding	2.700%	12/15/21	2,335	2,325
MetLife Inc.	1.903%	12/15/17	18,000	18,060
8 Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	1,005
8 Reliance Standard Life Global Funding II	2.150%	10/15/18	15,550	15,606
8 Reliance Standard Life Global Funding II	3.050%	1/20/21	1,610	1,623
				1,474,214

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Industrial (7.7%)
Basic Industry (0.1%)
8 Air Liquide Finance SA	1.375%	9/27/19	3,835	3,772
Airgas Inc.	2.375%	2/15/20	7,185	7,229

Capital Goods (2.2%)
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,575	11,582
Caterpillar Financial Services Corp.	1.900%	3/22/19	17,625	17,636
Caterpillar Financial Services Corp.	2.250%	12/1/19	13,660	13,749
Caterpillar Financial Services Corp.	2.100%	1/10/20	6,015	6,019
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,410	4,435
Caterpillar Financial Services Corp.	1.931%	10/1/21	5,785	5,621
Caterpillar Inc.	7.900%	12/15/18	9,000	9,886
General Electric Capital Corp.	5.625%	9/15/17	10,423	10,623
General Electric Capital Corp.	5.550%	5/4/20	3,480	3,851
General Electric Capital Corp.	4.375%	9/16/20	10,650	11,456
General Electric Co.	5.250%	12/6/17	13,586	13,933
John Deere Capital Corp.	5.350%	4/3/18	3,660	3,801
John Deere Capital Corp.	5.750%	9/10/18	12,315	13,035
John Deere Capital Corp.	1.950%	1/8/19	15,070	15,146
John Deere Capital Corp.	2.200%	3/13/20	8,815	8,856
John Deere Capital Corp.	2.375%	7/14/20	6,140	6,182
Precision Castparts Corp.	1.250%	1/15/18	12,225	12,208
8 Siemens Financieringsmaatschappij NV	2.200%	3/16/20	8,430	8,465

Communication (0.6%)
America Movil SAB de CV	5.625%	11/15/17	32,700	33,508
America Movil SAB de CV	5.000%	3/30/20	1,265	1,359
8 NBCUniversal Enterprise Inc.	1.974%	4/15/19	8,785	8,801

Consumer Cyclical (0.9%)
Alibaba Group Holding Ltd.	1.625%	11/28/17	2,500	2,497
American Honda Finance Corp.	1.500%	3/13/18	4,560	4,563
American Honda Finance Corp.	1.600%	7/13/18	2,910	2,915
American Honda Finance Corp.	2.125%	10/10/18	11,670	11,758
8 BMW US Capital LLC	2.150%	4/6/20	6,170	6,164
8 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	1,097	1,103
8 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	6,360	6,399
8 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	5,467	5,431
8 Harley-Davidson Funding Corp.	6.800%	6/15/18	4,760	5,037
Lowe’s Cos. Inc.	1.150%	4/15/19	2,320	2,292
8 Nissan Motor Acceptance Corp.	2.000%	3/8/19	6,090	6,085
PACCAR Financial Corp.	1.750%	8/14/18	910	912
Toyota Motor Credit Corp.	1.200%	4/6/18	8,180	8,157
Toyota Motor Credit Corp.	1.550%	7/13/18	3,900	3,902

Consumer Noncyclical (0.7%)
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	240	240
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	12,238	12,251
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	4,475	4,923
Gilead Sciences Inc.	1.850%	9/4/18	4,115	4,127
Gilead Sciences Inc.	2.350%	2/1/20	12,985	13,082
Gilead Sciences Inc.	2.550%	9/1/20	11,180	11,280
Medtronic Inc.	1.375%	4/1/18	6,700	6,688

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Energy (1.9%)
BP Capital Markets plc	1.674%	2/13/18	18,727	18,749
BP Capital Markets plc	1.375%	5/10/18	9,000	8,977
BP Capital Markets plc	2.241%	9/26/18	13,800	13,887
BP Capital Markets plc	4.750%	3/10/19	8,700	9,166
BP Capital Markets plc	1.676%	5/3/19	17,700	17,613
BP Capital Markets plc	4.500%	10/1/20	2,750	2,959
Shell International Finance BV	2.000%	11/15/18	9,200	9,237
Shell International Finance BV	1.375%	5/10/19	44,000	43,576
Total Capital International SA	2.125%	1/10/19	4,150	4,171
Total Capital SA	2.125%	8/10/18	17,254	17,362
Total Capital SA	4.450%	6/24/20	5,000	5,350

Other Industrial (0.3%)
8 CK Hutchison International 17 Ltd.	2.875%	4/5/22	7,250	7,251
8 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	14,665	16,206

Technology (0.7%)
Apple Inc.	1.000%	5/3/18	21,008	20,937
Apple Inc.	1.700%	2/22/19	23,845	23,933
Baidu Inc.	3.250%	8/6/18	10,100	10,239

Transportation (0.3%)
Burlington Northern Santa Fe LLC	4.700%	10/1/19	7,727	8,270
6 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	8,294	8,740
6 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	4,143	4,568
				602,150
Utilities (1.2%)
Electric (1.1%)
Arizona Public Service Co.	8.750%	3/1/19	760	856
Commonwealth Edison Co.	6.150%	9/15/17	860	878
Commonwealth Edison Co.	5.800%	3/15/18	5,390	5,604
Connecticut Light & Power Co.	5.500%	2/1/19	3,610	3,836
Duke Energy Florida LLC	4.550%	4/1/20	200	215
MidAmerican Energy Co.	2.400%	3/15/19	2,785	2,817
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	39,312	44,515
Oklahoma Gas & Electric Co.	6.350%	9/1/18	13,400	14,234
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,000	1,069
Pacific Gas & Electric Co.	8.250%	10/15/18	2,280	2,497
Pacific Gas & Electric Co.	3.500%	10/1/20	7,305	7,586
Public Service Electric & Gas Co.	3.500%	8/15/20	1,182	1,229
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,240	1,328

Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	8,720	9,797
				96,461
Total Corporate Bonds (Cost $2,174,981)				2,172,825
Sovereign Bonds (11.9%)
African Development Bank	1.000%	11/2/18	36,330	36,053
8 Avi Funding Co. Ltd.	2.850%	9/16/20	6,700	6,702
8 Banco del Estado de Chile	2.000%	11/9/17	7,095	7,095
8 Bank Nederlandse Gemeenten NV	1.125%	5/25/18	36,700	36,572

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
8	Bank Nederlandse Gemeenten NV	1.000%	9/20/18	10,000	9,926
8	Caisse d’Amortissement de la Dette Sociale	1.375%	1/29/18	1,825	1,822
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	16,820	16,757
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,050	1,048
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	16,425	16,425
	Corp. Andina de Fomento	1.500%	8/8/17	14,590	14,572
8	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	7,275	7,612
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,800	1,884
8	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	6,875	7,374
8	CPPIB Capital Inc.	1.250%	9/20/19	20,000	19,767
8	Dexia Credit Local SA	1.875%	9/15/21	9,080	8,775
8	Electricite de France SA	6.500%	1/26/19	1,825	1,965
	European Investment Bank	1.625%	6/15/17	2,300	2,300
	European Investment Bank	1.000%	3/15/18	13,775	13,740
	European Investment Bank	1.875%	3/15/19	18,375	18,488
	European Investment Bank	2.500%	4/15/21	11,025	11,219
	Export-Import Bank of Korea	1.500%	10/21/19	17,250	17,022
	Export-Import Bank of Korea	5.125%	6/29/20	1,375	1,490
	Export-Import Bank of Korea	4.000%	1/29/21	4,775	5,007
	FMS Wertmanagement AoeR	1.125%	9/5/17	4,580	4,580
	FMS Wertmanagement AoeR	1.625%	11/20/18	9,175	9,201
	Hydro-Quebec	1.375%	6/19/17	15,327	15,352
8	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	6,360	6,318
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,500	4,505
	Inter-American Development Bank	2.375%	8/15/17	6,425	6,457
	International Finance Corp.	1.750%	9/4/18	15,600	15,631
10	Japan Bank for International Cooperation	1.750%	7/31/18	4,600	4,601
10	Japan Bank for International Cooperation	1.750%	11/13/18	7,575	7,568
	Japan Finance Organization for Municipalities	1.375%	4/18/18	4,000	3,971
8	Japan Finance Organization for Municipalities	2.125%	3/6/19	13,775	13,746
11	KFW	1.000%	6/11/18	11,475	11,435
11	KFW	1.000%	9/7/18	10,000	9,953
11	KFW	1.875%	4/1/19	4,600	4,637
11	KFW	4.000%	1/27/20	4,125	4,386
11	KFW	2.625%	1/25/22	4,600	4,705
	Kingdom of Saudi Arabia	2.375%	10/26/21	12,700	12,476
8	Kommunalbanken AS	1.000%	3/15/18	2,750	2,740
8	Kommunalbanken AS	1.125%	5/23/18	7,350	7,324
8	Kommunalbanken AS	2.125%	3/15/19	12,850	12,967
8	Kommunalbanken AS	1.750%	5/28/19	13,775	13,799
8	Kommuninvest I Sverige AB	1.000%	10/24/17	2,750	2,747
	Korea Development Bank	3.875%	5/4/17	9,200	9,215
	Korea Development Bank	2.250%	8/7/17	12,700	12,717
	Korea Development Bank	3.500%	8/22/17	23,130	23,266
	Korea Development Bank	4.625%	11/16/21	1,800	1,949
8	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,053
8	Korea Expressway Corp.	1.625%	4/28/17	32,150	32,151
8	Korea Expressway Corp.	1.875%	10/22/17	1,800	1,800
8	Korea Gas Corp.	2.875%	7/29/18	7,350	7,435
8	Korea Land & Housing Corp.	1.875%	8/2/17	4,600	4,600
	Korea National Oil Corp.	3.125%	4/3/17	4,600	4,600
8	Korea National Oil Corp.	2.750%	1/23/19	18,375	18,544
8	Korea Resources Corp.	2.125%	5/2/18	2,750	2,751
8	Municipality Finance plc	1.125%	4/17/18	2,300	2,295
8	Nederlandse Waterschapsbank NV	1.875%	3/13/19	7,350	7,381

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
8	Nederlandse Waterschapsbank NV	1.250%	9/9/19	11,000	10,868
	North American Development Bank	2.300%	10/10/18	2,400	2,421
12	Oesterreichische Kontrollbank AG	1.750%	1/24/20	25,364	25,346
8	Province of Alberta	1.000%	6/21/17	2,750	2,752
8	Province of Alberta	1.750%	8/26/20	8,600	8,514
	Province of Alberta Canada	1.900%	12/6/19	20,000	20,008
	Province of Manitoba	2.100%	9/6/22	1,275	1,254
	Province of Ontario	1.100%	10/25/17	21,125	21,148
	Province of Ontario	1.625%	1/18/19	34,665	34,573
	Province of Ontario	2.000%	1/30/19	27,130	27,228
	Province of Ontario	1.250%	6/17/19	54,190	53,543
	Province of Ontario	4.000%	10/7/19	2,375	2,498
	Province of Ontario	4.400%	4/14/20	1,375	1,468
	Province of Quebec	2.750%	8/25/21	5,825	5,912
	Republic of Lithuania	7.375%	2/11/20	8,990	10,224
	Republic of Lithuania	6.125%	3/9/21	16,000	18,056
	Republic of Poland	6.375%	7/15/19	17,261	18,944
	Republic of Poland	5.125%	4/21/21	1,240	1,358
	Republic of Poland	5.000%	3/23/22	18,925	20,794
8	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	2,000	2,003
8	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	9,175	9,276
	State of Israel	3.150%	6/30/23	1,800	1,822
	Statoil ASA	1.250%	11/9/17	25,000	24,971
	Statoil ASA	1.200%	1/17/18	2,630	2,620
	Statoil ASA	1.950%	11/8/18	16,420	16,464
	Statoil ASA	3.150%	1/23/22	2,700	2,760
	Statoil ASA	2.650%	1/15/24	1,825	1,785
	Svensk Exportkredit AB	1.125%	4/5/18	5,475	5,461
8	Temasek Financial I Ltd.	4.300%	10/25/19	2,250	2,379
8	Temasek Financial I Ltd.	2.375%	1/23/23	4,600	4,509
Total Sovereign Bonds (Cost $933,364)					934,430
Taxable Municipal Bonds (0.3%)
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	1,825	1,840
	Louisiana Local Government Environmental
	Facilities & Community Development Authority
	Revenue 2010-EGSL	3.220%	2/1/21	2,998	3,035
	Louisiana Local Government Environmental
	Facilities & Community Development Authority
	Revenue 2010-ELL	3.450%	2/1/22	9,743	9,923
	Princeton University New Jersey GO	4.950%	3/1/19	5,975	6,340
Total Taxable Municipal Bonds (Cost $21,020)					21,138

	Institutional Short-Term Bond Fund

					Market
					Value•
		Coupon		Shares	($000)
	Temporary Cash Investments (2.1%)
	Money Market Fund (0.5%)
13	Vanguard Market Liquidity Fund	0.965%		396,977	39,706

				Face
			Maturity	Amount
			Date	($000)
	Commercial Paper (0.8%)
9	Electricite de France SA	1.906%	1/5/18	23,500	23,151
[8,9]	Engie SA	1.543%	10/10/17	3,815	3,781
[8,9]	Engie SA	1.520%	10/12/17	5,075	5,030
[8,9]	Engie SA	1.520%	10/13/17	2,200	2,180
[8,9]	Engie SA	1.520%	10/16/17	11,865	11,758
[8,9]	Engie SA	1.520%	10/18/17	5,860	5,806
[8,9]	Engie SA	1.565%	10/20/17	1,000	991
[8,9]	Engie SA	1.544%	11/9/17	3,645	3,608
[8,9]	Engie SA	1.565%	11/10/17	3,610	3,573
[8,9]	Engie SA	1.565%	11/15/17	3,395	3,359
					63,237
	Certificates of Deposit (0.8%)
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.520%	8/9/17	22,070	22,086
	Royal Bank of Canada (New York Branch)	1.360%	10/5/17	21,580	21,577
	Toronto Dominion Bank (New York Branch)	1.350%	8/11/17	14,230	14,232
					57,895
	Total Temporary Cash Investments (Cost $160,857)				160,838
	Total Investments (99.2%) (Cost $7,762,336)				7,754,143

					Amount
					($000)
	Other Assets and Liabilities (0.8%)
	Other Assets
	Investment in Vanguard				534
	Receivables for Investment Securities Sold				60,401
	Receivables for Accrued Income				29,646
	Other Assets				1,002
	Total Other Assets				91,583
	Liabilities
	Payables for Investment Securities Purchased				(23,920)
	Payables to Vanguard				(1,567)
	Other Liabilities				(2,397)
	Total Liabilities				(27,884)
	Net Assets (100%)
Applicable to 568,759,146 outstanding $.001 par value shares of
	beneficial interest (unlimited authorization)				7,817,842
	Net Asset Value Per Share				$13.75

Institutional Short-Term Bond Fund

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,821,561
Overdistributed Net Investment Income	(78)
Accumulated Net Realized Gains	3,118
Unrealized Appreciation (Depreciation)
Investment Securities	(8,193)
Futures Contracts	(525)
Swap Contracts	1,959
Net Assets	7,817,842

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,899,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $5,774,000 have been segregated as initial margin for open futures contracts.
3 U.S. government-guaranteed.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was $1,719,243,000, representing 22.0% of net assets.
9 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2017, the aggregate value of these securities was $63,237,000, representing 0.8% of net assets.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Interest[1]	72,141
Total Income	72,141
Expenses
The Vanguard Group—Note B
Investment Advisory Services	151
Management and Administrative	647
Marketing and Distribution	76
Custodian Fees	72
Trustees’ Fees and Expenses	4
Total Expenses	950
Net Investment Income	71,191
Realized Net Gain (Loss)
Investment Securities Sold[1]	(6,076)
Futures Contracts	15,654
Swap Contracts	(838)
Realized Net Gain (Loss)	8,740
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(69,667)
Futures Contracts	394
Swap Contracts	1,350
Change in Unrealized Appreciation (Depreciation)	(67,923)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,008

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $553,000 and ($5,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	71,191	140,919
Realized Net Gain (Loss)	8,740	2,311
Change in Unrealized Appreciation (Depreciation)	(67,923)	31,501
Net Increase (Decrease) in Net Assets Resulting from Operations	12,008	174,731
Distributions
Net Investment Income	(72,353)	(139,853)
Realized Capital Gain[1]	(8,272)	(2,233)
Total Distributions	(80,625)	(142,086)
Capital Share Transactions
Issued	297,853	100,988
Issued in Lieu of Cash Distributions	80,625	142,087
Redeemed	(2,889,461)	(148,693)
Net Increase (Decrease) from Capital Share Transactions	(2,510,983)	94,382
Total Increase (Decrease)	(2,579,600)	127,027
Net Assets
Beginning of Period	10,397,442	10,270,415
End of Period[2]	7,817,842	10,397,442

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,244,000 and $2,233,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($78,000) and $640,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

	Six Months	Year	June 19,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$13.84	$13.79	$13.79
Investment Operations
Net Investment Income	.106	.188	. 047
Net Realized and Unrealized Gain (Loss) on Investments	(.077)	.052	.001
Total from Investment Operations	.029	. 240.048
Distributions
Dividends from Net Investment Income	(.108)	(.187)	(. 048)
Distributions from Realized Capital Gains	(.011)	(.003)	—
Total Distributions	(.119)	(.190)	(. 048)
Net Asset Value, End of Period	$13.75	$13.84	$13.79

Total Return	0.21%	1.75%	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,818	$10,397	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	1.51%	1.37%	1.22%[2]
Portfolio Turnover Rate	69%	119%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Commencement of operations as a registered investment company.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented 16% and 9% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Institutional Short-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypoth-ecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level,

Institutional Short-Term Bond Fund

triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 7% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Institutional Short-Term Bond Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $534,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,954,310	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,510,602	—
Corporate Bonds	—	2,172,825	—
Sovereign Bonds	—	934,430	—
Taxable Municipal Bonds	—	21,138	—
Temporary Cash Investments	39,706	121,132	—
Futures Contracts—Assets[1]	411	—	—
Futures Contracts—Liabilities[1]	(1,276)	—	—
Swap Contracts—Assets	159[1]	183	—
Swap Contracts—Liabilities	(64)[1]	(40)	—
Total	38,936	7,714,580	—
1 Represents variation margin on the last day of the reporting period.

Institutional Short-Term Bond Fund

D. At March 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	570	183	753
Liabilities	(1,340)	(40)	(1,380)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2017, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	15,654	—	15,654
Swap Contracts	(1,176)	338	(838)
Realized Net Gain (Loss) on Derivatives	14,478	338	14,816

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	394	—	394
Swap Contracts	48	1,302	1,350
Change in Unrealized Appreciation (Depreciation) on Derivatives	442	1,302	1,744

At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	June 2017	4,986	1,079,235	676
5-Year U. S. Treasury Note	June 2017	(4,142)	(487,623)	(547)
Ultra 10-Year U.S. Treasury Note	June 2017	(961)	(128,669)	(699)
10-Year U.S. Treasury Note	June 2017	(155)	(19,307)	(3)
30-Year U.S. Treasury Bond	June 2017	66	9,956	49
Ultra Long U.S. Treasury Bond	June 2017	(1)	(161)	(1)
				(525)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Institutional Short-Term Bond Fund

At March 31, 2017, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A3	6/20/22	GSI	1,990	5	1.000	(3)
Federation of Malaysia/A3	6/20/22	BARC	9,900	92	1.000	55
Republic of Chile/Aa3	6/20/22	CITNA	7,600	(63)	1.000	33
Republic of Chile/Aa3	6/20/22	BARC	11,250	(99)	1.000	42
Republic of Chile/Aa3	6/20/22	BNPSW	14,700	(186)	1.000	(1)
			45,440			126

Credit Protection Purchased
El du Pont de Nemours & Co.	12/20/20	JPMC	4,915	88	(1.000)	(36)
Republic of Korea	6/20/22	BNPSW	3,500	91	(1.000)	5
Republic of Korea	6/20/22	GSI	14,500	407	(1.000)	48
			22,915			17
						143

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Institutional Short-Term Bond Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
8/15/17	NA	LCH	112,000	0.981	(0.912)[2]	(28)
6/21/18	6/21/17[1]	CME	108,907	1.000	(0.000)[3]	91
6/21/19	6/21/17[1]	CME	260,424	1.250	(0.000)[3]	618
6/21/20	6/21/17[1]	CME	73,232	1.250	(0.000)[3]	322
6/21/21	6/21/17[1]	CME	30,216	1.250	(0.000)[3]	190
6/21/22	6/21/17[1]	CME	13,308	(1.250)	0.000[3]	1,005
6/21/24	6/21/17[1]	CME	33,241	(1.500)	0.000[3]	(382)
						1,816

CME—Chicago Mercantile Exchange.

LCH—London Clearing House.

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $444,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2017, the cost of investment securities for tax purposes was $7,763,473,000. Net unrealized depreciation of investment securities for tax purposes was $9,330,000, consisting of unrealized gains of $16,508,000 on securities that had risen in value since their purchase and $25,838,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $864,511,000 of investment securities and sold $2,473,426,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,144,553,000 and $2,844,914,000, respectively.

Institutional Short-Term Bond Fund

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	21,656	7,323
Issued in Lieu of Cash Distributions	5,864	10,301
Redeemed	(210,273)	(10,767)
Net Increase (Decrease) in Shares Outstanding	(182,753)	6,857

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Fund Profile
As of March 31, 2017

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		U.S.	U.S.
		Intermediate	Aggregate
		Aggregate	Bond
	Fund ex Baa Index		Index
Number of Bonds	1,062	5,478	10,170
Yield to Maturity
(before expenses)	2.1%	2.3%	2.6%
Average Coupon	2.6%	2.7%	3.1%
Average Duration	3.8 years	4.4 years	6.0 years
Average Effective
Maturity	4.6 years	5.4 years	8.2 years
Ticker Symbol	VIITX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.94%	—	—
Short-Term
Reserves	10.9%	—	—

Volatility Measures
	Bloomberg
	Barclays U.S.		Bloomberg
	Intermediate	Barclays U.S.
	Aggregate ex	Aggregate Bond
	Baa Index		Index
R-Squared		0.99	0.95
Beta		0.97	0.67

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)
Asset-Backed	8.0%
Commercial Mortgage-Backed	1.9
Finance	12.4
Foreign	6.5
Government Mortgage-Backed	27.5
Industrial	7.7
Treasury/Agency	34.9
Utilities	1.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

U.S. Government	51.0%
Aaa	12.6
Aa	8.0
A	16.5
Not Rated	11.9

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	5.4%
1 - 3 Years	28.6
3 - 5 Years	27.2
5 - 7 Years	15.5
7 - 10 Years	22.5
10 - 20 Years	0.8

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.02%.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017
				Bloomberg
				Barclays
				U.S.
				Intermediate
				Aggregate
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	0.00%	5.32%	5.32%	5.37%
2008	0.00	3.46	3.46	4.54
2009	0.00	9.36	9.36	9.18
2010	0.00	7.42	7.42	7.07
2011	0.00	3.96	3.96	4.24
2012	0.00	4.58	4.58	3.83
2013	0.00	-0.76	-0.76	-0.81
2014	0.00	2.50	2.50	2.46
2015	0.56	2.43	2.99	3.16
2016	2.06	1.64	3.70	3.24
2017	0.94	-2.31	-1.37	-1.51
Note: For 2017, performance data reflect the six months ended March 31, 2017.

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Average Annual Total Returns: Periods Ended March 31, 2017

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Plus Shares	11/30/1997	0.37%	1.96%	0.37%	3.41%	3.78%

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (61.3%)
U.S. Government Securities (32.4%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	33,500	39,627
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	176,940	187,388
1	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	252,162	252,469
	United States Treasury Note/Bond	0.625%	11/30/17	10,000	9,977
	United States Treasury Note/Bond	2.250%	11/30/17	650	655
	United States Treasury Note/Bond	1.000%	12/31/17	142,400	142,400
	United States Treasury Note/Bond	1.000%	2/15/18	750	750
	United States Treasury Note/Bond	0.625%	6/30/18	490,000	486,937
	United States Treasury Note/Bond	1.375%	7/31/18	9,183	9,209
	United States Treasury Note/Bond	1.000%	8/15/18	1,500	1,497
2	United States Treasury Note/Bond	0.750%	8/31/18	126,500	125,769
	United States Treasury Note/Bond	1.000%	9/15/18	151,000	150,622
	United States Treasury Note/Bond	1.125%	1/15/19	11,900	11,878
	United States Treasury Note/Bond	0.750%	2/15/19	97,330	96,448
	United States Treasury Note/Bond	1.125%	2/28/19	3,200	3,193
	United States Treasury Note/Bond	1.375%	2/28/19	9,131	9,152
	United States Treasury Note/Bond	1.000%	3/15/19	59,700	59,392
	United States Treasury Note/Bond	0.875%	4/15/19	5,300	5,257
	United States Treasury Note/Bond	1.625%	4/30/19	16,173	16,284
	United States Treasury Note/Bond	1.125%	5/31/19	64,083	63,843
	United States Treasury Note/Bond	1.500%	5/31/19	42,200	42,371
	United States Treasury Note/Bond	0.875%	6/15/19	25,000	24,758
	United States Treasury Note/Bond	0.875%	7/31/19	133,100	131,686
	United States Treasury Note/Bond	0.750%	8/15/19	4,465	4,402
	United States Treasury Note/Bond	3.625%	8/15/19	706	743
	United States Treasury Note/Bond	1.000%	8/31/19	39,984	39,628
	United States Treasury Note/Bond	0.875%	9/15/19	28,700	28,341
	United States Treasury Note/Bond	1.750%	9/30/19	16,600	16,745
	United States Treasury Note/Bond	1.000%	11/15/19	65,075	64,363
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	15,845
	United States Treasury Note/Bond	1.375%	12/15/19	57,069	56,953
	United States Treasury Note/Bond	1.125%	12/31/19	60,000	59,475
	United States Treasury Note/Bond	1.625%	12/31/19	21,600	21,695
	United States Treasury Note/Bond	1.375%	1/15/20	48,351	48,230
	United States Treasury Note/Bond	1.375%	2/15/20	98,015	97,709
	United States Treasury Note/Bond	1.250%	2/29/20	200,000	198,562
3	United States Treasury Note/Bond	1.375%	4/30/20	100,050	99,519
	United States Treasury Note/Bond	1.375%	5/31/20	15,800	15,699

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	6/30/20	21,300	21,320
United States Treasury Note/Bond	2.625%	8/15/20	20,000	20,641
United States Treasury Note/Bond	2.125%	8/31/20	110,000	111,718
United States Treasury Note/Bond	1.375%	9/30/20	51,400	50,886
United States Treasury Note/Bond	1.375%	10/31/20	19,350	19,135
United States Treasury Note/Bond	1.750%	10/31/20	100,300	100,520
United States Treasury Note/Bond	1.625%	11/30/20	17,218	17,165
United States Treasury Note/Bond	2.000%	11/30/20	4,300	4,344
United States Treasury Note/Bond	1.750%	12/31/20	134,350	134,433
United States Treasury Note/Bond	1.375%	1/31/21	46,510	45,856
United States Treasury Note/Bond	2.125%	1/31/21	3,594	3,643
United States Treasury Note/Bond	1.125%	2/28/21	20,570	20,069
United States Treasury Note/Bond	1.375%	4/30/21	18,100	17,794
United States Treasury Note/Bond	1.375%	5/31/21	79,000	77,593
United States Treasury Note/Bond	1.125%	6/30/21	142,827	138,698
United States Treasury Note/Bond	1.125%	7/31/21	21,000	20,367
United States Treasury Note/Bond	2.125%	8/15/21	37,400	37,838
United States Treasury Note/Bond	1.250%	10/31/21	60,200	58,507
United States Treasury Note/Bond	1.750%	11/30/21	31,321	31,115
United States Treasury Note/Bond	2.000%	12/31/21	150,000	150,562
United States Treasury Note/Bond	2.125%	12/31/21	103,000	103,966
United States Treasury Note/Bond	1.500%	1/31/22	10,000	9,803
United States Treasury Note/Bond	1.750%	5/15/22	10,333	10,222
1 United States Treasury Note/Bond	2.125%	6/30/22	24,800	24,967
United States Treasury Note/Bond	1.750%	9/30/22	26,500	26,094
United States Treasury Note/Bond	1.625%	11/15/22	15,050	14,700
United States Treasury Note/Bond	2.000%	2/15/23	20,000	19,891
United States Treasury Note/Bond	1.750%	5/15/23	41,300	40,390
United States Treasury Note/Bond	1.375%	6/30/23	12,800	12,224
United States Treasury Note/Bond	2.500%	8/15/23	19,860	20,257
United States Treasury Note/Bond	2.750%	11/15/23	20,000	20,706
United States Treasury Note/Bond	2.125%	11/30/23	10,000	9,962
United States Treasury Note/Bond	2.750%	2/15/24	28,820	29,820
United States Treasury Note/Bond	2.375%	8/15/24	18,550	18,695
United States Treasury Note/Bond	2.250%	11/15/25	21,000	20,816
United States Treasury Note/Bond	1.625%	2/15/26	43,950	41,320
United States Treasury Note/Bond	1.625%	5/15/26	20,941	19,642
United States Treasury Note/Bond	2.000%	11/15/26	10,000	9,659
United States Treasury Note/Bond	5.375%	2/15/31	3,300	4,406
				4,179,215
Agency Bonds and Notes (1.9%)
4 AID-Jordan	2.578%	6/30/22	24,000	24,455
5 Federal Home Loan Banks	0.875%	3/19/18	3,100	3,094
5 Federal Home Loan Banks	0.875%	10/1/18	8,500	8,451
5 Federal Home Loan Banks	1.250%	1/16/19	15,000	14,977
5 Federal Home Loan Banks	0.875%	8/5/19	16,000	15,783
6 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	21,950	21,904
6 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	3,350	3,344
6 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	55,800	55,096
6 Federal Home Loan Mortgage Corp.	1.500%	1/17/20	7,000	6,988
6 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,100	1,062
6 Federal National Mortgage Assn.	1.125%	12/14/18	13,250	13,210
6 Federal National Mortgage Assn.	1.000%	10/24/19	16,750	16,542
6 Federal National Mortgage Assn.	1.875%	9/24/26	65,000	60,458
				245,364

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (25.9%)
[6,7]	Fannie Mae Pool	2.000%	5/1/28–1/1/32	40,550	39,517
[6,7,8] Fannie Mae Pool		2.500%	2/1/28–2/1/43	117,932	118,023
[6,7,8] Fannie Mae Pool		3.000%	5/1/27–5/1/47	373,023	374,581
[6,7,8] Fannie Mae Pool		3.500%	8/1/20–5/1/47	401,071	411,787
[6,7,8] Fannie Mae Pool		4.000%	7/1/18–5/1/47	317,860	334,533
[6,7,8] Fannie Mae Pool		4.500%	10/1/17–5/1/47	113,197	121,559
[6,7,8] Fannie Mae Pool		5.000%	9/1/17–4/1/47	95,800	104,847
[6,7]	Fannie Mae Pool	5.500%	10/1/17–6/1/40	27,948	30,955
[6,7]	Fannie Mae Pool	6.000%	3/1/21–11/1/39	15,312	17,240
[6,7]	Fannie Mae Pool	6.500%	7/1/20–8/1/39	9,188	10,198
[6,7]	Fannie Mae Pool	7.000%	9/1/28–9/1/38	4,386	5,100
[6,7]	Fannie Mae Pool	7.500%	8/1/30–6/1/32	373	417
[6,7]	Fannie Mae Pool	8.000%	7/1/30–1/1/31	16	20
[6,7]	Fannie Mae Pool	8.500%	12/1/30	10	12
[6,7]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	6,050	5,900
[6,7,8] Freddie Mac Gold Pool		2.500%	9/1/27–4/1/43	73,946	74,010
[6,7,8] Freddie Mac Gold Pool		3.000%	8/1/26–5/1/47	246,266	246,240
[6,7,8] Freddie Mac Gold Pool		3.500%	8/1/20–5/1/47	233,549	240,028
[6,7,8] Freddie Mac Gold Pool		4.000%	5/1/18–5/1/47	80,521	84,419
[6,7]	Freddie Mac Gold Pool	4.500%	10/1/18–12/1/45	30,257	32,431
[6,7]	Freddie Mac Gold Pool	5.000%	12/1/17–4/1/41	13,416	14,473
[6,7]	Freddie Mac Gold Pool	5.500%	9/1/17–2/1/40	15,324	17,136
[6,7]	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	23,284	26,406
[6,7]	Freddie Mac Gold Pool	6.500%	2/1/29–9/1/38	5,066	5,616
[6,7]	Freddie Mac Gold Pool	7.000%	5/1/28–6/1/38	2,643	3,044
[6,7]	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/32	287	329
[6,7]	Freddie Mac Gold Pool	8.000%	4/1/30–1/1/31	27	32
7	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	1,122	1,091
7	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	18,123	18,330
7	Ginnie Mae I Pool	3.500%	1/15/42–7/15/45	14,017	14,549
7	Ginnie Mae I Pool	4.000%	4/15/39–1/15/45	2,757	2,913
7	Ginnie Mae I Pool	4.500%	9/15/33–12/15/46	66,368	71,278
7	Ginnie Mae I Pool	5.000%	2/15/33–9/15/41	17,772	19,698
7	Ginnie Mae I Pool	5.500%	3/15/31–7/15/40	9,089	10,211
7	Ginnie Mae I Pool	6.000%	12/15/28–3/15/40	4,235	4,798
7	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	4,350	4,947
7	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	267	294
7	Ginnie Mae I Pool	7.500%	11/15/30–3/15/32	48	55
7	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	55	61
7	Ginnie Mae I Pool	8.500%	7/15/30	20	23
7	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21	4	4
7	Ginnie Mae II Pool	2.500%	3/20/43–4/20/43	3,574	3,491
[7,8]	Ginnie Mae II Pool	3.000%	6/20/43–5/1/47	243,639	245,995
[7,8]	Ginnie Mae II Pool	3.500%	8/20/42–5/1/47	338,287	351,835
[7,8]	Ginnie Mae II Pool	4.000%	2/20/34–5/1/47	196,766	208,758
[7,8]	Ginnie Mae II Pool	4.500%	3/20/33–4/1/47	20,341	21,726
7	Ginnie Mae II Pool	5.000%	5/20/39–2/20/42	29,665	32,227
7	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	4,460	4,909
7	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	6,801	7,639
7	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	84	97
					3,343,782

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (1.1%)
[6,7,9] Fannie Mae Pool		2.625%	12/1/32	9	9
[6,7,9] Fannie Mae Pool		2.778%	5/1/33	68	72
[6,7,9] Fannie Mae Pool		2.849%	12/1/40	3,455	3,647
[6,7,9] Fannie Mae Pool		2.939%	8/1/36	6,289	6,649
[6,7,9] Fannie Mae Pool		3.035%	8/1/33	95	100
[6,7,9] Fannie Mae Pool		3.050%	7/1/33	140	145
[6,7,9] Fannie Mae Pool		3.082%	8/1/35	5,433	5,737
[6,7,9] Fannie Mae Pool		3.145%	5/1/33	12	13
[6,7,9] Fannie Mae REMICS		1.232%	9/25/46	12,215	12,174
[6,7,9] Fannie Mae REMICS		1.282%	9/25/41–4/25/45	6,736	6,706
[6,7,9] Fannie Mae REMICS		1.302%	6/25/36	7,308	7,304
[6,7,9] Fannie Mae REMICS		1.332%	5/25/43–12/25/46	28,145	28,153
[6,7,9] Fannie Mae REMICS		1.352%	6/25/35	1,980	1,983
[6,7,9] Fannie Mae REMICS		1.382%	11/25/42–9/25/46	14,466	14,511
[6,7,9] Fannie Mae REMICS		1.392%	11/25/35	2,576	2,590
[6,7,9] Fannie Mae REMICS		1.427%	2/25/37	1,173	1,176
[6,7,9] Fannie Mae REMICS		1.482%	8/25/46	5,666	5,710
[6,7,9] Freddie Mac Non Gold Pool		2.746%	7/1/35	14,822	15,627
[6,7,9] Freddie Mac Non Gold Pool		2.818%	9/1/37	11,765	12,471
[6,7,9] Freddie Mac Non Gold Pool		3.000%	8/1/37	92	96
[6,7,9] Freddie Mac Non Gold Pool		3.017%	7/1/33	1,871	1,972
[6,7,9] Freddie Mac Non Gold Pool		3.435%	10/1/32	24	25
[6,7,9] Freddie Mac Non Gold Pool		3.586%	1/1/33	12	13
[6,7,9] Freddie Mac Non Gold Pool		3.711%	2/1/33	39	41
[6,7,9] Freddie Mac REMICS		1.262%	11/15/36–8/15/43	5,830	5,835
[6,7,9] Freddie Mac REMICS		1.272%	11/15/36	2,023	2,027
[6,7,9] Freddie Mac REMICS		1.362%	6/15/42	1,122	1,126
					135,912
Total U.S. Government and Agency Obligations (Cost $7,951,235)					7,904,273
Asset-Backed/Commercial Mortgage-Backed Securities (10.1%)
7	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,600	1,600
7	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,920	2,922
7	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	8,920	8,929
7	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	14,525	14,528
[7,9]	American Express Credit Account Master Trust
	2014-1	1.282%	12/15/21	12,202	12,260
[7,9]	American Express Issuance Trust II 2013-2	1.342%	8/15/19	3,317	3,329
[7,10] Americold 2010 LLC Trust Series 2010-ARTA		4.954%	1/14/29	4,828	5,219
[7,10] Aventura Mall Trust 2013-AVM		3.743%	12/5/32	400	420
[7,10] Avis Budget Rental Car Funding AESOP LLC
	2017-1A	3.070%	9/20/23	8,780	8,844
[7,9] BA Credit Card Trust 2014-A1		1.292%	6/15/21	15,428	15,488
7	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	715	740
[7,9,10]Bank of America Student Loan Trust 2010-1A		1.838%	2/25/43	4,678	4,648
10	Bank of Montreal	1.750%	6/15/21	5,835	5,684
	Bank of Nova Scotia	1.850%	4/14/20	3,696	3,665
	Bank of Nova Scotia	1.875%	4/26/21	10,260	10,068
10	Bank of Nova Scotia	1.875%	9/20/21	7,770	7,569
7	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	9,200	9,305
[7,9,10]BMW Floorplan Master Owner Trust 2015-1A		1.412%	7/15/20	8,115	8,127
[7,9]	Brazos Higher Education Authority Inc. Series
	2005-3	1.353%	6/25/26	3,161	3,071

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,9]	Brazos Higher Education Authority Inc. Series
	2011-1	1.852%	2/25/30	1,835	1,825
7	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	1,430	1,432
[7,9]	Cabela’s Credit Card Master Note Trust 2015-2	1.582%	7/17/23	3,225	3,253
[7,9]	Cabela’s Credit Card Master Note Trust 2016-1	1.762%	6/15/22	3,440	3,476
10	Canadian Imperial Bank of Commerce	2.250%	7/21/20	2,235	2,241
[7,9]	Capital One Multi-Asset Execution Trust 2014-A3	1.292%	1/18/22	11,094	11,139
7	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	6,480	6,503
7	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	7,765	7,894
7	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	11,390	11,341
[7,9]	Capital One Multi-Asset Execution Trust 2016-A1	1.362%	2/15/22	33,200	33,387
[7,9]	Capital One Multi-Asset Execution Trust 2016-A2	1.542%	2/15/24	2,900	2,935
[7,9,10]CARDS II Trust 2016-1A		1.612%	7/15/21	9,200	9,231
7	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	2,100	2,101
7	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,690	1,692
7	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,265	1,268
7	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	3,080	3,077
7	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	4,430	4,392
7	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	2,110	2,077
7	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	1,580	1,626
7	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	5,853	5,875
[7,10] CFCRE Commercial Mortgage Trust 2011-C2		5.755%	12/15/47	2,054	2,317
7	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	3,235	3,221
7	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,333	2,377
[7,9]	Chase Issuance Trust 2016-A1	1.322%	5/17/21	30,978	31,125
[7,10] Chrysler Capital Auto Receivables Trust 2015-BA		2.260%	10/15/20	2,790	2,801
[7,10] Chrysler Capital Auto Receivables Trust 2016-AA		1.960%	1/18/22	5,360	5,369
[7,10] Chrysler Capital Auto Receivables Trust 2016-BA		1.640%	7/15/21	2,300	2,292
[7,10] Chrysler Capital Auto Receivables Trust 2016-BA		1.870%	2/15/22	1,630	1,604
[7,9]	Citibank Credit Card Issuance Trust 2008-A7	2.353%	5/20/20	3,898	3,955
[7,9]	Citibank Credit Card Issuance Trust 2013-A2	1.264%	5/26/20	14,014	14,039
[7,9]	Citibank Credit Card Issuance Trust 2013-A7	1.288%	9/10/20	6,379	6,402
7	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	4,486	4,617
7	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	7,080	7,138
7	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,280	1,305
[7,10] Citigroup Commercial Mortgage Trust 2012-GC8		3.683%	9/10/45	400	418
7	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,364	1,387
7	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	333	348
7	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	160	167
7	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	7,478	7,927
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	65	68
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	1,290	1,330
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,705	3,879
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	1,380	1,428
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	240	247
7	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	530	540
7	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	3,869	3,982
7	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	1,983	2,060
7	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	533	531
7	CNH Equipment Trust 2014-A	1.500%	5/15/20	3,409	3,407
7	CNH Equipment Trust 2016-B	1.970%	11/15/21	3,090	3,074
7	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	174	173
7	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	595	612

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	893	933
7	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,531	1,546
[7,10] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	610	625
7	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,221	1,231
7	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	30	30
7	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	518	520
7	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	1,835	1,948
7	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	842	907
7	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	655	686
7	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	310	325
7	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,895	2,021
7	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	3,226	3,470
7	COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	3,734	4,043
[7,10] COMM 2013-CCRE9 Mortgage Trust		4.256%	7/10/45	2,083	2,216
[7,10] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	546	576
7	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	161
7	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	834	843
[7,10] COMM 2013-SFS Mortgage Trust		2.987%	4/12/35	500	502
7	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	470	495
7	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	4,000	4,245
7	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	853	913
7	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,182	1,247
7	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	295	311
7	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	100	104
7	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,000	6,214
7	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,389	3,544
7	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	870	884
7	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	3,532	3,637
7	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	4,470	4,578
7	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,375	1,445
7	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	460	462
7	COMM 2015-CCRE24 Mortgage Trust	3.445%	8/10/48	310	323
7	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,450	2,529
7	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	850	881
7	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,024	3,095
7	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	26
7	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	170	171
10	Commonwealth Bank of Australia	2.000%	6/18/19	2,602	2,602
10	Commonwealth Bank of Australia	2.125%	7/22/20	2,280	2,274
7	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	140	143
7	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	145	151
7	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,520	1,543
7	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	13,115
[7,9]	Discover Card Execution Note Trust 2013-A1	1.212%	8/17/20	3,294	3,299
7	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	9,500	9,549
[7,9]	Discover Card Execution Note Trust 2016-A2	1.452%	9/15/21	3,670	3,697
10	DNB Boligkreditt AS	1.450%	3/21/18	1,198	1,196
[7,10] Enterprise Fleet Financing LLC Series 2015-2		2.090%	2/22/21	3,300	3,302
[7,10] Enterprise Fleet Financing LLC Series 2016-1		2.080%	9/20/21	7,640	7,603
[7,10] Enterprise Fleet Financing LLC Series 2016-2		2.040%	2/22/22	1,390	1,379
[7,9,10]Evergreen Credit Card Trust Series 2016-1		1.632%	4/15/20	36,000	36,151
[7,9,10]Evergreen Credit Card Trust Series 2016-3		1.412%	11/16/20	2,550	2,559
[7,9]	First National Master Note Trust 2015-1	1.682%	9/15/20	2,790	2,796
[7,10] Ford Credit Auto Owner Trust 2014-REV1		2.260%	11/15/25	4,089	4,121
7	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	4,455	4,450

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,10] Ford Credit Auto Owner Trust 2015-REV2		2.440%	1/15/27	9,700	9,788
7	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	4,510	4,463
[7,10] Ford Credit Auto Owner Trust 2016-REV1		2.310%	8/15/27	11,910	11,926
[7,10] Ford Credit Auto Owner Trust 2016-REV2		2.030%	12/15/27	15,232	15,023
[7,10] Ford Credit Auto Owner Trust 2017-1		2.620%	8/15/28	20,000	20,124
[7,9]	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	1.412%	2/15/21	6,191	6,221
[7,9]	Ford Credit Floorplan Master Owner Trust A Series
	2015-2	1.482%	1/15/22	7,310	7,356

7 Ford Credit Floorplan Master Owner Trust A Series
2015-5	2.390%	8/15/22	8,230	8,274

[7,9]	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.812%	2/15/21	11,720	11,840
[7,9]	Ford Credit Floorplan Master Owner Trust A Series
	2016-3	1.532%	7/15/21	4,500	4,531
[7,9]	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	1.442%	7/15/20	3,480	3,490
[7,9]	GE Dealer Floorplan Master Note Trust Series
	2015-2	1.628%	1/20/22	12,080	12,134
7	GM Financial Automobile Leasing Trust 2015-1	1.730%	6/20/19	950	952
7	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	3,880	3,886
7	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	7,100	7,068
7	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	5,000	5,008
[7,9,10]GMF Floorplan Owner Revolving Trust 2016-1		1.762%	5/17/21	10,260	10,350
[7,9,10]Golden Credit Card Trust 2014-2A		1.362%	3/15/21	2,921	2,920
[7,10] Golden Credit Card Trust 2016-5A		1.600%	9/15/21	20,130	19,938
[7,10] GreatAmerica Leasing Receivables Funding LLC
	Series 2014-1	1.470%	8/15/20	844	844
[7,10] GreatAmerica Leasing Receivables Funding LLC
	Series 2016-1	1.990%	4/20/22	3,770	3,753
[7,10] GreatAmerica Leasing Receivables Funding LLC
	Series 2017-1	2.360%	1/20/23	5,700	5,685
[7,10] GS Mortgage Securities Trust 2012-GC6		4.948%	1/10/45	233	256
7	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	934	950
7	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	4,923	5,209
7	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,900	1,959
7	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	2,692	2,693
[7,10] Hertz Vehicle Financing II LP 2015-3A		2.670%	9/25/21	5,580	5,532
[7,10] Hertz Vehicle Financing LLC 2016-2A		2.950%	3/25/22	5,510	5,493
[7,10] Hertz Vehicle Financing LLC 2016-3A		2.270%	7/25/20	7,110	7,057
[7,10] Hertz Vehicle Financing LLC 2016-4A		2.650%	7/25/22	7,340	7,097
7	Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	6,140	6,092
7	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	2,910	2,914
[7,10] Hyundai Floorplan Master Owner Trust Series
	2016-1A	1.810%	3/15/21	2,090	2,088
9	Illinois Student Assistance Commission Series
	2010-1	2.088%	4/25/22	1,084	1,084
[7,10] Irvine Core Office Trust 2013-IRV		3.174%	5/15/48	1,952	1,974
7	John Deere Owner Trust 2015-B	1.780%	6/15/22	480	481
7	John Deere Owner Trust 2016-B	1.490%	5/15/23	880	872
7	John Deere Owner Trust 2017-A	2.110%	12/15/23	7,390	7,408
[7,10] JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	2,819	3,044
[7,10] JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.409%	8/15/46	833	916

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,10] JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	8,782	9,392
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	412	429
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	944	952
[7,10] JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	1,373	1,393
[7,10] JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	1,548	1,584
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	2,635	2,799
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	452	475
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	100	105
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	1,120	1,200
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	1,721	1,735
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	400	411
7	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.363%	7/15/45	1,310	1,343
7	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.664%	7/15/45	2,804	2,931
7	JPMBB Commercial Mortgage Securities Trust
	2013-C12	4.026%	7/15/45	1,309	1,372
7	JPMBB Commercial Mortgage Securities Trust
	2013-C14	3.761%	8/15/46	358	376
7	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	450	482
7	JPMBB Commercial Mortgage Securities Trust
	2013-C15	3.659%	11/15/45	179	188
7	JPMBB Commercial Mortgage Securities Trust
	2013-C17	4.199%	1/15/47	3,697	3,963
7	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	4,862	5,159
7	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.439%	2/15/47	402	429
7	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.428%	8/15/47	580	603
7	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.493%	8/15/47	170	175
7	JPMBB Commercial Mortgage Securities Trust
	2014-C24	3.639%	11/15/47	970	1,001
7	JPMBB Commercial Mortgage Securities Trust
	2015-C32	3.598%	11/15/48	3,040	3,114
7	JPMBB Commercial Mortgage Securities Trust
	2015-C33	3.562%	12/15/48	155	162
7	JPMCC Commercial Mortgage Securities Trust
	2017-JP5	3.723%	3/15/50	6,000	6,205
7	LB-UBS Commercial Mortgage Trust 2008-C1	6.126%	4/15/41	6,288	6,466
[7,9,10]Master Credit Card Trust II Series 2016-1A		1.726%	9/23/19	10,790	10,836
[7,10] Master Credit Card Trust II Series 2017-1A		2.260%	7/21/21	20,000	20,101

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,9]	MBNA Credit Card Master Note Trust 2004-A3	1.172%	8/16/21	15,215	15,249
[7,9,10]Mercedes-Benz Master Owner Trust 2016-B		1.612%	5/17/21	12,000	12,073
[7,10] MMAF Equipment Finance LLC 2011-AA		3.040%	8/15/28	2,216	2,222
[7,10] MMAF Equipment Finance LLC 2012-AA		1.980%	6/10/32	599	601
[7,10] MMAF Equipment Finance LLC 2013-AA		1.680%	5/11/20	1,147	1,147
[7,10] MMAF Equipment Finance LLC 2013-AA		2.570%	6/9/33	895	904
[7,10] MMAF Equipment Finance LLC 2016-AA		2.210%	12/15/32	5,240	5,186
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	2,328	2,380
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	896	935
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	1,132	1,146
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.084%	7/15/46	4,817	5,173
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	1,160	1,227
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.170%	8/15/46	350	380
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	375	394
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	4.259%	10/15/46	130	141
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	79
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	358	381
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	179	191
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	3.773%	4/15/47	1,960	2,056
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	4,350	4,612
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	2,493	2,628
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	295	312
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	1,090	1,100
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C23	3.451%	7/15/50	6,000	6,143
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.383%	10/15/48	2,640	2,721
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.635%	10/15/48	2,903	2,997
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2016-C32	3.720%	12/15/49	792	816
[7,10] Morgan Stanley Capital I Trust 2012-STAR		3.201%	8/5/34	2,011	2,013
7	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	1,760	1,807
10	National Australia Bank Ltd.	2.250%	3/16/21	13,870	13,802
[7,9]	Navient Student Loan Trust 2014-8	1.422%	4/25/23	7,092	7,096
[7,9]	Navient Student Loan Trust 2015-3	1.632%	6/26/56	4,800	4,780
[7,9,10]Navient Student Loan Trust 2016-2		2.032%	6/25/65	1,450	1,462
[7,9,10]Navient Student Loan Trust 2016-3		1.832%	6/25/65	1,880	1,889
[7,9,10]Navient Student Loan Trust 2016-6A		1.732%	3/25/66	7,040	7,065

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,9,10]Navient Student Loan Trust 2017-1		1.520%	7/26/66	26,000	26,089
[7,10] NextGear Floorplan Master Owner Trust 2016-1A		2.740%	4/15/21	2,950	2,978
7	Nissan Auto Receivables 2015-A Owner Trust	1.500%	9/15/21	6,990	6,955
7	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	775	774
7	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	15,000	14,913
7	Nissan Auto Receivables 2016-A Owner Trust	1.590%	7/15/22	9,120	9,061
7	Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,910	2,868
7	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	7,500	7,498
[7,9]	Nissan Master Owner Trust Receivables Series
	2016-A	1.552%	6/15/21	13,480	13,580
9	North Carolina State Education Assistance Authority
	2011-1	1.938%	1/26/26	590	590
[7,10] Palisades Center Trust 2016-PLSD		2.713%	4/13/33	840	836
[7,9,10]PHEAA Student Loan Trust 2016-2A		1.932%	11/25/65	6,742	6,755
	Royal Bank of Canada	2.200%	9/23/19	3,072	3,086
	Royal Bank of Canada	2.100%	10/14/20	4,360	4,343
7	Royal Bank of Canada	1.875%	2/5/21	4,800	4,772
	Royal Bank of Canada	2.300%	3/22/21	2,903	2,905
[7,10] Securitized Term Auto Receivables Trust 2016-1A		1.524%	3/25/20	4,390	4,367
[7,10] Securitized Term Auto Receivables Trust 2016-1A		1.794%	2/25/21	3,800	3,766
[7,10] Securitized Term Auto Receivables Trust 2017-1A		1.890%	8/25/20	13,680	13,646
[7,10] Securitized Term Auto Receivables Trust 2017-1A		2.209%	6/25/21	4,120	4,116
[7,9]	SLM Student Loan Trust 2005-5	1.138%	4/25/25	5,663	5,657
[7,9]	SLM Student Loan Trust 2014-1	1.362%	7/26/21	2,087	2,084
7	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	253	252
7	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	810	789
10	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	998	993
[7,10] SpareBank 1 Boligkreditt AS		1.750%	11/15/20	5,077	5,027
10	Swedbank Hypotek AB	1.375%	3/28/18	1,131	1,127
7	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	2,955	2,983
7	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,500	3,503
7	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	6,363	6,421
7	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	5,840	5,805
7	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	16,370	16,233
7	Synchrony Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	2,986	3,010
7	Synchrony Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	6,931	6,934
7	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	2,470	2,447
[7,9,10]Trillium Credit Card Trust II 2016-1A		1.702%	5/26/21	23,940	24,047
7	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	244	259
[7,10] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	3,940	4,046
7	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	1,340	1,352
7	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	200	205
7	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	120	122
[7,10] Verizon Owner Trust 2017-1A		2.060%	9/20/21	11,000	11,031
[7,10] VNDO 2012-6AVE Mortgage Trust		2.996%	11/15/30	2,529	2,568
[7,10] Volkswagen Credit Auto Master Trust 2014-1A		1.400%	7/22/19	1,300	1,299
[7,10] Volvo Financial Equipment LLC Series 2016-1A		1.890%	9/15/20	1,280	1,275
[7,10] Volvo Financial Equipment LLC Series 2017-1A		2.210%	11/15/21	2,310	2,306
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	863	876
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	517	534

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	416	441
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	296	318
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	90	91
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	1,405	1,401
7	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	550	570
7	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	1,870	1,928
7	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	2,572	2,684
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	9/15/48	240	250
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	720	746
7	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	320	333
7	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	900	922
[7,9]	Wells Fargo Dealer Floorplan Master Note Trust
	Series 2012-2	1.728%	4/22/19	6,570	6,571
[7,9]	Wells Fargo Dealer Floorplan Master Note Trust
	Series 2014-1	1.358%	7/20/19	9,800	9,804
[7,9]	Wells Fargo Dealer Floorplan Master Note Trust
	Series 2014-2	1.428%	10/20/19	2,600	2,602
10	Westpac Banking Corp.	1.850%	11/26/18	1,028	1,029
10	Westpac Banking Corp.	2.000%	3/3/20	2,550	2,541
10	Westpac Banking Corp.	2.250%	11/9/20	3,460	3,458
[7,10] WFRBS Commercial Mortgage Trust 2011-C3		4.375%	3/15/44	1,221	1,303
7	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,072	1,114
7	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	610	641
7	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	208	212
7	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,428	2,460
7	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	566	576
7	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	476	499
7	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	225	241
7	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	161	168
7	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	595	624
7	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,488	1,594
7	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	100	105
7	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,031	1,094
7	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	815	857
7	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,810	2,897
7	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	140	146
7	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,560	2,670
7	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	1,352	1,434
[7,10] Wheels SPV 2 LLC 2016-1A		1.870%	5/20/25	665	663
7	World Financial Network Credit Card Master Note
	Trust Series 2013-A	1.610%	12/15/21	1,732	1,734

[7,9] World Financial Network Credit Card Master Note
Trust Series 2015-A	1.392%	2/15/22	2,585	2,592

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	World Financial Network Credit Card Master Note
	Trust Series 2015-B	2.550%	6/17/24	1,330	1,344
7	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	3,360	3,363
7	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	15,000	14,956
7	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	1,390	1,392
7	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	7,410	7,334
7	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	4,670	4,685
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,294,292)					1,297,590
Corporate Bonds (20.3%)
Finance (11.8%)
	Banking (9.5%)
10	ABN AMRO Bank NV	2.500%	10/30/18	5,390	5,432
	American Express Bank FSB	6.000%	9/13/17	1,000	1,020
	American Express Centurion Bank	6.000%	9/13/17	1,731	1,766
	American Express Credit Corp.	1.875%	11/5/18	4,107	4,111
	American Express Credit Corp.	2.250%	8/15/19	1,800	1,813
	American Express Credit Corp.	2.200%	3/3/20	1,890	1,896
	American Express Credit Corp.	2.375%	5/26/20	4,900	4,926
	American Express Credit Corp.	2.700%	3/3/22	1,095	1,093
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	3,640	3,650
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	5,598	5,566
10	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	2,270	2,351
	Bank of New York Mellon Corp.	1.969%	6/20/17	2,880	2,884
	Bank of New York Mellon Corp.	2.150%	2/24/20	590	592
	Bank of New York Mellon Corp.	2.600%	8/17/20	1,246	1,258
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,125
	Bank of New York Mellon Corp.	2.050%	5/3/21	3,685	3,632
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,890	1,929
	Bank of New York Mellon Corp.	3.000%	2/24/25	600	594
	Bank of New York Mellon Corp.	2.800%	5/4/26	2,470	2,388
7	Bank of New York Mellon Corp.	3.442%	2/7/28	3,875	3,906
	Bank of Nova Scotia	1.650%	6/14/19	4,090	4,067
	Bank of Nova Scotia	4.375%	1/13/21	4,490	4,794
	Bank of Nova Scotia	2.700%	3/7/22	1,360	1,366
10	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	3,600	3,584
10	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	7,652	7,696
10	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	7,440	7,446
10	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	13,020	12,852
	Bear Stearns Cos. LLC	6.400%	10/2/17	7,190	7,358
	Bear Stearns Cos. LLC	7.250%	2/1/18	5,050	5,279
	BNP Paribas SA	2.700%	8/20/18	3,590	3,627
	BNP Paribas SA	2.400%	12/12/18	5,350	5,379
10	BNP Paribas SA	3.800%	1/10/24	4,170	4,158
	BPCE SA	2.500%	12/10/18	7,485	7,535
	BPCE SA	2.500%	7/15/19	2,225	2,235
	BPCE SA	2.650%	2/3/21	2,550	2,540
	BPCE SA	4.000%	4/15/24	2,750	2,856
	Branch Banking & Trust Co.	2.625%	1/15/22	12,200	12,212
	Branch Banking & Trust Co.	3.625%	9/16/25	1,525	1,561
	Commonwealth Bank of Australia	1.625%	3/12/18	990	990
	Commonwealth Bank of Australia	2.500%	9/20/18	9,260	9,355
	Commonwealth Bank of Australia	1.750%	11/2/18	710	708

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,008
	Commonwealth Bank of Australia	2.300%	9/6/19	6,329	6,368
10	Commonwealth Bank of Australia	5.000%	3/19/20	2,970	3,195
	Commonwealth Bank of Australia	2.400%	11/2/20	4,420	4,413
10	Commonwealth Bank of Australia	2.000%	9/6/21	3,920	3,825
10	Commonwealth Bank of Australia	2.750%	3/10/22	10,060	10,059
10	Commonwealth Bank of Australia	4.500%	12/9/25	3,125	3,258
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,380	2,393
	Cooperatieve Rabobank UA	2.250%	1/14/20	3,610	3,621
	Cooperatieve Rabobank UA	2.500%	1/19/21	740	740
	Cooperatieve Rabobank UA	3.875%	2/8/22	4,187	4,412
	Credit Suisse AG	2.300%	5/28/19	5,990	6,011
	Credit Suisse AG	3.000%	10/29/21	3,000	3,027
	Credit Suisse AG	3.625%	9/9/24	2,800	2,844
10	Danske Bank A/S	2.750%	9/17/20	1,105	1,113
10	Danske Bank A/S	2.700%	3/2/22	11,080	11,044
	Fifth Third Bank	2.300%	3/15/19	1,360	1,369
	Fifth Third Bank	1.625%	9/27/19	5,820	5,754
	Fifth Third Bank	2.250%	6/14/21	5,364	5,300
	Goldman Sachs Group Inc.	2.625%	1/31/19	8,910	9,005
	Goldman Sachs Group Inc.	2.550%	10/23/19	11,885	11,991
	Goldman Sachs Group Inc.	2.300%	12/13/19	21,690	21,679
	Goldman Sachs Group Inc.	2.600%	12/27/20	10,920	10,918
	Goldman Sachs Group Inc.	5.750%	1/24/22	8,970	10,099
	Goldman Sachs Group Inc.	3.000%	4/26/22	26,320	26,379
	Goldman Sachs Group Inc.	4.000%	3/3/24	1,210	1,255
	Goldman Sachs Group Inc.	3.850%	7/8/24	1,880	1,922
	Goldman Sachs Group Inc.	3.750%	5/22/25	950	962
	Goldman Sachs Group Inc.	3.850%	1/26/27	7,045	7,075
10	HSBC Bank plc	1.500%	5/15/18	2,250	2,243
	HSBC Bank USA NA	4.875%	8/24/20	3,896	4,172
	HSBC Holdings plc	3.400%	3/8/21	2,430	2,486
	HSBC Holdings plc	2.950%	5/25/21	4,090	4,095
	HSBC Holdings plc	2.650%	1/5/22	19,080	18,817
	HSBC Holdings plc	4.000%	3/30/22	4,400	4,627
7	HSBC Holdings plc	3.262%	3/13/23	7,485	7,524
	HSBC Holdings plc	3.600%	5/25/23	7,765	7,893
	HSBC Holdings plc	3.900%	5/25/26	12,055	12,197
	HSBC Holdings plc	4.375%	11/23/26	985	993
7	HSBC Holdings plc	4.041%	3/13/28	26,201	26,466
	HSBC USA Inc.	2.625%	9/24/18	2,700	2,726
	HSBC USA Inc.	2.375%	11/13/19	2,960	2,974
	Huntington National Bank	2.200%	11/6/18	1,812	1,818
	Huntington National Bank	2.375%	3/10/20	7,705	7,738
10	ING Bank NV	2.500%	10/1/19	2,670	2,688
	ING Groep NV	3.950%	3/29/27	2,750	2,746
	JPMorgan Chase & Co.	1.700%	3/1/18	2,400	2,400
	JPMorgan Chase & Co.	1.625%	5/15/18	545	545
	JPMorgan Chase & Co.	2.250%	1/23/20	33,352	33,464
	JPMorgan Chase & Co.	4.950%	3/25/20	3,995	4,305
	JPMorgan Chase & Co.	2.750%	6/23/20	4,475	4,529
	JPMorgan Chase & Co.	4.400%	7/22/20	4,720	5,027
	JPMorgan Chase & Co.	4.250%	10/15/20	4,784	5,072
	JPMorgan Chase & Co.	2.550%	10/29/20	25,165	25,246

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.550%	3/1/21	10,159	10,158
	JPMorgan Chase & Co.	4.625%	5/10/21	2,740	2,952
	JPMorgan Chase & Co.	2.400%	6/7/21	3,635	3,616
	JPMorgan Chase & Co.	2.295%	8/15/21	6,720	6,646
	JPMorgan Chase & Co.	4.500%	1/24/22	9,891	10,654
	JPMorgan Chase & Co.	3.250%	9/23/22	3,140	3,197
	JPMorgan Chase & Co.	2.972%	1/15/23	34,053	34,034
	JPMorgan Chase & Co.	2.700%	5/18/23	5,337	5,218
	JPMorgan Chase & Co.	3.875%	2/1/24	1,500	1,559
	JPMorgan Chase & Co.	3.625%	5/13/24	3,350	3,419
	JPMorgan Chase & Co.	3.125%	1/23/25	7,986	7,854
	JPMorgan Chase & Co.	3.900%	7/15/25	8,000	8,271
	JPMorgan Chase & Co.	3.300%	4/1/26	7,479	7,327
7	JPMorgan Chase & Co.	3.782%	2/1/28	18,750	18,927
	JPMorgan Chase Bank NA	6.000%	10/1/17	7,190	7,346
	KeyBank NA	1.650%	2/1/18	2,400	2,402
	KeyBank NA	2.350%	3/8/19	881	888
	KeyBank NA	2.500%	11/22/21	1,860	1,846
	Lloyds Bank plc	2.700%	8/17/20	1,545	1,560
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,062	6,114
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	3,400	3,424
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	1,400	1,376
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	25,985	26,204
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	3,880	3,793
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	2,975	2,995
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	825	798
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	10,000	10,124
10	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	11,120	11,129
	Mizuho Financial Group Inc.	2.953%	2/28/22	2,730	2,731
	Morgan Stanley	2.500%	1/24/19	6,752	6,817
	Morgan Stanley	2.375%	7/23/19	25,904	26,045
	Morgan Stanley	5.625%	9/23/19	2,868	3,097
	Morgan Stanley	5.750%	1/25/21	6,800	7,537
	Morgan Stanley	2.625%	11/17/21	24,079	23,926
	Morgan Stanley	3.875%	1/27/26	1,110	1,125
	Morgan Stanley	3.625%	1/20/27	8,090	8,010
	MUFG Americas Holdings Corp.	3.500%	6/18/22	6,290	6,434
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,800	1,739
	MUFG Union Bank NA	2.625%	9/26/18	1,460	1,474
	National Australia Bank Ltd.	2.300%	7/25/18	3,140	3,164
	National Australia Bank Ltd.	2.000%	1/14/19	728	729
	National Australia Bank Ltd.	2.800%	1/10/22	7,465	7,501
10	National Australia Bank Ltd.	3.500%	1/10/27	9,060	9,167
	National Bank of Canada	2.100%	12/14/18	2,525	2,536
10	Nordea Bank AB	1.625%	9/30/19	3,535	3,497
10	Nordea Bank AB	2.500%	9/17/20	1,865	1,864
	PNC Bank NA	2.200%	1/28/19	3,300	3,322
	PNC Bank NA	2.600%	7/21/20	5,115	5,159
	PNC Bank NA	2.450%	11/5/20	1,707	1,714
	PNC Bank NA	2.150%	4/29/21	2,078	2,056
	PNC Bank NA	2.550%	12/9/21	7,785	7,777
	PNC Bank NA	2.625%	2/17/22	25,735	25,738
	PNC Bank NA	2.700%	11/1/22	4,900	4,859
	PNC Bank NA	3.300%	10/30/24	1,450	1,466

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.950%	2/23/25	4,610	4,550
	PNC Bank NA	3.250%	6/1/25	4,527	4,551
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,200	1,198
	PNC Funding Corp.	5.125%	2/8/20	2,550	2,755
	Royal Bank of Canada	1.500%	7/29/19	6,250	6,187
	Santander UK plc	1.650%	9/29/17	4,500	4,500
	Santander UK plc	3.050%	8/23/18	3,410	3,462
	Santander UK plc	2.500%	3/14/19	3,118	3,142
	Santander UK plc	2.350%	9/10/19	3,950	3,972
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	980	982
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	7,465	7,242
	State Street Corp.	1.350%	5/15/18	1,800	1,796
	State Street Corp.	3.300%	12/16/24	1,790	1,814
	State Street Corp.	3.550%	8/18/25	2,611	2,682
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	2,900	2,921
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	3,585	3,339
	Svenska Handelsbanken AB	2.450%	3/30/21	11,675	11,648
	Svenska Handelsbanken AB	1.875%	9/7/21	2,415	2,347
10	Swedbank AB	2.375%	2/27/19	3,770	3,795
10	Swedbank AB	2.800%	3/14/22	7,485	7,498
	Toronto-Dominion Bank	1.450%	8/13/19	700	693
	Toronto-Dominion Bank	2.500%	12/14/20	6,580	6,646
	Toronto-Dominion Bank	2.125%	4/7/21	9,125	9,043
10	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	3,095	3,118
10	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	16,370	15,998
10	UBS Group Funding Switzerland AG	4.253%	3/23/28	9,790	9,924
	US Bancorp	2.350%	1/29/21	1,350	1,354
	US Bancorp	3.100%	4/27/26	1,212	1,190
	US Bank NA	1.350%	1/26/18	601	600
	Wachovia Corp.	5.750%	6/15/17	3,390	3,419
	Wachovia Corp.	5.750%	2/1/18	6,740	6,961
	Wells Fargo & Co.	5.625%	12/11/17	7,020	7,211
	Wells Fargo & Co.	2.600%	7/22/20	6,635	6,699
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,281
	Wells Fargo & Co.	4.600%	4/1/21	5,670	6,092
	Wells Fargo & Co.	2.100%	7/26/21	4,495	4,402
	Wells Fargo & Co.	3.069%	1/24/23	19,895	19,986
	Wells Fargo & Co.	3.450%	2/13/23	7,460	7,522
	Wells Fargo & Co.	3.300%	9/9/24	8,943	8,957
	Wells Fargo & Co.	3.000%	2/19/25	4,700	4,588
	Wells Fargo & Co.	3.550%	9/29/25	9,029	9,097
	Wells Fargo & Co.	3.000%	10/23/26	5,000	4,787
	Wells Fargo Bank NA	6.000%	11/15/17	7,190	7,384
	Wells Fargo Bank NA	1.800%	11/28/18	3,385	3,393
	Wells Fargo Bank NA	2.150%	12/6/19	14,500	14,553
	Westpac Banking Corp.	2.250%	7/30/18	5,575	5,611
	Westpac Banking Corp.	1.950%	11/23/18	2,376	2,380
	Westpac Banking Corp.	4.875%	11/19/19	7,190	7,684
	Westpac Banking Corp.	2.600%	11/23/20	6,430	6,475
	Westpac Banking Corp.	2.100%	5/13/21	7,555	7,420
	Westpac Banking Corp.	2.000%	8/19/21	9,665	9,426
	Westpac Banking Corp.	2.800%	1/11/22	11,600	11,658
	Westpac Banking Corp.	3.350%	3/8/27	10,820	10,751
7	Westpac Banking Corp.	4.322%	11/23/31	7,190	7,267

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Brokerage (0.2%)
	BlackRock Inc.	3.200%	3/15/27	8,310	8,312
	Charles Schwab Corp.	2.200%	7/25/18	450	453
	Charles Schwab Corp.	4.450%	7/22/20	1,350	1,443
	Charles Schwab Corp.	3.200%	3/2/27	6,825	6,787
	Invesco Finance plc	3.125%	11/30/22	4,490	4,545
	Invesco Finance plc	3.750%	1/15/26	3,060	3,144
	TD Ameritrade Holding Corp.	2.950%	4/1/22	60	61
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,220	3,296

	Finance Companies (0.4%)
	GE Capital International Funding Co.	2.342%	11/15/20	38,807	38,961
	GE Capital International Funding Co.	3.373%	11/15/25	8,016	8,213

	Insurance (1.5%)
	Aetna Inc.	2.750%	11/15/22	1,700	1,699
	Aetna Inc.	2.800%	6/15/23	2,050	2,036
10	AIA Group Ltd.	3.200%	3/11/25	15,935	15,599
10	AIG Global Funding	2.700%	12/15/21	2,340	2,330
	Berkshire Hathaway Inc.	2.750%	3/15/23	26,430	26,426
	Berkshire Hathaway Inc.	3.125%	3/15/26	18,155	18,111
	Chubb INA Holdings Inc.	2.875%	11/3/22	9,073	9,144
	Chubb INA Holdings Inc.	2.700%	3/13/23	1,000	992
	Chubb INA Holdings Inc.	3.350%	5/15/24	3,860	3,942
	Chubb INA Holdings Inc.	3.150%	3/15/25	5,574	5,595
10	Jackson National Life Global Funding	4.700%	6/1/18	2,250	2,318
	Manulife Financial Corp.	4.900%	9/17/20	6,695	7,196
	Manulife Financial Corp.	4.150%	3/4/26	6,434	6,794
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,820	5,228
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	10,400	10,450
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,995	2,036
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	8,620	8,766
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,982	4,087
	MetLife Inc.	4.368%	9/15/23	8,070	8,679
10	Metropolitan Life Global Funding I	3.000%	1/10/23	9,594	9,638
10	Metropolitan Life Global Funding I	3.450%	12/18/26	8,725	8,777
10	New York Life Global Funding	2.900%	1/17/24	4,765	4,778
	PartnerRe Finance B LLC	5.500%	6/1/20	1,740	1,903
10	Pricoa Global Funding I	2.550%	11/24/20	2,130	2,140
10	Reliance Standard Life Global Funding II	3.050%	1/20/21	1,270	1,280
10	Swiss Re Treasury US Corp.	2.875%	12/6/22	6,555	6,539
	UnitedHealth Group Inc.	1.900%	7/16/18	1,020	1,024
	UnitedHealth Group Inc.	2.700%	7/15/20	1,010	1,031
	UnitedHealth Group Inc.	3.350%	7/15/22	2,080	2,153
	UnitedHealth Group Inc.	2.875%	3/15/23	2,700	2,709
	UnitedHealth Group Inc.	3.750%	7/15/25	5,275	5,505
	UnitedHealth Group Inc.	3.375%	4/15/27	6,080	6,125

	Real Estate Investment Trusts (0.2%)
	Camden Property Trust	4.875%	6/15/23	435	469
	Camden Property Trust	4.250%	1/15/24	1,488	1,551
	Camden Property Trust	3.500%	9/15/24	435	434
	Federal Realty Investment Trust	3.000%	8/1/22	2,300	2,303
	Federal Realty Investment Trust	2.750%	6/1/23	4,490	4,350
10	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	6,205	6,244

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Simon Property Group LP	2.500%	9/1/20	727	740
	Simon Property Group LP	4.375%	3/1/21	4,400	4,686
	Simon Property Group LP	3.500%	9/1/25	891	898
	Simon Property Group LP	3.300%	1/15/26	894	881
	Simon Property Group LP	3.250%	11/30/26	7,200	7,044
					1,523,471
Industrial (7.5%)
	Basic Industry (0.3%)
10	Air Liquide Finance SA	1.750%	9/27/21	16,586	15,863
10	Air Liquide Finance SA	2.250%	9/27/23	5,020	4,802
	Air Products & Chemicals Inc.	3.000%	11/3/21	1,100	1,132
	Air Products & Chemicals Inc.	2.750%	2/3/23	1,040	1,041
	Airgas Inc.	2.900%	11/15/22	2,575	2,579
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	545	666
	Praxair Inc.	4.050%	3/15/21	2,800	2,972
	Praxair Inc.	3.000%	9/1/21	2,730	2,805
	Praxair Inc.	2.450%	2/15/22	2,455	2,456
	Praxair Inc.	2.200%	8/15/22	1,120	1,099

	Capital Goods (1.3%)
10	Airbus Group Finance BV	2.700%	4/17/23	9,486	9,401
	Boeing Co.	2.850%	10/30/24	1,642	1,643
	Boeing Co.	2.600%	10/30/25	4,550	4,415
	Caterpillar Financial Services Corp.	2.100%	1/10/20	6,290	6,294
	Caterpillar Financial Services Corp.	1.700%	8/9/21	6,800	6,560
	Caterpillar Financial Services Corp.	2.850%	6/1/22	6,000	6,051
	Caterpillar Financial Services Corp.	3.250%	12/1/24	7,070	7,148
	Caterpillar Inc.	2.600%	6/26/22	1,250	1,252
	Deere & Co.	2.600%	6/8/22	5,220	5,224
	Dover Corp.	3.150%	11/15/25	1,825	1,838
	General Electric Capital Corp.	6.000%	8/7/19	1,441	1,583
	General Electric Capital Corp.	5.500%	1/8/20	4,137	4,538
	General Electric Capital Corp.	2.200%	1/9/20	961	973
	General Electric Capital Corp.	5.550%	5/4/20	391	433
	General Electric Capital Corp.	4.375%	9/16/20	1,604	1,725
	General Electric Capital Corp.	4.625%	1/7/21	12,962	14,068
	General Electric Capital Corp.	5.300%	2/11/21	1,286	1,424
	General Electric Capital Corp.	4.650%	10/17/21	7,785	8,546
	General Electric Capital Corp.	3.150%	9/7/22	3,306	3,416
	General Electric Capital Corp.	3.100%	1/9/23	8,336	8,561
	Illinois Tool Works Inc.	3.500%	3/1/24	2,650	2,756
	Illinois Tool Works Inc.	2.650%	11/15/26	6,920	6,665
	John Deere Capital Corp.	2.450%	9/11/20	5,175	5,216
	John Deere Capital Corp.	2.800%	3/4/21	3,475	3,532
	John Deere Capital Corp.	2.750%	3/15/22	4,645	4,685
	John Deere Capital Corp.	2.800%	1/27/23	1,925	1,930
	John Deere Capital Corp.	2.800%	3/6/23	8,320	8,341
	Parker-Hannifin Corp.	3.500%	9/15/22	1,885	1,973
	Parker-Hannifin Corp.	3.300%	11/21/24	815	833
10	Parker-Hannifin Corp.	3.250%	3/1/27	6,040	6,006
	Precision Castparts Corp.	2.500%	1/15/23	8,650	8,534
	Precision Castparts Corp.	3.250%	6/15/25	13,895	14,008
10	Siemens Financieringsmaatschappij NV	2.700%	3/16/22	11,205	11,215

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Communication (0.5%)
	America Movil SAB de CV	5.000%	10/16/19	1,800	1,924
	America Movil SAB de CV	5.000%	3/30/20	4,800	5,156
	America Movil SAB de CV	3.125%	7/16/22	7,364	7,412
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,530	2,047
	Comcast Corp.	5.875%	2/15/18	2,100	2,179
	Comcast Corp.	5.700%	5/15/18	2,220	2,323
	Comcast Corp.	2.850%	1/15/23	2,700	2,710
	Comcast Corp.	3.600%	3/1/24	3,600	3,691
	Comcast Corp.	3.375%	2/15/25	7,885	7,966
	Comcast Corp.	3.375%	8/15/25	6,815	6,873
	NBCUniversal Media LLC	5.150%	4/30/20	8,090	8,828
	NBCUniversal Media LLC	2.875%	1/15/23	9,090	9,096
	Walt Disney Co.	3.150%	9/17/25	2,500	2,547

	Consumer Cyclical (1.1%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	1,030	1,037
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,285	1,296
	American Honda Finance Corp.	1.600%	7/13/18	700	701
	American Honda Finance Corp.	2.250%	8/15/19	6,590	6,645
	American Honda Finance Corp.	2.450%	9/24/20	2,225	2,242
	American Honda Finance Corp.	1.700%	9/9/21	2,790	2,709
	Automatic Data Processing Inc.	3.375%	9/15/25	475	489
10	BMW US Capital LLC	2.000%	4/11/21	7,355	7,199
10	BMW US Capital LLC	1.850%	9/15/21	2,015	1,954
10	BMW US Capital LLC	2.800%	4/11/26	6,700	6,434
	Cummins Inc.	3.650%	10/1/23	1,350	1,409
10	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	7,090	7,127
10	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	1,475	1,484
10	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	1,089	1,082
	Harley-Davidson Inc.	3.500%	7/28/25	7,465	7,580
	Home Depot Inc.	4.400%	4/1/21	2,030	2,191
	Home Depot Inc.	2.625%	6/1/22	2,700	2,721
	Lowe’s Cos. Inc.	4.625%	4/15/20	2,070	2,212
	Lowe’s Cos. Inc.	3.800%	11/15/21	355	376
	Lowe’s Cos. Inc.	3.120%	4/15/22	4,440	4,582
	Lowe’s Cos. Inc.	3.875%	9/15/23	3,775	4,012
	Lowe’s Cos. Inc.	3.375%	9/15/25	775	790
	Lowe’s Cos. Inc.	2.500%	4/15/26	13,500	12,819
	Mastercard Inc.	3.375%	4/1/24	7,714	7,976
10	Nissan Motor Acceptance Corp.	2.550%	3/8/21	5,415	5,399
	PACCAR Financial Corp.	1.750%	8/14/18	740	742
	PACCAR Financial Corp.	2.200%	9/15/19	450	453
	Starbucks Corp.	2.100%	2/4/21	1,980	1,986
	Starbucks Corp.	2.450%	6/15/26	3,645	3,489
	Target Corp.	2.500%	4/15/26	1,750	1,634
	TJX Cos. Inc.	2.750%	6/15/21	1,650	1,680
	TJX Cos. Inc.	2.500%	5/15/23	900	885
	TJX Cos. Inc.	2.250%	9/15/26	2,650	2,431
	Toyota Motor Credit Corp.	1.550%	7/13/18	500	500
	Toyota Motor Credit Corp.	2.800%	7/13/22	600	604
	Toyota Motor Credit Corp.	3.200%	1/11/27	1,340	1,342
	Visa Inc.	2.200%	12/14/20	4,465	4,483
	Visa Inc.	2.800%	12/14/22	4,465	4,504
	Visa Inc.	3.150%	12/14/25	17,825	17,897

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	3.625%	7/8/20	1,365	1,440
	Wal-Mart Stores Inc.	3.250%	10/25/20	1,485	1,550
	Wal-Mart Stores Inc.	4.250%	4/15/21	2,852	3,090
	Wal-Mart Stores Inc.	2.550%	4/11/23	6,290	6,289

	Consumer Noncyclical (1.2%)
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	5,840	6,021
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	970	969
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	2,050	2,063
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	6,300	6,338
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	2,355	2,319
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	10,400	10,592
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	8,000	8,080
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,990	2,162
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	2,725	2,693
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,655	2,662
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,350	1,385
	Colgate-Palmolive Co.	2.100%	5/1/23	1,200	1,167
	Covidien International Finance SA	4.200%	6/15/20	4,126	4,370
	Gilead Sciences Inc.	3.700%	4/1/24	15,760	16,184
	Gilead Sciences Inc.	3.500%	2/1/25	9,095	9,146
	Gilead Sciences Inc.	3.650%	3/1/26	4,505	4,540
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,105	1,144
	Kimberly-Clark Corp.	3.625%	8/1/20	630	660
	McCormick & Co. Inc.	3.500%	9/1/23	2,500	2,596
	McCormick & Co. Inc.	3.250%	11/15/25	485	483
	Medtronic Global Holdings SCA	3.350%	4/1/27	16,250	16,379
	Medtronic Inc.	5.600%	3/15/19	1,800	1,927
	Medtronic Inc.	3.150%	3/15/22	12,000	12,343
	Medtronic Inc.	3.625%	3/15/24	2,030	2,104
	Medtronic Inc.	3.500%	3/15/25	2,370	2,425
	PepsiCo Inc.	4.500%	1/15/20	2,250	2,414
	PepsiCo Inc.	3.100%	7/17/22	6,318	6,488
	PepsiCo Inc.	3.600%	3/1/24	6,536	6,885
	PepsiCo Inc.	2.850%	2/24/26	2,615	2,567
10	Roche Holdings Inc.	2.875%	9/29/21	1,590	1,619
10	Roche Holdings Inc.	3.350%	9/30/24	4,860	4,994
10	Roche Holdings Inc.	3.000%	11/10/25	2,613	2,614

	Energy (1.5%)
	BP Capital Markets plc	1.375%	5/10/18	1,800	1,795
	BP Capital Markets plc	2.241%	9/26/18	3,780	3,804
	BP Capital Markets plc	4.750%	3/10/19	7,640	8,050
	BP Capital Markets plc	4.500%	10/1/20	4,040	4,347
	BP Capital Markets plc	3.561%	11/1/21	6,917	7,207
	BP Capital Markets plc	3.062%	3/17/22	915	926
	BP Capital Markets plc	3.245%	5/6/22	2,600	2,654
	BP Capital Markets plc	2.500%	11/6/22	3,140	3,078
	BP Capital Markets plc	2.750%	5/10/23	6,630	6,548
	BP Capital Markets plc	3.994%	9/26/23	900	941
	BP Capital Markets plc	3.814%	2/10/24	7,590	7,862
	BP Capital Markets plc	3.224%	4/14/24	3,750	3,752
	BP Capital Markets plc	3.535%	11/4/24	915	924
	BP Capital Markets plc	3.506%	3/17/25	13,000	13,062
	BP Capital Markets plc	3.119%	5/4/26	6,600	6,458

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Chevron Corp.	2.193%	11/15/19	450	454
	Dominion Gas Holdings LLC	2.500%	12/15/19	2,690	2,711
	Dominion Gas Holdings LLC	2.800%	11/15/20	2,685	2,717
	Exxon Mobil Corp.	2.397%	3/6/22	1,100	1,099
	Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,249
	Occidental Petroleum Corp.	4.100%	2/1/21	5,815	6,154
	Occidental Petroleum Corp.	3.125%	2/15/22	2,695	2,748
	Occidental Petroleum Corp.	2.600%	4/15/22	1,920	1,913
	Occidental Petroleum Corp.	2.700%	2/15/23	1,800	1,778
10	Schlumberger Holdings Corp.	3.625%	12/21/22	6,000	6,217
	Schlumberger Investment SA	3.650%	12/1/23	2,090	2,172
	Shell International Finance BV	4.375%	3/25/20	1,840	1,961
	Shell International Finance BV	3.400%	8/12/23	5,000	5,136
	Shell International Finance BV	3.250%	5/11/25	23,950	24,074
	Shell International Finance BV	2.875%	5/10/26	15,500	15,073
	Total Capital Canada Ltd.	2.750%	7/15/23	2,700	2,677
	Total Capital International SA	2.750%	6/19/21	7,190	7,263
	Total Capital International SA	2.875%	2/17/22	4,040	4,076
	Total Capital International SA	2.700%	1/25/23	1,350	1,336
	Total Capital International SA	3.700%	1/15/24	12,000	12,444
	Total Capital SA	4.450%	6/24/20	4,670	4,997
	Total Capital SA	4.125%	1/28/21	805	854
	TransCanada PipeLines Ltd.	2.500%	8/1/22	1,200	1,182
	TransCanada PipeLines Ltd.	4.875%	1/15/26	10,651	11,820

	Other Industrial (0.1%)
10	CK Hutchison International 16 Ltd.	2.750%	10/3/26	3,690	3,507
10	CK Hutchison International 17 Ltd.	3.500%	4/5/27	14,920	14,837

	Technology (1.0%)
	Apple Inc.	2.000%	5/6/20	3,705	3,722
	Apple Inc.	2.250%	2/23/21	1,500	1,504
	Apple Inc.	2.850%	5/6/21	5,840	5,978
	Apple Inc.	2.150%	2/9/22	895	884
	Apple Inc.	2.850%	2/23/23	4,780	4,813
	Apple Inc.	2.400%	5/3/23	3,590	3,528
	Apple Inc.	3.000%	2/9/24	1,795	1,809
	Apple Inc.	3.450%	5/6/24	5,385	5,575
	Apple Inc.	2.500%	2/9/25	6,320	6,098
	Apple Inc.	3.200%	5/13/25	1,360	1,374
	Apple Inc.	3.250%	2/23/26	4,145	4,191
	Apple Inc.	2.450%	8/4/26	3,000	2,834
	Apple Inc.	3.350%	2/9/27	1,795	1,810
	Applied Materials Inc.	2.625%	10/1/20	4,735	4,808
	Applied Materials Inc.	3.900%	10/1/25	427	451
	Baidu Inc.	3.250%	8/6/18	7,075	7,173
	Cisco Systems Inc.	4.450%	1/15/20	590	632
	Cisco Systems Inc.	2.200%	9/20/23	2,210	2,138
	Cisco Systems Inc.	2.950%	2/28/26	4,290	4,242
	Cisco Systems Inc.	2.500%	9/20/26	2,210	2,092
	Intel Corp.	2.450%	7/29/20	885	898
	Intel Corp.	3.300%	10/1/21	3,950	4,104
	Intel Corp.	2.700%	12/15/22	2,395	2,402
	International Business Machines Corp.	3.625%	2/12/24	1,800	1,887
	International Business Machines Corp.	3.300%	1/27/27	1,010	1,016

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Microsoft Corp.	2.375%	2/12/22	445	446
Microsoft Corp.	2.650%	11/3/22	700	706
Microsoft Corp.	2.700%	2/12/25	2,685	2,639
Microsoft Corp.	3.300%	2/6/27	24,760	25,079
Oracle Corp.	2.375%	1/15/19	2,920	2,959
Oracle Corp.	2.500%	5/15/22	8,180	8,152
Oracle Corp.	3.625%	7/15/23	290	304
Oracle Corp.	3.400%	7/8/24	4,000	4,110
Oracle Corp.	2.950%	5/15/25	4,295	4,232
Oracle Corp.	2.650%	7/15/26	1,915	1,817
QUALCOMM Inc.	2.250%	5/20/20	2,315	2,319
Xilinx Inc.	3.000%	3/15/21	1,390	1,423

Transportation (0.5%)
Burlington Northern Santa Fe LLC	3.450%	9/15/21	1,185	1,236
Burlington Northern Santa Fe LLC	3.000%	3/15/23	5,093	5,159
Burlington Northern Santa Fe LLC	3.850%	9/1/23	11,041	11,682
Burlington Northern Santa Fe LLC	3.400%	9/1/24	9,470	9,728
7 CSX Transportation Inc.	6.251%	1/15/23	1,268	1,447
7 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,769	5,485
7 Northwest Airlines 2007-1 Class A Pass Through
Trust	7.027%	5/1/21	3,245	3,577
7 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	3,607	3,973
Union Pacific Corp.	2.950%	1/15/23	910	923
Union Pacific Corp.	2.750%	4/15/23	4,555	4,544
Union Pacific Corp.	3.646%	2/15/24	3,550	3,730
Union Pacific Corp.	3.750%	3/15/24	3,770	3,964
Union Pacific Corp.	3.250%	8/15/25	1,000	1,014
7 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	1,202	1,254
				965,474
Utilities (1.0%)
Electric (1.0%)
Ameren Illinois Co.	2.700%	9/1/22	1,827	1,838
Arizona Public Service Co.	2.550%	9/15/26	2,555	2,401
Baltimore Gas & Electric Co.	2.800%	8/15/22	950	948
Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,600	4,808
Commonwealth Edison Co.	3.400%	9/1/21	8,700	9,028
Commonwealth Edison Co.	2.550%	6/15/26	880	836
Connecticut Light & Power Co.	5.500%	2/1/19	2,125	2,258
Connecticut Light & Power Co.	2.500%	1/15/23	5,550	5,464
Duke Energy Florida LLC	4.550%	4/1/20	1,375	1,476
Entergy Arkansas Inc.	3.500%	4/1/26	9,180	9,389
Entergy Louisiana LLC	3.300%	12/1/22	1,300	1,342
Entergy Louisiana LLC	2.400%	10/1/26	4,920	4,605
Georgia Power Co.	3.250%	3/30/27	15,930	15,444
MidAmerican Energy Co.	5.300%	3/15/18	3,326	3,444
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	4,242	4,803
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	2,665	2,671
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	4,180	5,034
PacifiCorp	5.500%	1/15/19	2,665	2,838
PacifiCorp	3.600%	4/1/24	3,600	3,729
Sierra Pacific Power Co.	3.375%	8/15/23	5,740	5,873
Southwestern Public Service Co.	3.300%	6/15/24	13,616	13,855
Virginia Electric & Power Co.	2.950%	1/15/22	7,700	7,837
Virginia Electric & Power Co.	2.950%	11/15/26	10,325	10,057

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Westar Energy Inc.	2.550%	7/1/26	5,745	5,459
	Westar Energy Inc.	3.100%	4/1/27	5,930	5,846

	Natural Gas (0.0%)
10	Engie SA	2.875%	10/10/22	1,305	1,291
					132,574
Total Corporate Bonds (Cost $2,620,631)					2,621,519
Sovereign Bonds (6.3%)
	Asian Development Bank	1.750%	1/10/20	17,875	17,940
10	Avi Funding Co. Ltd.	2.850%	9/16/20	9,400	9,403
10	Banco del Estado de Chile	2.000%	11/9/17	1,450	1,450
10	Bank Nederlandse Gemeenten NV	1.375%	9/27/17	2,725	2,724
10	Bank Nederlandse Gemeenten NV	1.500%	2/15/19	20,500	20,442
	Bermuda	4.854%	2/6/24	7,700	8,062
10	Bermuda	4.854%	2/6/24	2,725	2,862
	CDP Financial Inc.	4.400%	11/25/19	12,055	12,806
10	CDP Financial Inc.	4.400%	11/25/19	18,235	19,351
10	CDP Financial Inc.	3.150%	7/24/24	1,269	1,292
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	5,860	5,838
10	CNPC General Capital Ltd.	3.400%	4/16/23	800	808
	Corp. Andina de Fomento	4.375%	6/15/22	7,161	7,635
10	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,950	3,086
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,300	1,361
	CPPIB Capital Inc.	1.250%	9/20/19	10,000	9,878
10	CPPIB Capital Inc.	1.250%	9/20/19	17,700	17,494
10	CPPIB Capital Inc.	2.250%	1/25/22	56,520	56,414
	Development Bank of Japan Inc.	2.750%	9/16/25	7,580	7,591
[10,11]Dexia Credit Local SA		1.875%	9/15/21	13,260	12,815
10	Electricite de France SA	3.625%	10/13/25	9,110	9,129
	European Investment Bank	1.625%	6/15/17	2,275	2,275
	European Investment Bank	1.625%	12/15/20	35,715	35,271
	European Investment Bank	4.000%	2/16/21	9,100	9,760
	European Investment Bank	2.500%	4/15/21	7,275	7,403
	Export-Import Bank of Korea	1.750%	2/27/18	3,935	3,936
	Export-Import Bank of Korea	2.250%	1/21/20	5,390	5,380
	Export-Import Bank of Korea	5.125%	6/29/20	5,000	5,417
	Export-Import Bank of Korea	4.000%	1/29/21	2,550	2,674
	Export-Import Bank of Korea	4.375%	9/15/21	9,364	10,008
	Export-Import Bank of Korea	1.875%	10/21/21	8,870	8,559
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,110
10	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	8,000	7,947
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,000	1,019
	Inter-American Development Bank	2.375%	8/15/17	2,725	2,739
	Inter-American Development Bank	3.875%	2/14/20	4,550	4,823
	Inter-American Development Bank	3.000%	2/21/24	3,250	3,369
	International Bank for Reconstruction &
	Development	1.375%	5/24/21	18,250	17,841
12	Japan Bank for International Cooperation	1.750%	11/13/18	2,725	2,723
	Japan Bank for International Cooperation	2.125%	2/7/19	2,725	2,737
12	Japan Bank for International Cooperation	2.250%	2/24/20	27,500	27,534
13	KFW	1.000%	6/11/18	5,225	5,207
	Kingdom of Saudi Arabia	2.375%	10/26/21	5,800	5,698
	Kingdom of Saudi Arabia	3.250%	10/26/26	7,910	7,687
	Korea Development Bank	3.875%	5/4/17	4,000	4,007

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Korea Development Bank	3.500%	8/22/17	6,155	6,191
	Korea Development Bank	2.500%	1/13/21	4,750	4,719
10	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,053
	Korea East-West Power Co. Ltd.	2.625%	11/27/18	4,755	4,798
10	Korea Expressway Corp.	1.625%	4/28/17	4,750	4,750
10	Korea Gas Corp.	2.875%	7/29/18	3,650	3,692
10	Korea Land & Housing Corp.	1.875%	8/2/17	4,750	4,750
	Landwirtschaftliche Rentenbank	2.375%	9/13/17	5,000	5,017
10	Municipality Finance plc	1.125%	4/17/18	2,275	2,270
10	Nederlandse Waterschapsbank NV	1.875%	3/13/19	1,800	1,807
10	Nederlandse Waterschapsbank NV	1.250%	9/9/19	32,000	31,617
	North American Development Bank	2.300%	10/10/18	3,750	3,782
10	Ontario Teachers’ Cadillac Fairview Properties
	Trust	3.125%	3/20/22	7,000	7,075
10	Ontario Teachers’ Cadillac Fairview Properties
	Trust	3.875%	3/20/27	6,600	6,697
10	Province of Alberta	1.000%	6/21/17	1,825	1,826
	Province of Alberta	1.900%	12/6/19	15,000	15,006
10	Province of Alberta	1.750%	8/26/20	1,500	1,485
10	Province of Alberta	2.050%	8/17/26	5,000	4,639
	Province of Manitoba	2.100%	9/6/22	1,900	1,868
	Province of New Brunswick	2.750%	6/15/18	1,145	1,161
	Province of Ontario	1.100%	10/25/17	11,625	11,638
	Province of Ontario	1.200%	2/14/18	2,275	2,268
	Province of Ontario	3.000%	7/16/18	11,926	12,121
	Province of Ontario	1.625%	1/18/19	42,130	42,018
	Province of Ontario	4.000%	10/7/19	5,475	5,758
	Province of Ontario	4.400%	4/14/20	3,175	3,389
	Province of Ontario	2.500%	4/27/26	1,135	1,099
	Province of Quebec	3.500%	7/29/20	10,575	11,017
	Province of Quebec	2.750%	8/25/21	9,225	9,362
	Province of Quebec	2.375%	1/31/22	10,300	10,284
	Province of Quebec	7.500%	7/15/23	1,335	1,658
	Province of Quebec	7.125%	2/9/24	670	830
	Province of Quebec	7.500%	9/15/29	8,805	12,381
[7,10] Ras Laffan Liquefied Natural Gas Co. Ltd. II		5.298%	9/30/20	449	471
	Republic of Korea	7.125%	4/16/19	3,175	3,509
10	Republic of Lithuania	7.375%	2/11/20	1,520	1,731
	Republic of Lithuania	7.375%	2/11/20	23,607	26,847
	Republic of Lithuania	6.125%	3/9/21	1,815	2,048
	Republic of Poland	5.125%	4/21/21	10,205	11,174
	Republic of Poland	5.000%	3/23/22	26,142	28,724
10	Republic of Slovakia	4.375%	5/21/22	2,275	2,474
	Republic of Slovenia	5.500%	10/26/22	2,025	2,271
10	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	1,450	1,452
	State of Israel	2.875%	3/16/26	15,265	14,979
	State of Kuwait	2.750%	3/20/22	6,563	6,576
	Statoil ASA	5.250%	4/15/19	4,550	4,841
	Statoil ASA	3.150%	1/23/22	7,065	7,223
	Statoil ASA	2.450%	1/17/23	1,825	1,792
	Statoil ASA	3.700%	3/1/24	6,300	6,551
	Svensk Exportkredit AB	2.375%	3/9/22	39,000	39,188
10	Temasek Financial I Ltd.	2.375%	1/23/23	1,750	1,715
Total Sovereign Bonds (Cost $817,107)					817,097

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.1%)
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	2,050	2,105
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-EGSL	3.220%	2/1/21	1,697	1,719
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-ELL	3.450%	2/1/22	1,288	1,312
University of California Revenue	2.054%	5/15/18	900	907
Total Taxable Municipal Bonds (Cost $5,936)				6,043

			Shares
Temporary Cash Investments (12.0%)
Money Market Fund (11.9%)
[14] Vanguard Market Liquidity Fund	0.965%		15,408,525	1,541,161

			Face
			Amount
			($000)
Commercial Paper (0.1%)
[10,15]Electricite de France	1.906%	1/15/18	10,000	9,851
Total Temporary Cash Investments (Cost $1,550,856)				1,551,012
Total Investments (110.1%) (Cost $14,240,057)				14,197,534
Other Assets and Liabilities (-10.1%)
Other Assets [3]				1,016,203
Liabilities				(2,315,991)
				(1,299,788)
Net Assets (100%)
Applicable to 560,136,602 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				12,897,746
Net Asset Value Per Share				$23.03

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				12,656,373
Affiliated Vanguard Funds				1,541,161
Total Investments in Securities				14,197,534
Investment in Vanguard				883
Receivables for Investment Securities Sold				966,225
Receivables for Accrued Income				47,759
Other Assets [3]				1,336
Total Assets				15,213,737
Liabilities
Payables for Investment Securities Purchased				2,305,999
Payables to Vanguard				1,398
Other Liabilities				8,594
Total Liabilities				2,315,991
Net Assets				12,897,746

Institutional Intermediate-Term Bond Fund

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	12,995,714
Undistributed Net Investment Income	450
Accumulated Net Realized Losses	(56,136)
Unrealized Appreciation (Depreciation)
Investment Securities	(42,523)
Futures Contracts	(626)
Swap Contracts	867
Net Assets	12,897,746

• See Note A in Notes to Financial Statements.
1 Securities with a value of $4,182,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,312,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities and cash with a value of $714,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4 U.S. government-guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2017.
9 Adjustable-rate security.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was $1,057,828,000, representing 8.2% of net assets.
11 Guaranteed by multiple countries.
12 Guaranteed by the Government of Japan.
13 Guaranteed by the Federal Republic of Germany.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2017, the value of these securities was $9,851,000, representing 0.1% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Interest[1]	108,804
Total Income	108,804
Expenses
The Vanguard Group—Note B
Investment Advisory Services	187
Management and Administrative	760
Marketing and Distribution	82
Custodian Fees	77
Trustees’ Fees and Expenses	4
Total Expenses	1,110
Net Investment Income	107,694
Realized Net Gain (Loss)
Investment Securities Sold[1]	(31,154)
Futures Contracts	(22,799)
Swap Contracts	(563)
Realized Net Gain (Loss)	(54,516)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(182,069)
Futures Contracts	(327)
Swap Contracts	571
Change in Unrealized Appreciation (Depreciation)	(181,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	(128,647)

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $3,124,000 and $22,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,694	174,145
Realized Net Gain (Loss)	(54,516)	99,425
Change in Unrealized Appreciation (Depreciation)	(181,825)	43,828
Net Increase (Decrease) in Net Assets Resulting from Operations	(128,647)	317,398
Distributions
Net Investment Income	(108,042)	(174,092)
Realized Capital Gain[1]	(94,306)	(18,223)
Total Distributions	(202,348)	(192,315)
Capital Share Transactions
Issued	3,250,167	1,479,396
Issued in Lieu of Cash Distributions	202,348	192,315
Redeemed	(44,588)	(11,057)
Net Increase (Decrease) from Capital Share Transactions	3,407,927	1,660,654
Total Increase (Decrease)	3,076,932	1,785,737
Net Assets
Beginning of Period	9,820,814	8,035,077
End of Period[2]	12,897,746	9,820,814

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $47,606,000 and $4,126,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $450,000 and $524,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

	Six Months	Year	June 19,
	Ended	Ended	2015[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$23.79	$23.46	$23.36
Investment Operations
Net Investment Income	. 221	. 473.126
Net Realized and Unrealized Gain (Loss) on Investments	(.551)	.383	.101
Total from Investment Operations	(.330)	.856	.227
Distributions
Dividends from Net Investment Income	(.222)	(.473)	(.127)
Distributions from Realized Capital Gains	(.208)	(.053)	—
Total Distributions	(. 430)	(. 526)	(.127)
Net Asset Value, End of Period	$23.03	$23.79	$23.46

Total Return	-1.37%	3.70%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,898	$9,821	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	1.95%	2.02%	1.92%[2]
Portfolio Turnover Rate [3]	206%	251%	45%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations as a registered investment company.
2 Annualized.
3 Includes 66%, 67%, and 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented 9% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Institutional Intermediate-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counter-

Institutional Intermediate-Term Bond Fund

party may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be pledged, resold or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At March 31, 2017, counterparties had deposited in segregated accounts securities with a value of $1,047,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned

Institutional Intermediate-Term Bond Fund

on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Institutional Intermediate-Term Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $883,000, representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,904,273	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,297,590	—
Corporate Bonds	—	2,621,519	—
Sovereign Bonds	—	817,097	—
Taxable Municipal Bonds	—	6,043	—
Temporary Cash Investments	1,541,161	9,851	—
Futures Contracts—Assets[1]	1,035	—	—
Futures Contracts—Liabilities[1]	(1,225)	—	—
Swap Contracts—Assets	83[1]	79	—
Swap Contracts—Liabilities	(32)[1]	(74)	—
Total	1,541,022	12,656,378	—
1 Represents variation margin on the last day of the reporting period.

Institutional Intermediate-Term Bond Fund

D. At March 31, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	1,118	79	1,197
Other Liabilities	(1,257)	(74)	(1,331)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2017, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(22,799)	—	(22,799)
Swap Contracts	(824)	261	(563)
Realized Net Gain (Loss) on Derivatives	(23,623)	261	(23,362)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(327)	—	(327)
Swap Contracts	609	(38)	571
Change in Unrealized Appreciation (Depreciation) on Derivatives	282	(38)	244

At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	June 2017	(3,520)	(471,295)	(2,291)
2-Year U.S. Treasury Note	June 2017	1,490	322,515	681
5-Year U.S. Treasury Note	June 2017	2,003	235,806	178
10-Year U.S. Treasury Note	June 2017	1,891	235,548	833
30-Year U.S. Treasury Bond	June 2017	48	7,241	58
Ultra Long U. S. Treasury Bond	June 2017	(32)	(5,140)	(85)
				(626)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Institutional Intermediate-Term Bond Fund

At March 31, 2017, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A3	6/20/22	BARC	2,322	22	1.000	13
Federation of Malaysia/A3	6/20/22	GSI	1,610	4	1.000	(2)
People’s Republic of China/Aa3	6/20/22	BARC	3,700	(32)	1.000	(2)
People’s Republic of China/Aa3	6/20/22	GSI	1,300	(8)	1.000	2
Republic of Chile/Aa3	6/20/22	BARC	750	(7)	1.000	3
Republic of Chile/Aa3	6/20/22	BNPSW	13,500	(171)	1.000	(1)
Republic of Chile/Aa3	6/20/22	CITNA	7,400	(61)	1.000	32
			30,582			45

Credit Protection Purchased
El du Pont de Nemours & Co.	12/20/20	JPMC	4,015	72	(1.000)	(30)
Republic of Korea	6/20/22	BNPSW	1,500	39	(1.000)	2
Republic of Korea	6/20/22	GSI	8,000	224	(1.000)	27
Wells Fargo & Co.	9/20/20	BOANA	3,740	53	(1.000)	(39)
			17,255			(40)
						5

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Institutional Intermediate-Term Bond Fund

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
8/15/17	NA	LCH	77,650	0.981	(0.912)[2]	(20)
6/21/18	6/21/17[1]	CME	16,167	(1.000)	0.000[3]	(13)
6/21/19	6/21/17[1]	CME	59,889	1.250	(0.000)[3]	139
6/21/20	6/21/17[1]	CME	101,533	1.250	(0.000)[3]	447
6/21/22	6/21/17[1]	CME	6,527	(1.250)	0.000[3]	493
6/21/24	6/21/17[1]	CME	16,545	(1.500)	0.000[3]	(184)
						862

CME—Chicago Mercantile Exchange.

LCH—London Clearing House.

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. 3 Based on

3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $274,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2017, the cost of investment securities for tax purposes was $14,241,333,000. Net unrealized depreciation of investment securities for tax purposes was $43,799,000, consisting of unrealized gains of $52,618,000 on securities that had risen in value since their purchase and $96,417,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $1,756,766,000 of investment securities and sold $995,784,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,464,913,000 and $9,796,441,000, respectively.

Institutional Intermediate-Term Bond Fund

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	140,501	62,521
Issued in Lieu of Cash Distributions	8,796	8,169
Redeemed	(1,919)	(474)
Net Increase (Decrease) in Shares Outstanding	147,378	70,216

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,002.15	$0.10
Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	$1,000.00	$986.27	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,024.83	$0.10
Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,024.83	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%; and for the Institutional Intermediate-Term Bond Fund Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inceptions in 2015 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of the funds since their inceptions in 2015, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about each fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4722 052017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments. Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: May 18, 2017
VANGUARD MALVERN FUNDS

BY:	/s/ THOMAS J. HIGGINS* THOMAS J. HIGGINS CHIEF FINANCIAL OFFICER

Date: May 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.